The latest report from your
Fund's management team

ANNUAL REPORT

Declaration Trust

Growth      V.A. Financial Industries Fund
            V.A. 500 Index Fund
            V.A. International Fund
            V.A. Large Cap Growth Fund
            V.A. Mid Cap Growth Fund
            V.A. Regional Bank Fund
            V.A. Small Cap Growth Fund
------------------------------------------------------
Growth      V.A. Core Equity Fund
& Income    V.A. Large Cap Value Fund
            V.A. Sovereign Investors Fund
------------------------------------------------------
Income      V.A. Bond Fund
            V.A. High Yield Bond Fund
            V.A. Money Market Fund
            V.A. Strategic Income Fund

DECEMBER 31, 1999



Table of Contents

John Hancock Funds - Declaration Trust

                                                               Page
1) CEO Corner                                                     3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio managers or portfolio management teams through the end of the Fund's period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

Growth
V.A. Financial Industries Fund                                    4
V.A. 500 Index Fund                                               7
V.A. International Fund                                          10
V.A. Large Cap Growth Fund                                       13
V.A. Mid Cap Growth Fund                                         16
V.A. Regional Bank Fund                                          19
V.A. Small Cap Growth Fund                                       22

Growth & Income
V.A. Core Equity Fund                                            25
V.A. Large Cap Value Fund                                        28
V.A. Sovereign Investors Fund                                    31

Income
V.A. Bond Fund                                                   34
V.A. High Yield Bond Fund                                        37
V.A. Money Market Fund                                           40
V.A. Strategic Income Fund                                       42

3) Financial Statements                                          45

4) Notes to Financial Statements                                115

TRUSTEES

Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
* Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Investment Officer and
Chief Operating Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
V.A. Bond Fund
V.A. Core Equity Fund
V.A. Financial Industries Fund
V.A. High Yield Bond Fund
V.A. Large Cap Growth Fund
V.A. Large Cap Value Fund
V.A. Mid Cap Growth Fund
V.A. Regional Bank Fund
V.A. Small Cap Growth Fund
V.A. Sovereign Investors Fund
V.A. Strategic Income Fund

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
V.A. 500 Index Fund
V.A. International Fund
V.A. Money Market Fund

TRANSFER AGENT

John Hancock Servicing Center
P.O. Box 9298
Boston, Massachusetts 02205-9298

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISERS

Indocam International Investment Services
90 Boulevard Pasteur
Paris, France 75015
John Hancock Advisers International Limited
34 Dover Street
London, England W1X3RA
V.A. International Fund

Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109
V.A. Core Equity Fund

ISSUER

John Hancock
Life Insurance Company
John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not Licensed in New York

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Financial Industries Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]

John Hancock
V.A. Financial Industries Fund

Rising interest rates send financial stocks tumbling

Financial stocks had a tough year in 1999. A combination of factors worked on the group, from robust economic growth, rising interest rates and inflation fears, to Y2K concerns, fewer consolidations and a torrid technology sector that lured investors away. The only pockets of strength came from the largest financial institutions, like Citigroup. Bank stocks were especially vulnerable to the three interest-rate hikes by the Federal Reserve aimed at slowing down the economy and preempting inflation. Several high-profile earnings disappointments didn't help, even though bank fundamentals, for the most part, were sound.

"Banks,
despite their
stocks'
behavior,
continue to
exhibit solid
fundamentals..."

Fund performance

Given these circumstances, John Hancock V.A. Financial Industries Fund's performance was quite modest. We did, however, do better than other funds focused primarily on financial stocks, which had trouble breaking even. For the year ended December 31, 1999, the Fund returned 1.23% at net asset value, compared to the -1.04% return of the average open-end financial services fund, according to Lipper, Inc. The average variable annuity specialty/miscellaneous fund returned 50.22%.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings". The first listing is American Express 4.7%, the second is Fiserv 4.6%, the third Legg Mason 3.7%, the fourth Morgan Stanley Dean Witter 3.5% and the fifth Marsh & McLennan 3.3%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Contributors and detractors

Our overweighting in investment bankers and life insurance companies compared to the S&P Financial Index, and our underweight in banks helped the Fund post positive results. On the flip side, the weakness of the new European currency, the euro, hurt our holdings in EMU-member countries. However, we remain optimistic about the prospects for further consolidation in Europe and the increased focus there on shareholder value.

Insurance choices pay off

Property and casualty companies struggled all year in a tough pricing environment, and we significantly cut our stake, from 12% six months ago to 4% by year end, eliminating such names as Berkshire Hathaway and Progressive, which had earnings shortfalls. Our large life insurance and reinsurance companies, on the other hand, had good results, including AXA Financial and American International Group. Insurance broker Marsh & McLennan was also a key performer. Including all its sub categories, insurance remained the Fund's top sector at 32% of net assets.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 10% with -10% at the bottom and 60% at the top. The first bar represents the 1.23% total return for John Hancock V.A. Financial Industries Fund. The second bar represents the -1.04% total return for Average open-end financial services fund. The third bar represents the 50.22% total return for Average variable annuity specialty/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

Shift to the big brokers

As the booming bull market continues, investment management companies benefited from a high volume of equity offerings and a growing stream of merger advisory revenues, as well as renewed trading profits. Our largest names, including Morgan Stanley Dean Witter and American Express, were two of the Fund's top contributors. During the year, we cut some of our positions in regional brokerage houses, such as Raymond James and Freedom Securities, as the regionals lost investment-banking market share to the leading national firms. In their place, we bought a stake in Charles Schwab, which has become the model for multi-channel financial product distribution. The move didn't help us this period, but we believe in the company long term.

Bank fundamentals strong, stock prices weak

Banks, despite their stocks' behavior, continue to exhibit solid fundamentals, given that global markets stabilized and economic growth was better than anticipated. As a result, they have shown excellent loan growth and relatively low credit losses. Bank earnings were up approximately 12% for 1999, even with the rising interest-rate environment, again confirming our belief that the market unfortunately overestimates the impact of rising rates on bank profits. Our best bank performers were money-center bank Citigroup and the large super-regionals. While U.S. banks remain our second largest sector weighting, at 23% of the Fund, our underweight versus the financial index served us well this year. Consolidation slowed from its red-hot 1998 pace due to Y2K concerns, a more difficult pricing environment and leftover indigestion from some prior acquisitions.

Reform legislation bodes well

This year produced an historic piece of financial services reform legislation. The bill amends the Glass-Steagall and Bank Holding Company acts to permit banks, securities companies and insurance companies to affiliate in the same holding company. With its passage, we expect a period of consolidation to result featuring just such cross-industry consolidations. The potential for such deregulation was one of the motivating factors for creating John Hancock V.A. Financial Industries Fund. Specifically, we think there will be further cases of banks buying brokers, and, more important, for the first time we should see banks interested in acquiring life insurance companies.

"This year
produced an
historic piece
of financial
services
reform
legislation."

A look ahead

As long as the economy shows no signs of slowing and inflation remains a threat, the prospect for further rate increases remains real. While that should keep the waters choppy for financial stocks in the near term, the longer-term outlook is brighter. After their recent struggles, financial stocks are very compelling, with their valuations at substantial discounts to the market average. That, together with landmark regulatory reform now poised to spark change, bodes well for the financial sector.

---------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (4/30/97)
                                     -------         -------
Cumulative Total Returns               1.23%          48.42%
Average Annual Total Returns (1)       1.23%          15.95%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets.
    Without the limitation of expenses, the average annual total return since inception would have been 15.86%.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $19,075 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $14,842 as of December 31, 1999.



BY ROGER HAMILTON, CFA, PORTFOLIO MANAGER

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. 500 Index Fund. Caption below reads "Fund management team members Barry Evans (l) and Roger Hamilton (r)."]

John Hancock
V.A. 500 Index Fund

S&P 500 Index scores fifth consecutive year of double-digit gains

Powered by the stratospheric climb of technology and telecommunications stocks, the S&P 500 Index finished 1999 at a record high. For the 12 months ended December 31, 1999, the Index climbed by more than 20%, marking the fifth consecutive year in which it posted double-digit gains. This five-for-five record run resulted in a 219% cumulative gain from 1994 to 1999.

Despite intensifying inflation concerns and interest rate worries, investors kept pushing technology and telecommunications stocks "to infinity and beyond." They bet that the global economic recovery would stimulate a level of demand for tech and telecom products so strong that rising interest rates wouldn't jeopardize earnings growth.

But the meteoric rise of tech and telecom stocks belied a more somber truth. Many non-technology stocks suffered in 1999, and some out-and-out stumbled. Although the Index posted a gain of 21.04%, including reinvested dividends, the average stock in it rose only about half as much. In fact, the final tally showed that while 46% of the companies that made up the S&P 500 posted gains, a surprising 54% posted losses for the year. Even established blue-chip companies, such as soft-drink maker Coca-Cola and drug company Merck, found themselves in the losing column. Without the gains posted by white-hot technology and telecommunications shares, the S&P 500 Index's returns would have been very modest, at best.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings". The first listing is Microsoft 4.9%, the second is General Electric 4.1%, the third Cisco Systems 2.8%, the fourth Wal-Mart Stores 2.5% and the fifth Exxon 2.3%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

"...bright
promise of
the Internet...
helped set
technology and
telecommunications
stocks
ablaze."

Performance overview

For the 12-month period ended December 31, 1999, John Hancock V.A. 500 Index Fund had a total return of 20.81% at net asset value. By comparison, the average variable annuity S&P 500 Index objective fund had a total return of 20.48%, according to Lipper, Inc. Historical performance information can be found on page 9.

Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum. When we get new money that cannot immediately be deployed into Index components, we buy S&P 500 Stock Index futures. They allow us to participate in the Index's performance without incurring the transaction costs of buying stocks.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 20.81% total return for John Hancock V.A. 500 Index Fund. The second bar represents the 21.04% total return for S&P 500 Index. The third bar represents the 20.48% total return for Average variable annuity S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"S&P Index
funds aren't
immune to
market
downdrafts..."

Tech, telecom dominate

The bright promise of the Internet, together with a rebounding world economy, helped set technology and telecommunications stocks ablaze. In fact, all but one of the S&P 500 Index's 30 best performers for the year were members of those two groups. Topping the Index was QUALCOMM, a provider of digital wireless communications products and services, which climbed an eye-popping 2,619%. More than one-third of its 1999 gains -- $153 to be exact -- came in the last week of the year after a brokerage analyst set a 12-month price target of $1000. Because of its incredible rise, QUALCOMM accounted for more than 9% of the S&P 500 Index's value by year's end.

Rounding out the 10 biggest gainers, Sprint PCS (+343%) emerged as the top player in the wireless phone wars. Cell-phone firm Nextel Communications (+337%) enjoyed rapid subscriber and cash flow growth. LSI Logic (+319%) benefited from improving demand and pricing for semiconductors. Nortel Networks (+303%), Oracle (+290%) and Network Appliance (+270%) all were boosted by strong earnings growth. Yahoo! (+265%) benefited from rising advertising revenues, strong subscriber growth and being named a component of the S&P 500 Index. Sun Microsystems (+262%) climbed, thanks to a sales surge of Internet-infrastructure technology. National Semiconductor (+216%) was boosted by the more favorable semiconductor environment.

Laggards

The biggest detractors from the Index came from a broad range of industries. Funeral home operator Service Corporation International (-82%) sent condolences to investors, blaming a variety of factors including a declining death rate. Drug store chain Rite Aid (-77%) collapsed when creditors forced out management after accounting woes. McKesson HBOC (-71%) stumbled on news of alleged accounting irregularities and the pressures of managed care. HEALTHSOUTH (-65%) was hurt when managed-care firms trimmed reimbursements. Quintiles Transnational (-65%) suffered after the firm warned of profit shortfall. Pollution control companies Waste Management (-63%) and Allied Waste (-63%) were hurt by worse-than-expected losses. Xerox (-62%) slumped in response to intensified competition and sliding earnings.

Outlook

The Fund's returns, as always, will be dictated by the performance of the S&P 500 Stock Index. It's important for shareholders to realize that the S&P Stock Index's performance has been extremely strong over the past five years, especially when viewed from a historical basis. S&P Index funds aren't immune to market downdrafts, and they will rise and fall in concert with the underlying stocks in the Index. But no matter what the market environment, our goal will be to closely track the performance to the S&P 500 Stock Index.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              20.81%         124.03%
Average Annual Total Returns (1)      20.81%          27.32%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% and the management fee to 0.10% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 20.41% and 26.98%, respectively.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,250 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. 500 Index Fund on August 29, 1996 and is equal to $22,404 as of December 31, 1999.



BY MIREN ETCHEVERRY FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. International Fund. Caption below reads "Fund management team members (l-r): Jean-Claude Kaltenbach and, Miren Etcheverry."]

John Hancock
V.A. International Fund

International markets roar back to life

Recently, shareholders voted to approve a new subadvisory investment management contract with Indocam International Investment Services, effective January 1, 2000.

Overseas financial markets made a remarkable recovery in 1999, astounding investors by their quick rebound from 1998's global economic turmoil. Japan and the emerging markets had the best returns, as many of the Southeast Asian countries that sparked the problems in 1997 came back to life. Lower interest rates and a pickup in exports and growth produced especially strong results in South Korea, Thailand and Malaysia, while rising commodity prices helped Latin American markets.

"...we went
from a
large
underweighting in
Japan to
a significant
overweighting..."

Japan was one of the bigger winners and most prominent highlights of the year, as the government took steps to fix the ailing banking system, corporate restructuring began to take hold and the first signs of economic recovery emerged. That prompted a flood of foreign investors to re-enter the Japanese market and caused the yen to strengthen versus the dollar -- further benefiting American investors. Europe's results were more modest for U.S. investors because the decline of its newly minted currency, the euro, throughout the year eroded most of the markets' gains.

[Pie chart at bottom left hand column with heading "Portfolio Diversification". The chart is divided into seven sections (from top to left): Latin America 1%, Canada 5%, Pacific Rim ex-Japan 8%, Short-Term Investments & Other 8%, U.K. & Ireland 16%, Japan 27% and Continental Europe 35%. A note below the chart reads "As a percentage of net assets on December 31, 1999."]

Taken as a whole, overseas stock markets outperformed the United States for the first time in several years, many driven by the same technology and telecommunications frenzy that brought U.S. stock indices to record highs. For the year ended December 31, 1999, world stock markets as measured by the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index returned 28.80%, compared to the 21.04% return of the Standard & Poor's 500 Index.

Fund performance

John Hancock V.A. International Fund participated fully in the strength of the overseas markets and outperformed our MSCI benchmark, returning 31.55% at net asset value for the year ended December 31, 1999. On a relative basis, our performance was less than the 42.88% return of the average variable annuity international fund, according to Lipper, Inc. Historical performance information can be found on page 12. Our lag occurred in the first half of the year, when we had little exposure to emerging markets as they began their ascent and were significantly overweighted in Europe when results were more modest. We also missed April's sharp advance by cyclical companies, although we made up for that later.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 50% at the top. The first bar represents the 31.55% total return for John Hancock V.A. International Fund. The second bar represents the 42.88% total return for Average variable annuity international fund. A note below the chart reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average variable annuity international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Shifting emphasis helps

As we grew more confident in the prospects for recovery in Asia, we repositioned the portfolio to reflect that, moving the Fund to a more average weight in Europe -- ending the year at 51% of net assets from 76% a year ago. Shifting to an overweighted position in Canada and making good stock choices there also helped, given the strong performance of telecommunications company Nortel Networks. Like the market in general, our Fund's best performers were our technology, telecommunications and electronics stocks across all continents.

Japan

During the course of the year, we went from a large underweighting in Japan to a significant overweighting compared to our benchmark, and that served us well, given Japan's 61% return. Our position grew from 11% to 27% of net assets, and Japan was the largest country contributor to our performance. Sony, which recently began a major corporate restructuring, was our top holding and best performer. Others included Fujitsu, one of the largest manufacturers of computers and electronic components which is thriving on the telecom equipment boom, and investment banker Nomura Securities, which rose as confidence grew in the financial sector. The two fundamental themes driving the Japanese markets are the prospects for economic recovery and corporate restructuring and our portfolio is composed of blue-chip companies benefiting from those themes.

Europe: cut but still important

We got to our reduced focus in Europe by cutting our overweightings in France, Switzerland, Belgium, Italy and the United Kingdom. Being underweighted in Italy, which lagged, while making good stock choices there also helped performance. Going forward, we plan to keep an important position in Europe because of the opportunities for corporate restructurings and merger activity. In addition, its economic outlook has strengthened, fueled by Asia's recovery and the weak euro that helped exporters. Europe produced some of our biggest winners, such as leading wireless phone manufacturer Nokia and telecom company Mannesmann. Our biggest disappointment was also there in Allied Irish Banks, which was unduly hurt by concerns over its recent merger with a bank in Singapore.

"...stock
valuations
remain
attractive
compared
to U.S.
equities."

Cautious optimism ahead

We remain encouraged about the long-term prospects for international equities, while recognizing the short-term uncertainties surrounding interest rates. Overall, worldwide economic growth is solid and for the most part stock valuations remain attractive compared to U.S. equities. As for the Fund, the addition of a subadviser should bolster our investment capabilities, but will not alter our strategy. The Fund will continue to own a diversified portfolio of stocks chosen through a combination of top-down country allocation, which takes political and economic factors into consideration, and sector and individual stock selections, targeting companies with stable growth, reasonable valuations and strong managements.

---------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              31.55%          72.26%
Average Annual Total Returns (1)      31.55%          17.68%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 30.19% and 16.26%, respectively.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets. The index represents securities that are freely traded on a variety of equity exchanges around the world. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. International Fund on August 29, 1996 and is equal to $17,225 as of December 31, 1999. The second line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $16,017 as of December 31, 1999.



BY DAVID L. EISENBERG, CFA, AND GEOFFREY PLUME, CFA, PORTFOLIO MANAGERS

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Large Cap Growth Fund. Caption below reads "Fund management team members (l-r):
John Golden, David Eisenberg and Geoffrey Plume."]

John Hancock
V.A. Large Cap Growth Fund

Double-digit growth for 1999

Fiscal 1999 began last January with the same narrow band of large-company growth stocks fueling the market upward as they had for the past few years. That trend continued through mid-April, when market leadership broadened as investors took note of a pick-up in global economic growth. Economically sensitive value stocks, small-capitalization companies and energy-related issues moved up in price. Not long after, however, investors grew increasingly concerned about the inflation outlook at home and the possibility of the Federal Reserve Board's raising interest rates -- which it did twice over the summer. Market volatility ensued and technology, pharmaceutical, retail and financial stocks came under significant pressure. By fall, many of the same large-cap growth stocks that took center stage earlier did so once again.

Near period's end, investors refocused on mounting inflationary pressures. In November, the Fed raised rates for the third time, creating another meaningful pullback in some of the same industry sectors that suffered over the summer. The exception was technology. Undaunted, technology stock prices hit extreme highs as the rest of the market posted mediocre results.

[Table at bottom left hand column entitled "Top Five Common Stock
Holdings". The first listing is Microsoft 4.5%, the second is General Electric 3.5%, the third Cisco Systems 3.5%, the fourth IBM 3.5% and the fifth Intel 3.2%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Performance results

For the 12 months ended December 31, 1999, the Fund posted a total return of 20.71% at net asset value. This compares with the 21.04% return of the S&P 500 Index and the 29.93% return of the average variable annuity growth fund, according to Lipper, Inc. The Fund's double-digit performance was driven, in large part, by its heavy weighting in high-flying technology stocks. The same holds true for many of its competitors, who had even greater exposure to the technology sector, and that gave them a performance edge. Historical performance information can be found on page 15.

"Technology-
related and
communication
services
stocks were
the Fund's
strongest
contributors
to performance."

Financial services cut

Rising interest rates prompted us to move out of several financial companies that were strong contributors to performance earlier in the year. Taking profits, we either pared back or eliminated the Fund's positions in Providian, Wells Fargo, Bank of America, American Express and Citigroup, sharply reducing the portfolio's overall financial weighting. What remained was an emphasis on several bank, consumer finance and insurance stocks that, as possible acquisition targets, stand to be beneficiaries of the recently passed financial reform bill. American General and MBNA Corp. are two such holdings.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 20.71% total return for John Hancock V.A. Large Cap Growth Fund. The second bar represents the 29.93% total return for Average variable annuity growth fund. A note below the chart reads "The total return for John Hancock V.A. Large Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Health care

Looming patent expirations and Medicare reform made for a tough year in pharmaceutical stocks. Early on, we significantly reduced the Fund's health-care exposure, sidestepping the sector's downturn. By mid-fall, however, valuations had become so attractive that we added back to companies such as Schering-Plough and Warner-Lambert. The proposed acquisition of Warner-Lambert by American Home Products sent Warner-Lambert's stock price -- and many others -- soaring in November and then plunging in December as investors decided that mergers in this arena have had a spotty record of success. We had reduced the Fund's position in Warner-Lambert before December's rout and realized profits. While we are still holding some fundamentally sound pharmaceutical stocks, we are also exploring growth prospects in medical device and biotechnology companies.

"...we shall
become
increasingly
selective
going
forward."

Retail

In the period's first half, we favored cyclically oriented retailers, such as Home Depot, Costco, Lowe's and Wal-Mart Stores -- all of which experienced strong run-ups in price. By late summer, believing in the likelihood of an economic slowdown, we re-deployed assets into the more defensive consumer staple sector. Although holdings such as Kroger, CVS and Safeway suffered along with many others later in the period, they remain in the portfolio because we believe investors will find their predictable earnings appealing should the economy slow.

Technology and communication services

Technology-related and communication services stocks were the Fund's strongest contributors to performance. Among the main drivers were those companies focused on the Internet and its build-out, such as EMC Corp., Sun Micro-systems and Cisco Systems. The expansion of global telecom also fueled the performance of Motorola and Lucent Technologies, two companies involved in the building of the tele-communications infrastructure. Wireless service providers such as Nextel Communications and Sprint PCS also rocketed to new heights as subscriber growth accelerated.

Interestingly, the dawning of the digital age and the explosion of the Internet are helping the performance of several non-tech holdings, such as Best Buy, a consumer electronics retailer, and advertising and cable companies such as the Interpublic Group and Cablevision Systems, respectively.

Outlook

We enter 2000 with somewhat of a wary eye on technology stocks. Prices have risen so dramatically that a correction of some sort cannot be ruled out. Although we expect to continue having substantial exposure to tech stocks because of their strong growth potential, we shall become increasingly selective going forward. Given the economy's uncertain direction, multinational corporations and diversified industrial firms that can participate in growth overseas, as well as predictable stable growth players at home, shall also continue to have fair representation within the portfolio.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              20.71%           61.39%
Average Annual Total Returns (1)      20.71%           15.41%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 20.69% and 14.51%, respectively.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Large Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,250 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Large Cap Growth Fund on August 29, 1996 and is equal to $16,139 as of December 31, 1999.



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Mid Cap Growth Fund. Caption below reads "Mid Cap Growth Fund management team members (l-r)" Barbara Friedman, Lisa Welch and John Golden."]

John Hancock
V.A. Mid Cap Growth Fund

Mid-cap growth stocks take off; Fund posts strong return

The U.S. stock market surprised investors with another year of strong double-digit gains. Early on, lower short-term interest rates fueled a rise in mid-cap growth stocks. But signs of slower economic growth soon caused investors to move back into large-cap names. In early April, renewed confidence in the economy's strength and the likelihood of higher interest rates ignited another rise in less expensive mid-cap stocks, which climbed even as interest rates moved higher. In mid-summer, inflation concerns, rising interest rates and Y2K uncertainties stalled the market's climb. With the expectation that interest-rate hikes were mostly over, inflation was under control and prospects for technology stocks were stronger than ever, the market re-accelerated in the fourth quarter. The Russell Midcap Growth Index returned 51.29% for the year ended December 31, 1999, well ahead of the 21.04% return for the Standard & Poor's 500 Index.

"The Fund
also got a
boost from
strong stock
selection in
the media
sector."

[Table at bottom left hand column entitled "Top Five Common Stock Holdings". The first listing is Omnipoint 1.8%, the second is i2 Technologies 1.8%, the third CMGI 1.8%, the fourth McLeodUSA 1.5% and the fifth Oak Industries 1.5%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Performance review

John Hancock V.A. Mid Cap Growth Fund returned 56.18% at net asset value, during the same period. This return exceeded the 46.25% return for the average variable annuity mid-cap fund, according to Lipper, Inc. Historical performance information appears on page 18.

The Fund benefited from its focus on mid-cap stocks with market capitalizations between $1 billion and $10 billion, particularly in the top-performing technology sector. A surge of mid-cap buyouts by both foreign corporations and large U.S. companies also helped. The Fund owned stakes in several companies where takeovers were either announced or took place. These included Ascend Communications, DSP Communications, Frontier, Omnipoint and Orange Plc in the technology sector; AMFM and Outdoor Systems in the media area and Oak Industries, which makes electronic components, and Select Appointments, a European temporary help agency.

Telecommunications leads

Our concentration in telecommunications semiconductor and service stocks served us particularly well. Among our top performers were Global Crossing, NEXTLINK Communications and McLeodUSA, all of which are involved in building fiber-optic networks, as well as Corning, which supplies the fiber for the networks. Other winners included wireless phone companies Omnipoint, Nextel Communications and VoiceStream Wireless, and Conexant Systems, Comverse Technology and QUALCOMM, all of which provide equipment to the telecommunications industry. Each of these stocks returned over 100% for the period.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 60% at the top. The first bar represents the 56.18% total return for John Hancock V.A. Mid Cap Growth Fund. The second bar represents the 46.25% total return for Average variable annuity mid-cap fund. A note below the chart reads "The total return for John Hancock V.A. Mid Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity mid-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Software and Internet winners

Many of our other technology names also did quite well. In the software sector, i2 Technologies, a leading supply-chain vendor, and VERITAS Software both saw their stock prices climb with growing demand for their products. Internet stocks, which we had begun adding to in August, also took off late in the year. We benefited from owning CMGI, a holding company with a portfolio of Internet stocks, and DoubleClick, an Internet advertising company.

Media and energy pay off

The Fund also got a boost from strong stock selection in the media sector. We focused on media outlets that offer consumer companies a more targeted and cost-effective way to advertise. Among the names we owned were Outdoor Systems, a billboard company that was acquired by Infinity Broadcasting; Univision Communications, a Spanish language television company; Hispanic Broadcasting, a Spanish language radio company; and AMFM, a U.S. radio company that is being bought out by Clear Channel Communications.

Our stake in energy stocks, which we began increasing late last winter when oil prices were around $11 per barrel, also helped the Fund's returns. Oil service stocks like BJ Services did particularly well as oil prices approached $25 per barrel, at which point we began taking profits and reducing our position.

Health care and finance disappoint

Health-care stocks weakened as concerns grew that tightened Medicare reimbursement policies would hurt profit margins. We sold names like Cardinal Health, a drug distribution company, and Total Renal Care, a kidney dialysis company facing internal problems, and focused on biotechnology companies. In the finance area, we cut back on bank and insurance stocks, which were hurt by rising interest rates. With passage of financial reform legislation, however, we expect to see more consolidation in the insurance sector. Late in the year, we began buying more shares of Ace, Ltd., a Bermuda-based property and casualty company, and adding new names like ReliaStar Financial, a life insurer.

"...we've
increased our
investment
in mid-cap
names
with an
international
presence..."

Opportunities ahead

We expect higher interest rates, the labor shortage and higher energy prices to slow U.S. economic growth in 2000. In addition, some of the wholesale price increases that we've seen lately may not get passed onto the consumer, but could instead erode corporate profit margins. In this kind of environment, we believe strong stock selection -- avoiding companies whose profit margins may deteriorate -- will become increasingly important. As we go forward, we also expect the economies of Europe and Asia to accelerate. With this in mind, we've increased our investment in mid-cap names with an international presence, concentrating on sectors that we already like.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (1/7/98)
                                     -------         -------
Cumulative Total Returns              56.18%          72.35%
Average Annual Total Returns (1)      56.18%          31.63%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return for the one-year period and since inception would have been 54.82% and 29.40%, respectively.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Mid Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Midcap Growth Index and is equal to $17,832 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Mid Cap Growth Fund on January 7, 1998 and is equal to $17,234 as of December 31, 1999. The third line represents the Standard & Poor's 500 Index and is equal to $15,565 as of December 31, 1999.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Regional Bank Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r):
Lisa Welch, Jim Schmidt and Patricia Ouimet."]

John Hancock
V.A. Regional Bank Fund

Bank stocks lag amid rising interest rates and inflation fears

Bank stocks ran into stiff headwinds during 1999, as the economy remained remarkably strong, interest rates rose and inflation fears grew. Banks also fell prey to Y2K concerns and neglect, as investors left the sector to chase high-flying technology stocks. Even the passage in November of long-awaited financial reform legislation -- which long term will be a benefit to financial stocks -- sparked only a two-week rally before bank stocks, with the exception of the behemoth Citigroup, were quashed again by rate jitters.

Regional bank stocks in particular were hurt by the three interest-rate hikes implemented by the Federal Reserve in 1999 to cool off the economy and prevent an inflation spike. There were also a few headline-grabbing earnings disappointments that overshadowed the majority of banks, whose fundamentals remained strong.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings". The first listing is Mid-State Bancshares 3.9%, the second is Valley National Bancorp 3.9%, the third Commerce Bancshares 3.8%, the fourth M&T Bank Corp. 3.7% and the fifth Cullen/Frost Bankers 3.4%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Fund performance

The difficult environment caused many financial services mutual funds to lose ground and John Hancock V.A. Regional Bank Fund was no exception. For the year ended December 31, 1999, the Fund returned -4.86% at net asset value compared to the -1.04% return of the average open-end financial services fund, according to Lipper, Inc., and the average 50.22% of Lipper's catchall group of variable annuity specialty/miscellaneous funds. The Fund's underperformance was clearly due to our focus on regional banks and thrifts, since these smaller-sized companies were decidedly out of favor again in 1999. We also do not own non-bank financial stocks, such as investment brokerage firms, or the several large money- center banks -- like Citigroup -- that were the best performers this year.

"The difficult
environment
caused many
financial
services
mutual funds
to lose
ground..."

Fundamentals still strong

We recognize that sector investing is a long-term proposition, and while sector-specific funds are subject to different and sometimes greater volatility than the market as a whole, they can also provide long-term investors with greater outperformance. Despite the current backdrop, we remain encouraged by the generally positive fundamentals of our banks and thrifts. The feared global financial crisis of 1998 never materialized and economic growth has been better than anticipated. As a result, our banks have shown excellent loan growth and low credit losses. Bank earnings were up approximately 12% for 1999, even in a rising interest-rate environment. This is further proof that the stock market unfortunately overestimates the impact that rising rates have on bank profits. While we do expect a small decrease in net profit margins in 2000, we still anticipate bank earnings growth of approximately 8% to 10% over 1999.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 10% with -10% at the bottom and 60% at the top. The first bar represents the -4.86% total return for John Hancock V.A. Regional Bank Fund. The second bar represents the -1.04% total return for Average open-end financial services fund. The third bar represents the 50.22% total return for Average variable annuity specialty/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

"...passage
of historic
financial-
services
reform
legislation
was the most
important
development..."

Consolidation slows, but remains a key theme

Consolidation activity slowed from its torrid 1998 pace for a number of reasons. Y2K computer issues were a distraction, banks were still digesting some recent acquisitions and the pricing environment became more difficult. This year, three of the Fund's holdings were involved in mergers. As we have said before, even though the pace of consolidations will always be affected by market forces, the process is bound to continue to address the over-capacity that still exists in the U.S. banking system.

Reform legislation: catalyst for rebound?

The passage of historic financial-services reform legislation was the most important development for financial companies this year. The bill amends the Glass-Steagall and Bank Holding Company Acts to permit banks, insurance companies and securities brokers to affiliate in the same holding company. As a result, we expect a period of consolidation featuring just such cross-industry combinations. Specifically, we think there will be further cases of banks buying brokers, and, more important, for the first time we should see banks interested in acquiring insurance companies. This consolidation should produce more efficient and profitable financial services providers. It will also reward shareholders through takeover premiums and a greater industry focus on operating with maximum efficiency to generate shareholder value.

Strategy stays constant

Throughout the year, we took profits and trimmed our stakes in the super-regional banks that were the year's better performers, including Wells Fargo and, earlier in the year, Bank of America. We also took advantage of price declines to add to our position in banks whose stocks were undervalued compared to the companies' fundamentals. With regional bank prices compellingly attractive, we added to such quality names as First Tennessee, Valley National and Citizens Bank.

Interest rates, cheap stock prices

Uncertainty could keep bank stocks in its grip for a while longer. With the economy still on a roll, and the market and the Fed focused on inflation, the possibilities for further rate hikes remain likely. Until it is clear that the Fed is done raising rates, this nervous environment will prevail, keeping a cloud over the market and financial stocks. Our longer-term outlook, on the other hand, is much brighter. After their recent struggles, bank-stock valuations are very compelling, selling for 50% less than the price/earnings ratio of the S&P 500 Index. As long as bank fundamentals remain solid and once reform legislation kicks in, investors should increasingly recognize the attractive opportunities the sector offers.

---------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.



A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (5/1/98)
                                     -------         -------
Cumulative Total Returns              (4.86%)        (10.98%)
Average Annual Total Returns (1)      (4.86%)         (6.74%)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets.Without the limitation of expenses, the average total return since inception would have been (6.78%).

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Regional Bank Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $13,522 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Regional Bank Fund on May 1, 1998 and is equal to $8,902 as of December 31, 1999.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Small Cap Growth Fund. Caption below reads "Fund management team members (l-r):
Anurag Pandit, Bernice Behar and Laura Allen."]

John Hancock
V.A. Small Cap Growth Fund

Internet and technology stocks spark a small-cap stock rally in 1999

Good stock picking, particularly among technology names, provided John Hancock V.A. Small Cap Growth Fund with outstanding results well in excess of both our peers and benchmark in 1999. For the 12 months ended December 31, 1999, the Fund posted a total return of 68.52% at net asset value, compared to the 38.28% return of the average variable annuity small-cap fund, according to Lipper, Inc. Historical performance information appears on page 24.

"Since
technology
was the place
to be this
year, we were
well served
by our
sizable
stake..."

A year of rebound

The Fund achieved these results in a year when small-company growth stocks diverged sharply from small-company value stocks and rallied significantly, outdistancing the Standard & Poor's 500 Index for the first time in several years. Small-cap growth stocks were powered mostly by the amazing strength of the technology sector -- Internet stocks in particular -- and biotech stocks to a lesser degree. Their bright prospects caused investors to look beyond rising interest rates, Y2K worries and profit concerns that weighed on many other industry groups this year. For the year ended December 31, 1999, the Russell 2000 Growth Index -- the Fund's benchmark -- returned 43.09%, while the Russell 2000 Value Index lost ground, returning -1.49%. At the same time, the S&P 500 Index returned 21.04%, most of that performance coming from a small band of technology names.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings". The first listing is Data Return Corp. 1.2%, the second is Cognizant Technology Solutions 1.2%, the third Pegasus Communications 1.2%, the fourth Aspen Technology 1.1% and the fifth BindView Development 1.1%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Technology rules; telecom grows

Since technology was the place to be this year, we were well served by our sizable stake in the sector. Although we build the portfolio stock-by-stock, the broad technology sector, including telecommunications, provides us with many companies that fit our investment criteria of having strong and consistent earnings growth, dominant market share and enlightened management.

During the year, we shifted our semiconductor emphasis away from companies that service the computer industry toward companies focused on telecommunications, so we could take better advantage of the explosion in the worldwide development of telecommunications infrastructure and services. This area provided us with some of the Fund's top performers, including RF Micro Devices and Alpha Industries, which supply chip sets for Nokia and Motorola cell phones, respectively. Telecom service providers like NEXTLINK Communications and Allegiance Telecom continue to experience huge growth as they have beaten the Bell operating companies at developing and providing sophisticated voice, data and Internet transmission services to mid- and small-sized companies. With their success, these companies grew too large for the Fund's small-cap focus so we took profits.

Internet plays

Internet companies held much of the limelight this year and they provided us with stellar performance. We firmly believe in the Internet, not just for the myriad ways in which it touches consumers, but also for the revolutionary impact it is having on how business is conducted. That said, our weighting does not remain constant, as happened this year when our stake ranged from 3% to 15% at various times, the largest stakes at the beginning and end of the year.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 20% with 0% at the bottom and 80% at the top. The first bar represents the 68.52% total return for John Hancock V.A. Small Cap Growth Fund. The second bar represents the 38.28% total return for Average variable annuity small-cap fund. A note below the chart reads "The total return for John Hancock V.A. Small Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

For now, our Internet focus is in two areas. The first is Internet "tool" companies that provide information about where the Internet is going and how it, and individual Web sites, are being used. This group includes companies such as Media Metrix and Forrester Research, for broad trends, and Accrue Software, WebTrends and Broadbase Software for company-specific Web-site analysis. A more recent focus is on the business-to-business subsector ("B2B") involving companies that provide Internet tools and Web sites to help companies conduct business with each other online. An example is our recent addition of Chemdex, an Internet company that distributes pharmaceutical and chemical supplies online.

Takeovers abound

During the year, the Fund held stakes in more than 20 companies, representing more than 10% of the Fund's net assets, that were taken over by larger companies at significant premiums. Among the group were AboveNet, Level One, Nielsen Media Research, Executive Risk, Hambrecht & Quist and Abacus Direct.

Radio shines

Our media stocks have been exceptional this year, as consolidation activity picked up and the strong economy provided a boost to radio companies' advertising revenue. Pegasus Communications Corp., the largest rural distributor of Direct TV, saw its stock rise along with a huge growth in demand for satellite TV. Cumulus Media and Citadel Communications also served us well, as they are the top consolidation players in the mid- and small-sized radio markets. Our focus on niche players like Hispanic Broadcasting and Radio One, which dominate in urban markets, also paid off.

"Even with
their
advances, the
small-cap
group remains
compellingly
attractive..."

Education disappoints

Along with our strong performance came several disappointments, particularly among our education companies that provide adult education, such as ITT Educational Services. The group was held back by the strong economy, which caused more people to go to work rather than school.

Going forward

We are keeping our outlook cautiously optimistic for small-company growth stocks. Even with their advances, the small-cap group remains compellingly attractive, and that bodes well for both a further market rally and more takeover activity in the private market, especially among the high-quality companies the Fund targets.

---------------------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              68.52%         102.63%
Average Annual Total Returns (1)      68.52%          23.55%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 68.14% and 22.30%, respectively.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Small Cap Growth Fund on August 29, 1996 and is equal to $20,263 as of December 31, 1999. The second line represents the Russell 2000 Growth Index and is equal to $18,525 as of December 31, 1999. The third line represents the Russell 2000 Index and is equal to $16,724 as of December 31, 1999.



BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Core Equity Fund. Caption below reads "Fund management team members (l-r):
Stephen Lanzendorf, John Montgomery and Paul McManus."]

John Hancock
V.A. Core Equity Fund

Internet stocks lead a narrow advance

1999 was another banner year for the popular stock averages, but once again their strength masked extreme selectivity on the part of investors. The technology sector proved to be a favorite, especially in the fourth quarter, when the technology-laden Nasdaq Composite Index skyrocketed. Propelling the rally, however, were a mere handful of Internet and telecommunications stocks, many of them with sky-high valuations that fell outside of the Fund's parameters. All in all, it was a difficult environment for the Fund, which emphasizes broad diversification and concentrates on undervalued stocks of companies with improving fundamentals.

Another important development that contributed to the lackluster performance of the broader market was rising short-term interest rates. As the year progressed and it became clear that the U.S. economy was continuing to grow at a robust pace, the Federal Reserve Board raised interest rates in June, August and November. Despite the Fed's recent tightening bias, though, rates remained near the low end of their historical range, and the rate hikes did not stop investors from piling into a select few market leaders, virtually without regard to value.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings". The first listing is Microsoft 4.7%, the second is General Electric 3.5%, the third Cisco Systems 3.4%, the fourth Citigroup 3.1% and the fifth MCI WorldCom 2.2%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Fund performance

Rather than chase stocks that we considered to be drastically overvalued, or make big bets on specific stocks or sectors, we maintained the Fund's disciplined investment strategy. While in some market environments, for relatively short periods of time, certain sectors may significantly outperform the rest of the market, we believe a core-holdings fund such as this one is best served in the long run by a consistent focus on both diversification and growth at a reasonable price. Unfortunately, 1999 was one of those years when our approach was not favored by market conditions, as evidenced by the performance gap between the Fund and the S&P 500.

"...the Fund's
technology
holdings
did not
have the
eye-popping
gains of the
market
leaders..."

For the year ended December 31, 1999, the John Hancock V.A. Core Equity Fund had a total return of 13.89% at net asset value. In comparison, the S&P 500 returned 21.04%, including reinvested dividends. The Fund's returns were much closer to those of its peer group, as reflected in the 14.51% return of the average variable annuity growth and income fund, according to Lipper, Inc. Longer-term performance information can be found on page 27.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 13.89% total return for John Hancock V.A. Core Equity Fund. The second bar represents the 14.51% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Core Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Technology and retailing lead the way

Although some of the Fund's technology holdings did not have the eye-popping gains of the market leaders, we maintained a technology weighting roughly comparable to that of the S&P 500, and some of our technology holdings were top contributors to the Fund's performance. Included were hardware companies Hewlett Packard and Dell Computer, semiconductor maker Intel and a variety of other technology holdings, including Teradyne, Cisco Systems, America Online and Microsoft.

"...investors
will likely
continue
to focus
on interest
rates."

The strong economy also benefited well- managed retailers like Home Depot and Wal-Mart Stores. Home Depot was one of the sector's strongest performers, boosted by a 3-for-2 split and the stock's inclusion in the Dow Jones Industrial Average as of late October. From then until year end, the price of Home Depot shares rose roughly 39%. Wal-Mart advanced on the basis of strong sales and earnings results, as well as an announced partnership with America Online.

In the financial sector, a few stocks, such as Citigroup, were able to buck the interest-rate headwinds in virtue of cost reductions stemming from recent mergers or acquisitions.

Aerospace and health care struggle

Holding back the Fund's returns were stocks in the aerospace industry. While industry consolidation helped their performance earlier in the year, cutbacks in government defense spending resulted in a weak second half for most aerospace stocks, including B.F. Goodrich, General Dynamics and Textron. Another weak sector was health care, especially the hospital management and large pharmaceutical sub-sectors. Hospital management holdings HEALTHSOUTH and Omnicare were hurt by continued problems concerning the government's Medicare reimbursement policy. We sold those two stocks because we didn't see the situation improving any time soon. The large pharmaceutical company stocks were a different story. They normally suffer some temporary weakness when the presidential campaign season rolls around because of the candidates' penchant for complaining about high drug prices. After reducing the Fund's large drug-company holdings earlier in 1999 in favor of biotechnology stocks, we rotated back into drug stocks later in the year, after the biotechnology sector had enjoyed a strong run.

Outlook

Aside from election-year uncertainties, investors will likely continue to focus on interest rates. It might be difficult in the short term for stocks -- even in the technology sector -- to continue advancing in the face of rising interest rates. However, unless the economy slows noticeably from its recent pace, the Fed will have no choice but to increase rates again. In the stock market, the situation appears somewhat reminiscent of late 1996, when Fed Chairman Alan Greenspan criticized market participants for their "irrational exuberance" and raised rates shortly thereafter. We may be in for a repeat performance of that scenario. Looking at the big picture, though, stocks recovered nicely from the weakness following the Fed's decision to tighten early in 1997, and we expect that they could do so should further rate increases be in the cards for the first half of 2000.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              13.89%         113.61%
Average Annual Total Returns (1)      13.89%          25.52%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 24.99%.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Core Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,250 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Core Equity Fund on August 29, 1996 and is equal to $21,362 as of December 31, 1999.



BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Large Cap Value Fund. Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Tim Keefe and David Eisenberg."]

John Hancock
V.A. Large Cap Value Fund

Technology stocks take market to new heights

The U.S. stock market turned in another banner year, with investor interest expanding to stocks of all sizes but focusing on just a few sectors. John Hancock V.A. Large Cap Value Fund more than fully participated in the market's gains, returning 56.65% at net asset value for the year ended December 31, 1999. Our strategy of finding great businesses at relatively low prices compared to the company's true value again worked well, with the Fund dramatically outperforming the Standard & Poor's 500 Index, which returned 21.04% for 1999. The Fund also crushed the average variable annuity growth and income fund, which returned 14.51% during the same period, according to Lipper, Inc. For historical performance information, please see page 30.

"Strong stock
selection was
the key to
our success."

The Fund's performance came amidst a backdrop of tremendous market volatility. Cyclical stocks, those more closely connected to moves in the economy, rallied in April as investors regained confidence in U.S. economic growth and overseas economies showed signs of stabilizing. But the comeback was short-lived, as rising interest rates put pressure on many sectors, including finance. Even as interest rates climbed, however, technology and telecommunications stocks continued to hit on all cylinders, propelling the market to new heights by year-end.

[Table at bottom left hand column entitled "Top Five Common Stock
Holdings". The first listing is Oak Industries 9.2%, the second is ANTEC 7.5%, the third Amphenol Corp. 5.3%, the fourth QUALCOMM 4.7% and the fifth Parametric Technology Group 4.1%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Strong stock selection

Strong stock selection was the key to our success. Despite a lighter stake in technology than the S&P 500, the Fund benefited from major investments in names like QUALCOMM, a semiconductor company that makes advanced communications systems based on digital wireless technology. QUALCOMM is a perfect example of our relative value investment strategy, which we apply to companies wherever we find them -- even in technology, which is not traditionally viewed as a value sector. We bought the stock early in the year when it seemed cheap compared to its potential to grow revenues based on its patented wireless technology. Conexant Systems, a top provider of broadband and wireless semiconductors, was a similar story. In 1999, each of these stocks returned over 500% and together generated approximately 20% of the Fund's return. We also saw software stocks like Computer Associates International do well as investors began anticipating a ramp-up in corporate technology spending. Commonwealth Telephone Enterprises, a phone company serving rural Eastern Pennsylvania, took off as the company began successfully entering new markets. Other top performers included AT&T-Liberty Media Group, a company with ownership interests in major entertainment networks and video distribution businesses; Nielsen Media Research, a leading provider of TV audience research that was recently bought out; and Danka Business Systems, a newly restructured company that distributes and services office equipment.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 20% with 0% at the bottom and 60% at the top. The first bar represents the 56.65% total return for John Hancock V.A. Large Cap Value Fund. The second bar represents the 14.51% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Large Cap Value Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Opportunities in electronics

During the spring, we began building a large stake in Oak Industries, which makes components for the cable TV, wireless and fiber-optics markets. The stock was cheap, business prospects were excellent and we expected Oak to spin out or sell off its Lasertron optics division. Instead Corning, a fiber manufacturer, announced it was acquiring Oak this past fall. Oak's stock price soared, providing the Fund with approximately 20% of its return. We also bought Amphenol, a similar type of company, which has since done well. By contrast, our investment in ANTEC -- which makes equipment for both the cable TV and broadband communications industries -- tumbled on near-term concerns. Given the company's excellent long-term prospects, we held on. We also acquired Sony at a bargain price, given the company's assets, new video game offerings and restructuring efforts. Between the time we bought it and year end, the stock doubled.

Disappointments in finance and health care

Unfortunately, weak pricing and rising interest rates hurt almost all our insurance stocks. Our largest investment was Ace, Ltd., a property and casualty insurer with consistent earnings growth that recently merged with CIGNA. As the stock's price fell, we added to our stake, believing the company's prospects remain strong. But we gave up on some of our auto insurance stocks including Progressive, expecting continued weak pricing. Fortunately, these losses were offset by investments in Fuji Bank as well as Citigroup, both of which did well as Asian economies improved. In the health-care sector, we sold Total Renal Care Holdings, a leading provider of kidney dialysis treatment, whose stock price tumbled as internal problems surfaced.

"Volatility,
however,
offers
bargain-
hunters like
us great
opportunities..."

Recent additions

During the second half of the year, we made several sizable additions. We snapped up a stake in Iron Mountain, a paper storage company, on weakness related to its acquisition of Pierce Leahy, its next largest competitor. The stock has since rebounded nicely. We also bought zero coupon bonds issued by Brightpoint, a distributor of wireless phones and accessories to retailers, whose recent restructuring has begun to re- awaken investor interest. Finally, we took some profits in QUALCOMM to buy promising names like software developer Parametric Technology and disk-drive maker Seagate Technology.

Optimism ahead

Going forward, although 50%-plus annual Fund returns aren't necessarily the norm, we're optimistic that we'll continue to find more buying opportunities like these. We expect the stock market to remain volatile in 2000, especially as investors wait to see what will happen with interest rates and inflation. Volatility, however, offers bargain-hunters like us great opportunities to buy leading businesses at prices that make a lot of sense.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (1/6/98)
                                     -------         -------
Cumulative Total Returns              56.65%          90.14%
Average Annual Total Returns (1)      56.65%          38.26%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the annual total return since inception would have been 38.10%.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Large Cap Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Large Cap Value Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Large Cap Value Fund on January 6, 1998 and is equal to $19,014 as of December 31, 1999. The second line represents the Standard & Poor's 500 Index and is equal to $15,565 as of December 31, 1999.



BY JOHN F. SNYDER III, PORTFOLIO MANAGEMENT TEAM LEADER, BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Sovereign Investors Fund. Caption below reads "Portfolio managers (l-r):
Barry Evans, Peter Schofield and John Snyder."]

John Hancock
V.A. Sovereign Investors Fund

Driven by narrow universe of stocks, market indices end the century with big gains

The last year of the millennium was certainly full of surprises for investors. A year ago, after an unprecedented four years of double-digit gains, most market experts warned investors that stocks couldn't possibly repeat their outstanding performance again in 1999. However, with stronger-than-expected growth and continued low inflation, the economy beat the odds and the experts were proven wrong. With the favorable economic backdrop, the major stock market indices posted remarkable gains with the Standard & Poor's 500 Stock Index rising 21.04%, the Dow Jones Industrial Average advancing 27.20% and the Nasdaq Composite Index surging a whopping 86.12%.

The market's blockbuster returns were driven by a very narrow universe of stocks. Investors spent the year chasing after the same small group of high-flying technology stocks. In hopes of landing on the next big winner in the information-technology revolution, investors focused on momentum stocks -- those that are going up -- while ignoring both quality and valuations. In the process, most non-technology stocks were left behind and many even declined for the year. In fact, there was a huge discrepancy between the winners and losers. Even though the Nasdaq Composite soared, a large number of stocks in the Index actually posted losses for the year. And the return on the S&P 500, if you exclude technology stocks, was only 3.1%, according to the Leuthold Group, a stock market research firm.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings". The first listing is Interpublic Group 3.8%, the second is Chevron Corp. 3.5%, the third Citigroup 2.9%, the fourth Avery Dennison 2.6% and the fifth SYSCO Corp. 2.6%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

"...our more
conservative
investment
approach was
clearly out
of favor."

Understanding performance

In this technology-driven market, our more conservative investment approach was clearly out of favor. As we have discussed in past reports, most technology companies don't meet our investment criterion of consistently increasing dividends for the past 10 years. That's because technology companies tend to reinvest their earnings rather than using them to pay out dividends. What's more, we focus on companies with stable earnings growth, solid fundamentals and reasonable valuations. In a momentum-driven market -- as we experienced in 1999 -- investors were interested in only one thing -- that is, rising stock prices -- and they ignored our key tenets of earnings growth, valuations and fundamentals. So it's not surprising when you look at the performance figures that the Fund wasn't able to keep up with its more aggressive peers.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 3.84% total return for John Hancock V.A. Sovereign Investors Fund. The second bar represents the 9.78% total return for Average variable annuity equity income fund. A note below the chart reads "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...we believe
that the
economy will
continue to
grow, albeit
at a slower
rate..."

While investment styles go in and out of favor -- and it's impossible to time those shifts in the market -- history has shown that it's better to invest for the long term rather than trying to chase the flavor of the day. The Fund is designed for conservative investors who want solid returns over the long haul without a lot of risk. Although we, too, are frustrated by the narrowness of the current market, we still firmly believe that our Dividend Performers strategy has delivered, and will continue to deliver, on that promise. So we encourage you to keep the long-term picture in mind when you look at short-term performance numbers.

Performance scorecard

For the 12 months ended December 31, 1999, John Hancock V.A. Sovereign Investors Fund returned 3.84% at net asset value, compared to the 9.78% return of the average variable annuity equity income fund, according to Lipper, Inc. See page 33 for historical performance information.

Profit-taking in retail stocks

One of our top-performing sectors in this narrow market was retail stocks. Thanks to strong wage growth and a healthy stock market, consumers have gone on a spending spree. That has benefited retailers such as mass-merchandise giant Wal-Mart Stores and department store Dayton Hudson. While the fundamentals of these companies remain extremely solid, we believe their valuations have become a bit expensive. In addition, it's hard to imagine that consumers will be able to continue spending at the same rate throughout 2000. So we have taken advantage of the market's strength to take profits in these holdings in favor of ones that offer better relative value.

Increasing capital goods

In turn, we've added to our position in capital goods stocks, because we firmly believe that the stock market will broaden out in 2000. When it does, capital good stocks will start to look more appealing to investors. Not only are these stocks undervalued, but they are benefiting from a pickup in the U.S. industrial sector as well as a turnaround in the global economy. So we've beefed up our holdings in multinational capital goods companies such as Avery Dennison, Dover Corporation and Minnesota Mining & Manufacturing.

Outlook

As we enter the new millennium, we are cautiously optimistic. As investors try to figure out where the market is headed in 2000, we are likely to experience some volatility. A big question weighing on investors' minds is whether the technology bull market will continue for another year, and that's likely to add to the uncertainty.

On the positive side, however, we believe that the economy will continue to grow, albeit at a slower rate, and we see no reason for inflation to pick up significantly. Given that, we expect interest rates to begin to trend down in the second half of the year. As we mentioned above, we also believe that participation in the market's bounty will eventually broaden, allowing a wider variety of stocks to prosper. When that happens, we expect stocks that were out of favor in 1999 -- many of which are Dividend Performers -- to make a recovery.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns               3.84%          68.79%
Average Annual Total Returns (1)       3.84%          16.97%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 3.84% and 16.59%, respectively.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $24,250 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $16,880 as of December 31, 1999.


BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND ANTHONY A. GOODCHILD, BENJAMIN MATTHEWS AND TRIET NGUYEN, PORTFOLIO MANAGERS

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Bond Fund. Caption below reads "Fund management team members (l-r): Ben Matthews, Jim Ho, Triet Nguyen and Tony Goodchild."]

John Hancock
V.A. Bond Fund

Inflation concerns, rising interest rates depress bond market

Calendar 1999 was the second-worst year for the broad fixed-income market in more than two decades. The persistent strength of the U.S. economy not only caused investors to worry about higher inflation, it also prompted the Federal Reserve Board to raise short-term interest rates three times during the year. When the books finally closed on 1999, the majority of benchmark fixed-income indices posted negative or flat results, with only a few showing ever-so-slight gains. In a dramatic about-face from 1998, U.S. Treasury securities turned in the worst performance of all fixed-income sectors, while emerging-market bonds rallied to the top spot. The remaining sectors performed fitfully, causing most bond funds to produce disappointing results.

"...second-
worst year
for the broad
fixed-income
market in
more than
two
decades."

[Table at bottom left hand column entitled "Top Five Bond Sectors". The first listing is U.S. Government & Agencies 43%, the second is Finance 14%, the third Utilities 8%, the fourth
Telecommunications 6% and the fifth Media 4%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

Market turmoil hindered Fund's performance

For the 12 months ended December 31, 1999, John Hancock V.A. Bond Fund returned a total of -0.51% at net asset value. This compares with the -1.94% return of the average variable annuity corporate debt A-rated fund, according to Lipper, Inc. Historical performance information can be found on page 36.

Flexibility proved vital

Throughout 1999, the bulk of the Fund's net assets remained invested in the corporate arena -- both in investment-grade bonds and to a lesser extent in high-yield issues. Remaining assets were invested in U.S. government bonds, agency securities and asset-backed obligations. We avoided emerging-market debt, believing that the current risks and volatility associated with these securities remain excessive.

We also paid particular attention to the Fund's average duration (a measure of its sensitivity to interest rate changes) relative to its benchmark. For defensive purposes, we maintained a relatively short duration through early fall, as a shorter duration tends to help buoy a portfolio's share price when interest rates rise. Keeping in mind that such a stance may also inhibit a portfolio from participating fully in price appreciation possibilities, we extended duration slightly in the year's final months as it appeared much of the bad news had already been priced into the market. Our duration posture now stands at neutral to the portfolio's benchmark.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 5% with -5% at the bottom and 15% at the top. The first bar represents the -0.51% total return for John Hancock V.A. Bond Fund. The second bar represents the - 1.94% total return for Average variable annuity corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock V.A. Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Corporate tactics

At the outset of the fiscal year, we bolstered the Fund's corporate bond exposure, participating in that sector's run-up through mid-April. By mid-year, we had begun paring back on corporate issues, as increased volatility seemed likely. We used the proceeds to slightly increase the Fund's stake in long-term U.S. Treasury bonds. Doing so enabled us to avoid the worst of the summer's downdraft in the corporate sector. By early September, corporate prices presented value and we began adding back positions. When the new-issue calendar failed to be as heavy as first anticipated, credit spreads (the difference in yield between bonds of different credit quality) narrowed and prices rose.

Cyclical theme introduced

With the economy strong, we introduced A- and BBB-rated names of a cyclical nature in the energy, paper, industrial and real estate investment trust (REIT) sectors during the year. These included Ocean Energy, Apache Finance Canada Corp., Abitibi-Consolidated, Packaging Corp. of America, Lyondell Chemical, Lockheed Martin and ProLogis Trust.

Telecom and cable stars

The very same investor sentiment and dynamic growth potential that are fueling the stock performance of telecommunication and cable companies are also doing so on the fixed-income side. With a sizable weighting in telecom and cable bonds, the Fund was able to participate in the technology explosion. Holdings such as Orange Plc, a wireless operator in the U.K., Qwest Communications, Chancellor Broadcasting, Adelphia Communications, Continental Cable-vision, Metromedia Fiber, Global Crossing, SFX Broadcast, PSINet and Nextel Communications all worked well for the Fund.

"...we are
optimistic
that the
bond market
will find its
footing before
2000 ends."

U.S. government sector strategies

We moved out of intermediate-term holdings and into 30-year issues later in the period to create more of a barbell structure, which means these assets are clustered at both the short and long end of the Treasury maturity spectrum. This type of structure historically works well in a flattening yield curve environment. Should the Fed continue to demonstrate its vigilance in containing inflation, as we expect it will, then the yield curve may well flatten. Short-term rates could rise and longer-term rates could decline, as investors become more comfortable owning longer-term debt once the threat of inflation is removed.

In the fall, we swapped out of some mortgage-backed issues as they recovered in price and purchased a few government agency positions, such as Fannie Mae. Should the economy slow later in 2000, agency bonds tend to have a structure that can benefit from a decline in mortgage rates.

Crosscurrents may still exist in the near term

We enter 2000 with market uncertainty intact. It appears all eyes are on upcoming economic reports and the Fed to determine what direction the economy, inflation and interest rates may likely take. Corporate bond supply could prove a problem in the months ahead as the new-issue calendar may start to pick up steam. Despite the possibility of near-term unease, we are optimistic that the bond market will find its footing before 2000 ends.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              (0.51%)         24.25%
Average Annual Total Returns (1)      (0.51%)          6.72%

YIELD

As of December 31, 1999
                                                  SEC 30-DAY
                                                       YIELD
                                                     -------
John Hancock V.A. Bond Fund (1)                        6.66%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (0.77%) and 5.59%, respectively, and the yield would have been 6.40%.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that mirrors the investment objectives and characteristics of the Fund. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Bond Fund on August 29, 1996 and is equal to $12,419 as of December 31, 1999. The second line represents the Lehman Brothers Corporate Bond Index and is equal to $12,302 as of December 31, 1999.



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND FREDERICK L. CAVANAUGH, JR., JANET L. CLAY, CFA, AND DANIEL S. JANIS, PORTFOLIO MANAGERS

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. High Yield Bond Fund. Caption below reads "Fund management team members (l-r):
Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]

John Hancock
V.A. High Yield Bond Fund

Fund outperforms its peers as most bonds struggle

In 1999, bond investors in nearly every category suffered through their worst year since 1994 and second-worst since 1973. The U.S. economy remained surprisingly robust, economies worldwide stabilized and commodity prices rose, so fears grew that inflation would re-emerge. A glut of new corporate bond issuance in anticipation of Y2K was also met with lackluster demand, as investors were lured to the dazzling returns of technology stocks. This combination of factors caused interest rates to rise and bond prices to fall from the spring until the year's end. Starting in June, the Federal Reserve Board raised short-term interest rates three times to try to cool off the economy and prevent an outbreak of inflation, which bond investors dread since it erodes the value of their fixed-income streams. U.S. Treasury bonds, which are the most sensitive to interest-rate moves, were especially hard hit.

High-yield bonds, those rated below investment grade, fared better than Treasuries as their higher yields helped better offset price declines.

[Pie chart at bottom left hand column with heading "Portfolio
Diversification." The chart is divided into six sections (from top to left): Convertible Bonds 4%, Short-Term Investments & Other 4%,
Preferred Stock 6%, Common Stock 7%, Foreign Corporate Bonds 19% and U.S. Corporate Bonds 60%. A note below the chart reads "As a percentage of net assets on December 31, 1999."]

Fund performance

John Hancock V.A. High Yield Bond Fund's overweighting in cyclical names and our ability to invest in a limited amount of equities helped the Fund substantially outperform its peers. For the year ended December 31, 1999, the Fund posted a total return of 13.12% at net asset value, compared to the 3.83% return of the average variable annuity high current yield fund, according to Lipper, Inc. Historical performance information can be found on page 39.

"...overweighting
in cyclical
names and
our ability to
invest in a
limited
amount of
equities
helped..."

Paper, energy rebound

Rising oil prices and rebounding Asian economies boosted our cyclical companies whose fortunes are closely tied to moves in the economy. Energy and paper companies in particular were two areas of strength. Our bond and stock holdings in Key Energy Services rebounded as oil and gas drilling revived with oil prices and fueled demand for the types of well- maintenance services that Key Energy provides. Brazilian company Trikem, a producer of PVC, was also one of our top performers.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 13.12% total return for John Hancock V.A. High Yield Bond Fund. The second bar represents the 3.83% total return for Average variable annuity high current yield fund. A note below the chart reads "The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Canadian paper companies Repap New Brunswick and Abitibi-Consolidated, whose stock we hold, contributed significantly to performance, as paper prices rose along with Asian demand, which had virtually dried up during Asia's near-depression last year.

"...individual
credit
selection is
becoming
more
important
than ever."

Avoiding trouble

Individual security selection was an important factor for us this year -- especially the names we avoided. The number of high-yield companies that failed to execute their business plans rose somewhat in 1999, including such high-profile names as Iridium and Fruit of the Loom, neither of which we owned. Our underweight in textile and health-care companies in general served us well, although we did not succeed in sidestepping all troubles. By definition, companies rated below investment grade are subject to greater risk of default and earnings disappointments. Textile loom manufacturer Steel Heddle and Imperial Home Decor were two examples, as was Integrated Health Services, which was stung by questions about billing practices in Florida and federal reimbursement levels.

Better quality and value overseas

In contrast to the saturated U.S. market, we are now finding better quality and value overseas, particularly lately in Western Europe, where high-yield bond issuance is continuing to grow, offering us better deals and higher-quality companies to choose from. As a result, we added or boosted our stakes in overseas telecommunications, paper and energy companies. Our biggest positions are a 5% stake in the Netherlands and the United Kingdom. In fact, our foreign holdings contributed to our outperformance this year, because their prices were steadier, at the same time that we continued to earn an attractive level of current income. In addition to the paper and energy companies we mentioned earlier, we also had good results from our telecommunications names, such as Dutch phone company VersaTel Telecom International, which provides voice, data and Internet transmission service to small and mid-sized businesses in Europe. Omnipoint did well when it was recently taken over by VoiceStream. We will continue to use our ability to invest overseas to take advantage of this growing part of the high-yield universe, keeping in mind, of course, the added risks that accompany international investing.

A look ahead

Our outlook remains cautiously optimistic for high-yield bonds, as they continue to present very attractive values and income streams. Yet we believe individual credit selection is becoming more important than ever. Should the Fed's tightening measures slow the U.S. economy down too much, it will become even more difficult for high-yield companies with aggressive business plans to reach their earnings targets. We will continue to apply our in-depth fundamental analysis toward finding companies worth the extra risk that we are taking to own them.

---------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (1/6/98)
                                     -------         -------
Cumulative Total Returns              13.12%           2.04%
Average Annual Total Returns (1)      13.12%           1.02%

YIELD

As of ended December 31, 1999

                                                  SEC 30-DAY
                                                       YIELD
                                                     -------
John Hancock V.A. High Yield
Bond Fund (1)                                         11.87%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 12.94% and 0.78%, respectively, and the yield would have been 11.69%.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $10,430 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. High Yield Bond Fund on January 6, 1998 and is equal to $10,204 as of December 31, 1999.



BY DAWN BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Money Market Fund. Caption below reads "Fund management team members Barry Evans and Dawn Baillie."]

John Hancock
V.A. Money Market Fund

Robust economy provokes Federal Reserve to raise rates three times in 1999

Money-market yields rose in 1999 as the result of several important changes in the economic environment. Global economies began to stabilize from the turmoil in 1998 that had caused the U.S. Federal Reserve Board and governments around the world to lower rates to prevent global recession. At the same time, the U.S. economy continued to grow at an amazingly strong rate.

"Money-market
yields rose
in 1999..."

When the year began, signs of strength were not so pronounced, and with global uncertainties remaining, the Fed stayed on the sidelines during the first three months. Although inflation remained tame, U.S. growth began to pick up steam, aided in part by the booming stock market and the "wealth effect" it created. In the spring, investors grew more nervous and pushed interest rates higher, anticipating that the economy's strength, coupled with the lowest unemployment level in years, would lead to Fed action. Even the market's moves were not enough to slow the roaring U.S. economy, and the Fed wound up raising short-term rates three times between June and November as preemptive strikes aimed at gradually cooling down the economy and nipping any hint of inflation in the bud. As a result, the federal funds rate -- that which banks charge each other for overnight loans -- rose from 4.75% at the beginning of the year to 5.50% at the end of December. Money-market yields also moved up in response, since the federal funds rate is a key pricing benchmark for money-market securities.

7-day effective yield

On December 31, 1999, John Hancock V.A. Money Market Fund had a 7-day effective yield of 5.02%. By comparison, the average taxable money-market fund had a 7-day effective yield of 5.13%, according to Lipper, Inc.

Maturity moves

For the first three months of 1999, we kept the Fund's maturity slightly longer than average, because with the global economies still in turmoil, we expected the Fed to stand aside, which it did. Our more aggressive approach allowed us to lock in some higher yields early on. But with each passing month, as evidence grew that the U.S. economy was gaining steam, the Fed's attention turned away from the global scene toward the home front. Anticipating rate hikes, we scaled back the Fund's maturity to be right in line with the average money-market fund's by the end of June, and we stayed on average for the rest of the year. This way, we didn't have our money locked up for as long, and were ready to reinvest in higher-yielding securities after the Fed's rate hikes in June, August and November. The only exception came as we approached year end and shortened briefly to enable the Fund to accommodate potential increased liquidity demands as a result of the approaching changeover to the year 2000.

[Bar chart at the top of left hand column with heading "7-Day Effective Yield". Under the heading is a note that reads "As of December 31, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 6% at the top. The first bar represents the 5.02% total return for John Hancock V.A. Money Market Fund. The second bar represents the 5.13% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]

"...we expect
growth to
slow, but
possibly not
until the
second half
of 2000."

A look ahead

With three interest rate hikes now working their way through the economy, we expect growth to slow, but possibly not until the second half of 2000. In the meantime, inflation will remain a concern, and the ever-vigilant Fed will likely stay in the middle of the action, with the real possibility of raising rates some more to keep inflation in check. By how much, and when, depends largely on the important monthly and quarterly economic data. Several key reports include the fourth-quarter gross domestic product (GDP) numbers and those dealing with employment figures, especially the employment cost index. It is the most accurate way to measure wage inflation, and since it's a quarterly, rather than a monthly, report, it also is very useful in determining if new trends are emerging. Given the prevailing uncertainty, we will keep the Fund's maturity close to the average until it is clear that the Fed is done raising rates. As always, we will also stay focused on providing the Fund with a competitive level of current income, while preserving stability of capital.

---------------------------------------------------------------------------
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.



BY FREDERICK L. CAVANAUGH, JR., PORTFOLIO MANAGEMENT TEAM LEADER, AND ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

[A 3" x 3" photo at bottom right side of page of John Hancock V.A. Strategic Income Fund. Caption below reads "Fund management team members (l-r): Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]

John Hancock
V.A. Strategic Income Fund

Inflation jitters, rising rates roil global bond markets

The ongoing strength of the U.S. economy, the comeback of many foreign economies and persistent worldwide inflation fears weighed heavily on most global bond markets throughout 1999. Reacting to evidence that the U.S. economy was growing at a much faster-than-anticipated clip and that many overseas economies had apparently bottomed, the Federal Reserve raised interest rates three times by a total of three-quarters of a percentage point to stave off potential inflation pressures. Bond investors dislike even the hint of inflation because it eats into the returns of fixed-income investments. In response, Treasuries had their second-worst year since 1973. Although there was spotty evidence that inflation was on the rise, it remained under the historically low level of 3%.

"Among
our best
performers
were
telecommunications
companies..."

European government bonds performed slightly better, although rising interest rates on that continent muted their returns. Practically the year's only bright spot was the comeback of emerging-market bonds. Beginning the year at depressed levels, emerging-market bonds posted double-digit gains, as Asian and Latin American economies rebounded, alleviating fears of a global economic meltdown.

[Table at bottom left hand column entitled "Top Five Bond Sectors". The first listing is Telecommunications 33%, the second is U.S. Government 23%, the third Media 7%, the fourth Leisure 5% and the fifth Foreign Governments 4%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

The high amounts of income they carry helped high-yield corporate bonds outpace Treasuries, although they posted only modest gains. Demand for high-yield bonds was rather anemic given the red-hot stock market and concerns about potential Y2K. Meanwhile, the supply of high-yield securities expanded. Many corporations rushed to issue debt in the summer and fall to lock in relatively low interest rates, while others accelerated issuance in order to sidestep potential fourth quarter Y2K-related bumps.

Performance review

For the 12 months ended December 31, 1999, John Hancock V.A. Strategic Income Fund posted a total return of 4.82% at net asset value, compared with the 0.79% return of the average variable annuity general bond fund, according to Lipper, Inc. Historical performance information can be found on page 44.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.82% total return for John Hancock V.A. Strategic Income Fund. The second bar represents the 0.79% total return for Average variable annuity general bond fund. A note below the chart reads "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper, Inc. See the following page for historical performance information."]

High-yield corporate bonds

Throughout the period, we continued to maintain a relatively large weighting in high-yield corporate bonds, reflecting our view that they continue to offer an attractive combination of value and high income. Among our best performers were telecommunications companies such as TeleCorp PCS, a wireless telecommunications provider that continued to enjoy good subscriber growth. Another strong performer was RCN Corp., a provider of communications services to the residential market that was boosted by expansion of its service area. On the flip side, our disappointments included movie theater chain Regal Cinemas, which posted worse-than-expected earnings after failing to execute its aggressive expansion plan, and coal company AEI Resources, which suffered from weak coal prices and rising transportation costs.

Government bond choices

Our stake in high-quality government bonds was tilted in favor of U.S. Treasuries during the period. Although they had a rather tough go of it, we continued to hold onto Treasuries because they offered yields well in excess of most high-quality government bonds elsewhere, including Europe. We also had holdings in government bonds from the United Kingdom and Canada, which offered competitive yields and performed well relative to their U.S. counterparts.

Despite their recent run-up, we did not increase our stake in emerging-market bonds, which made up less than 3% of the Fund's total net assets at the end of the period. We think that the potential risks of owning them over the long term far outweigh the potential rewards. As has been proven time and again during the last decade, there's often another proverbial shoe that eventually drops in emerging markets and investors usually pay a pretty steep price for them. Given the breadth of our concerns, we chose to invest in emerging markets on a very selective basis only.

"We believe
that the
high-yield
corporate
market still
offers very
good value."

Outlook

Our view is that high-quality foreign government bonds offer little value now, with yields well below U.S. Treasuries. And with all the uncertainty clouding the outlook for emerging markets, we're likely to keep our stake in them relatively small even though they're attractive from a yield standpoint. We believe that the high-yield corporate market still offers very good value. Yields on most high-yield bonds are around 12%, a historically wide spread compared with the 6.5% yield on Treasuries. The U.S. economy has recently shown some signs of slowing, which would likely be a positive for high-yield bonds since interest rates could stabilize or fall as a result. As long as economic growth remains reasonably good, companies that issue high-yield debt will likely fare well.

---------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

A LOOK AT PERFORMANCE

For the period ended December 31, 1999
                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns               4.82%          30.85%
Average Annual Total Returns (1)       4.82%           8.39%

YIELD

As of ended December 31, 1999
                                                  SEC 30-DAY
                                                       YIELD
                                                     -------
John Hancock V.A. Strategic
Income Fund (1)                                        9.17%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 4.80% and 8.05%, respectively, and the yield would have been 9.15%.

WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $13,086 as of December 31, 1999. The second line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $12,302 as of December 31, 1999.



FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
December 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
                                          V.A.         V.A.         V.A.         V.A.         V.A.         V.A.         V.A.
                                       FINANCIAL    500 INDEX  INTERNATIONAL  LARGE CAP     MID CAP     REGIONAL     SMALL CAP
                                    INDUSTRIES FUND   FUND         FUND      GROWTH FUND  GROWTH FUND   BANK FUND   GROWTH FUND
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Assets:
Investments at value - Note D:
Common stocks and rights
(cost - $40,561,767,
$26,691,135, $6,322,532,
$17,686,521, $3,914,727,
$21,491,150 and $13,700,474,
respectively)                         $47,253,646  $37,800,781   $8,705,667  $21,708,313   $5,751,575  $19,518,770  $20,626,058
Short-term investments
(cost - $1,578,000,
$145,000, $811,763,
$286,000, $620,000,
$926,000 and $263,000,
respectively)
- Note B                                1,578,000      145,000      811,763      286,000      620,000      926,000      263,000
Corporate savings account                     293           --           --          691          832          750          350
                                      -----------  -----------   ----------  -----------   ----------  -----------  -----------
                                       48,831,939   37,945,781    9,517,430   21,995,004    6,372,407   20,445,520   20,889,408
Cash                                           --       19,391          697           --           --           --           --
Foreign currency, at value
(cost - none, none, $303,
none, none, none and none,
respectively)                                  --           --          299           --           --           --           --
Receivable for investments sold           865,257           --      256,841      262,845           --           --      290,013
Receivable for shares sold                146,134        1,518           --          344       39,915           41        1,235
Receivable for futures variation
margin - Note B                                --          850           --           --           --           --           --
Dividends and interest receivable          48,439       34,092        3,777        7,330        1,425       48,801        2,355
Foreign tax receivable                      2,151           --        6,647           --           --           --           --
Receivable from John Hancock
Advisers, Inc.
and affiliates - Note C                        --        7,419        5,862           --          286           --           --
Deferred organization expenses
- Note B                                       --        3,554        3,554        3,554           --           --        3,554
Other Assets                                5,271        4,724          631          773            3           45          870
                                      -----------  -----------   ----------  -----------   ----------  -----------  -----------
Total Assets                           49,899,191   38,017,329    9,795,738   22,269,850    6,414,036   20,494,407   21,187,435
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Due to custodian including foreign
currencies
(cost - $348,287, none, none, none,
none, none and none, respectively)        350,882           --           --           --           --           --           --
Payable for investments purchased         188,996           --       54,813      365,133       32,687      165,307      284,083
Payable for shares repurchased                 --       28,716          199        2,135           72          268        8,332
Payable for forward foreign currency
exchange contracts
sold - Note B                                  --           --          447           --           --           --           --
Payable upon return of securities on
loan - Note B                                  --           --      334,763           --           --           --           --
Foreign tax payable                            --           23           --           --           --           --           --
Payable to John Hancock Advisers, Inc.
and affiliates - Note C                    33,589           --           --       14,439           --       14,504        5,769
Accounts payable and accrued expenses      13,284       35,374       30,903       16,211       18,477       19,233       22,641
                                      -----------  -----------   ----------  -----------   ----------  -----------  -----------
Total Liabilities                         586,751       64,113      421,125      397,918       51,236      199,312      320,825
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                        46,819,623   26,883,898    6,808,850   17,256,995    4,461,080   22,344,520   12,767,174
Accumulated net realized gain (loss)
on investments, financial futures
contracts and foreign currency
transactions                           (4,198,815)     (49,819)     230,353      593,186       64,872      (80,199)   1,173,892
Net unrealized appreciation
(depreciation) of investments,
financial futures contracts
and foreign currency transactions       6,694,123   11,118,802    2,382,132    4,021,792    1,836,848   (1,972,380)   6,925,584
Undistributed net investment income
(distributions in
excess of net investment income)           (2,491)         335      (46,722)         (41)          --        3,154          (40)
                                      -----------  -----------   ----------  -----------   ----------  -----------  -----------
Net Assets                            $49,312,440  $37,953,216   $9,374,613  $21,871,932   $6,362,800  $20,295,095  $20,866,610
===============================================================================================================================

Net Asset Value Per Share:
(Based on 3,409,541, 2,097,858,
606,901, 1,387,351,
369,783, 2,371,635 and 1,055,999
shares, respectively,
of beneficial interest outstanding -
unlimited number of
shares authorized with no par value)       $14.46       $18.09       $15.45       $15.77       $17.21        $8.56       $19.76
===============================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value per share as of that date.

See notes to financial statements.



Statements of Assets and Liabilities
(continued)
December 31, 1999
---------------------------------------------------------------------------------------
                                                     V.A.           V.A.           V.A.
                                              CORE EQUITY      LARGE CAP      SOVEREIGN
                                                     FUND     VALUE FUND INVESTORS FUND
                                             ------------   ------------   ------------
Assets:
Investments at value - Note D:
Common stocks (cost - $35,516,045,
$27,369,628 and $39,421,747,
respectively)                                 $43,061,738    $36,445,309    $45,266,398
Preferred stocks (cost - none, $323,092
and none, respectively)                                --        408,125             --
Bonds (cost - none, $959,984 and none,
respectively)                                          --      1,410,000             --
U.S. government obligations
(cost - none, none and $2,343,102,
respectively)                                          --             --      2,184,926
Joint repurchase agreements
(cost - $1,770,000, none and $3,398,000,
respectively)                                   1,770,000             --      3,398,000
Corporate savings account                             914             --            381
                                             ------------   ------------   ------------
                                               44,832,652     38,263,434     50,849,705
Receivable for investments sold                        --      1,407,857             --
Receivable for shares sold                        157,672         77,289         22,467
Dividends and interest receivable                  35,489         24,229        114,324
Foreign tax receivable                                 45             --             --
Deferred organization expenses - Note B             3,554             --          3,554
Other assets                                        2,228             33          3,151
                                             ------------   ------------   ------------
Total Assets                                   45,031,640     39,772,842     50,993,201
---------------------------------------------------------------------------------------
Liabilities:
Due to custodian                                       --         77,031             --
Payable for forward foreign currency
exchange contracts purchased - Note B                  --            453             --
Payable for forward foreign currency
exchange contracts sold - Note B                       --            446             --
Payable for investments purchased                      --        896,171        701,194
Payable to John Hancock Advisers, Inc.
and affiliates - Note C                            26,625         19,317         26,057
Accounts payable and accrued expenses              13,698         13,320         11,753
                                             ------------   ------------   ------------
Total Liabilities                                  40,323      1,006,738        739,004
---------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                36,923,119     25,215,093     44,937,264
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                      522,590      3,944,623       (369,437)
Net unrealized appreciation of
investments, financial futures
contracts and foreign currency
transactions                                    7,545,693      9,609,824      5,686,475
Distributions in excess of net
investment income                                     (85)        (3,436)          (105)
                                             ------------   ------------   ------------
Net Assets                                    $44,991,317    $38,766,104    $50,254,197
=======================================================================================

Net Asset Value Per Share:
(Based on 2,283,348, 2,150,502 and
3,149,115 shares, respectively, of
beneficial interest
outstanding - unlimited number of
shares authorized with no par value)               $19.70         $18.03         $15.96
=======================================================================================

See notes to financial statements.



Statements of Assets and Liabilities
(continued)
December 31, 1999
------------------------------------------------------------------------------------------------------
                                                 V.A.               V.A.           V.A.           V.A.
                                                 BOND         HIGH YIELD   MONEY MARKET      STRATEGIC
                                                 FUND          BOND FUND           FUND    INCOME FUND
                                             ------------   ------------   ------------   ------------
Assets:
Investments at value - Note D:
Bonds (cost - $11,694,423, $8,816,927,
none and $21,974,386, respectively)           $11,228,394     $7,653,430             --    $20,904,118
Common stocks (cost - none, $752,020,
none and $127,949, respectively)                       --        661,797             --        199,832
Preferred stocks and warrants
(cost - $51, $592,934, none and $335,445,
respectively)                                         675        667,402             --        425,751
Short-term investments (cost - none,
none, $26,480,203 and none,
respectively)                                          --             --    $26,480,203             --
Joint repurchase agreements
(cost - $1,196,000, $48,000, $5,973,000 and
$278,000, respectively)                         1,196,000         48,000      5,973,000        278,000
Corporate savings account                             441            519             --            602
                                             ------------   ------------   ------------   ------------
                                               12,425,510      9,031,148     32,453,203     21,808,303
Receivable for investments sold                        --             --      1,063,927             --
Receivable for shares sold                          8,577             --        322,922          6,561
Receivable for forward foreign currency
exchange contracts sold - Note B                      913         34,442             --         59,159
Dividends and interest receivable                 219,190        232,989        197,719        448,826
Foreign tax receivable                                 --            282             --            571
Receivable from John Hancock Advisers,
Inc. and affiliates - Note C                          945          3,096             --             --
Deferred organization expenses - Note B             3,554             --          3,554          3,554
Other Assets                                          837             19          2,527          1,303
                                             ------------   ------------   ------------   ------------
Total Assets                                   12,659,526      9,301,976     34,043,852     22,328,277
------------------------------------------------------------------------------------------------------
Liabilities:
Due to custodian                                       --             --         71,316             --
Payable for investments purchased                  30,066             --        992,320             --
Payable for shares repurchased                     79,395            242             --             --
Payable for forward foreign currency
exchange contracts purchased - Note B                  --            527             --         17,772
Payable to John Hancock Advisers, Inc.
and affiliates - Note C                                --             --         12,613         10,094
Accounts payable and accrued expenses              19,477         14,675         16,096         18,428
                                             ------------   ------------   ------------   ------------
Total Liabilities                                 128,938         15,444      1,092,345         46,294
------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                13,213,558     10,556,294     32,951,455     23,346,435
Accumulated net realized loss on
investments, financial futures contracts
and foreign currency transactions                (239,968)      (128,739)            --       (149,318)
Net unrealized depreciation of
investments, financial futures
contracts and foreign currency
transactions                                     (464,496)    (1,146,051)            --       (867,965)
Undistributed net investment income
(distributions in excess of
net investment income)                             21,494          5,028             52        (47,169)
                                             ------------   ------------   ------------   ------------
Net Assets                                    $12,530,588     $9,286,532    $32,951,507    $22,281,983
======================================================================================================

Net Asset Value Per Share:
(Based on 1,277,244, 1,117,910,
32,951,507 and 2,281,028 shares,
respectively, of beneficial interest
outstanding - unlimited number of
shares authorized with no par value)                $9.81          $8.31          $1.00          $9.77
======================================================================================================

See notes to financial statements.



Statements of Operations
Year ended December 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
                                          V.A.         V.A.         V.A.         V.A.         V.A.         V.A.         V.A.
                                       FINANCIAL    500 INDEX  INTERNATIONAL  LARGE CAP     MID CAP     REGIONAL     SMALL CAP
                                    INDUSTRIES FUND   FUND         FUND      GROWTH FUND  GROWTH FUND   BANK FUND   GROWTH FUND
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Investment Income:
Dividends (net of foreign
withholding tax of $13,059,
$4,151, $15,337, none, $5, none
and none, respectively)                  $775,381     $458,579     $112,506      $91,655       $8,658     $452,443      $8,979
Interest (including securities
lending income of none, none,
$357, none, none, $75 and $1,279,
respectively)                              58,408           --       10,893       29,778       12,659       45,166      16,690
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                          833,789      458,579      123,399      121,433       21,317      497,609      25,669
                                      -----------  -----------  -----------  -----------  ----------- -----------  -----------
Expenses:
Investment management fee - Note C        398,471      114,145       66,480      121,727       20,806      173,090      80,965
Custodian fee                              20,354       91,559       89,942       21,455       24,718       16,887      45,208
Auditing fee                               12,382       12,218       12,218       10,950       13,602       12,382      12,382
Accounting and legal services fee -
Note C                                      8,707        5,834        1,312        2,952          511        3,822       1,972
Printing                                    2,917        5,433        7,387        4,680        5,553        6,590       5,092
Trustees' fee                               2,582        1,329          350          566           84        1,119         408
Legal fees                                  1,362          900        2,915          454           74          844         271
Miscellaneous                               1,170       10,664          261          561          131        1,228         410
Registration and filing fees                   19           13        2,653          101           57           27         127
Organization expense - Note B                  --        2,136        2,136        2,136           --           --       2,136
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Expenses                            447,964      244,231      185,654      165,582       65,536      215,989     148,971
------------------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C               --     (130,049)    (100,697)      (3,265)     (37,793)          --     (41,006)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                              447,964      114,182       84,957      162,317       27,743      215,989     107,965
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)              385,825      344,397       38,442      (40,884)      (6,426)     281,620     (82,296)
------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain
(Loss) on Investments,
Financial Futures Contracts and Foreign
Currency Transactions:
Net realized gain (loss) on
investments sold                       (3,548,074)      52,728      716,863    1,316,751      187,318      232,178    2,352,183
Net realized gain on financial
futures contracts                              --       38,790           --           --           --           --          --
Net realized gain (loss) on foreign
currency transactions                      (2,150)           1      (35,180)          --           --           --          --
Change in net unrealized
appreciation/depreciation
of investments                          3,535,108    5,780,736    1,498,760    1,878,149    1,607,019   (1,578,109)   5,122,311
Change in net unrealized
appreciation/depreciation
of financial futures contracts                 --      (25,510)          --           --           --           --          --
Change in net unrealized appreciation/
depreciation of foreign currency
transactions                                2,240           --       (1,595)          --           --           --          --
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Realized and Unrealized Gain
(Loss) on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                     (12,876)   5,846,745    2,178,848    3,194,900    1,794,337   (1,345,931)   7,474,494
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                $372,949   $6,191,142   $2,217,290   $3,154,016   $1,787,911  ($1,064,311)  $7,392,198
===============================================================================================================================

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.



Statements of Operations (continued)
Year ended December 31, 1999
---------------------------------------------------------------------------------------
                                                     V.A.           V.A.           V.A.
                                              CORE EQUITY      LARGE CAP      SOVEREIGN
                                                     FUND     VALUE FUND INVESTORS FUND
                                             ------------   ------------   ------------
Investment Income:
Dividends (net of foreign withholding
tax of $2,216, $15,602 and $2,137,
respectively)                                    $419,289       $130,447       $593,329
Interest                                           52,921        219,968        350,421
                                             ------------   ------------   ------------
                                                  472,210        350,415        943,750
                                             ------------   ------------   ------------
Expenses:
Investment management fee - Note C                254,281        147,515        248,937
Custodian fee                                      20,202         17,927         11,665
Auditing fee                                       10,964         12,218         12,382
Accounting and legal services fee -
Note C                                              6,545          4,476          7,445
Printing                                            4,116          4,481          4,697
Organization expense - Note B                       2,136             --          2,136
Trustees' fee                                       1,378            890          1,763
Miscellaneous                                       1,284            940          1,542
Legal fees                                            986            618          1,186
Registration and filing fees                           57             46             13
                                             ------------   ------------   ------------
Total Expenses                                    301,949        189,111        291,766
---------------------------------------------------------------------------------------
Net Investment Income                             170,261        161,304        651,984
---------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on
Investments, Financial Futures
Contracts and Foreign Currency
Transactions:
Net realized gain (loss) on
investments sold                                1,489,402      5,328,068       (211,594)
Net realized loss on foreign
currency transactions                                  --         (5,671)            --
Change in net unrealized
appreciation/depreciation of
investments                                     3,097,564      7,741,100      1,075,319
Change in net unrealized
appreciation/depreciation of financial
futures contracts                                      --          1,003             --
Change in net unrealized
appreciation/depreciation of foreign
currency transactions                                  --           (906)            --
                                             ------------   ------------   ------------
Net Realized and Unrealized Gain on
Investments, Financial
Futures Contracts and
Foreign Currency Transactions                   4,586,966     13,063,594        863,725
---------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                      $4,757,227    $13,224,898     $1,515,709
=======================================================================================

See notes to financial statements.



Statements of Operations (continued)
Year ended December 31, 1999
------------------------------------------------------------------------------------------------------
                                                     V.A.           V.A.           V.A.           V.A.
                                                     BOND     HIGH YIELD   MONEY MARKET      STRATEGIC
                                                     FUND      BOND FUND           FUND    INCOME FUND
                                             ------------   ------------   ------------   ------------
Investment Income:
Interest                                         $827,479       $980,370     $1,228,171     $1,713,632
Dividends (net of foreign withholding
tax of none, $763, none and $856,
respectively)                                          17         48,151             --         29,289
                                             ------------   ------------   ------------   ------------
                                                  827,496      1,028,521      1,228,171      1,742,921
                                             ------------   ------------   ------------   ------------
Expenses:
Investment management fee - Note C                 57,967         54,095        117,918        117,404
Custodian fee                                      35,710         13,946         12,521         19,006
Auditing fee                                       12,218         10,715         12,382         16,600
Printing                                            5,516          4,207          4,023          9,008
Organization expense - Note B                       2,136             --          2,136          2,136
Accounting and legal services fee -
Note C                                              2,094          1,598          4,300          3,504
Trustees' fee                                         544            411            914            896
Miscellaneous                                         445            327            503            646
Legal fees                                            339          7,626            611            537
Registration and filing fees                           13             46             13            212
                                             ------------   ------------   ------------   ------------
Total Expenses                                    116,982         92,971        155,321        169,949
------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C                  (30,015)       (16,324)            --         (3,603)
------------------------------------------------------------------------------------------------------
Net Expenses                                       86,967         76,647        155,321        166,346
------------------------------------------------------------------------------------------------------
Net Investment Income                             740,529        951,874      1,072,850      1,576,575
------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on
Investments, Financial Futures
Contracts and
Foreign Currency Transactions:
Net realized gain (loss) on investments
sold                                             (216,207)        86,112             --       (150,711)
Net realized loss on financial futures
contracts                                              --             --             --        (17,996)
Net realized gain (loss) on foreign
currency transactions                                (169)        18,128             --         11,884
Change in net unrealized appreciation/
depreciation of investments                      (584,709)        25,496             --       (563,340)
Change in net unrealized appreciation/
depreciation of financial futures
contracts                                              --             --             --         (2,996)
Change in net unrealized appreciation/
depreciation of foreign currency
transactions                                          913         33,915             --         31,585
                                             ------------   ------------   ------------   ------------
Net Realized and Unrealized
Gain (Loss) on
Investments, Financial Futures
Contracts and
Foreign Currency Transactions                    (800,172)       163,651             --       (691,574)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                        ($59,643)    $1,115,525     $1,072,850       $885,001
======================================================================================================

See notes to financial statements.




Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------------
                                            V.A. FINANCIAL
                                            INDUSTRIES FUND           V.A. 500 INDEX FUND       V.A. INTERNATIONAL FUND
                                       -------------------------  --------------------------  ---------------------------
                                        YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                       -------------------------  --------------------------  ---------------------------
                                          1998          1999          1998          1999          1998          1999
                                       -----------  ------------  ------------  ------------  ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                     $506,912      $385,825      $291,272      $344,397       $32,354        $38,442
Net realized gain (loss)
on investments sold,
financial futures contracts
and foreign currency transactions         (508,505)   (3,550,224)    1,119,454        91,519      (142,171)       681,683
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and foreign currency
transactions                             1,601,203     3,537,348     4,459,671     5,755,226       899,109      1,497,165
                                       -----------  ------------  ------------  ------------  ------------   ------------
Net Increase in Net Assets Resulting
from Operations                          1,599,610       372,949     5,870,397     6,191,142       789,292      2,217,290
                                       -----------  ------------  ------------  ------------  ------------   ------------
Distributions to Shareholders:*
Dividends from net investment income      (510,853)     (362,866)     (292,838)     (344,375)      (32,354)       (46,076)
Distributions in excess of net
investment income                               --            --            --            --       (13,953)        (9,515)
Distributions from net realized
gain on investments sold,
financial futures contracts and
foreign currency transactions              (11,398)     (153,776)   (1,211,700)     (231,893)           --       (259,599)
Distributions in excess of net
realized gain on investments sold,
financial futures contracts and
foreign currency transactions                   --            --            --       (15,178)           --             --
Tax return of capital                           --       (23,257)           --            --            --             --
                                       -----------  ------------  ------------  ------------  ------------   ------------
Total Distributions to Shareholders       (522,251)     (539,899)   (1,504,538)     (591,446)      (46,307)       315,190
                                       -----------  ------------  ------------  ------------  ------------   ------------
From Fund Share Transactions:**
Shares sold                             41,125,976    10,055,880    15,705,605    13,349,010     3,453,932      1,131,817
Shares issued to shareholders in
reinvestment of distributions              522,251       539,899     1,504,538       591,446        46,307        315,190
                                       -----------  ------------  ------------  ------------  ------------   ------------
                                        41,648,227    10,595,779    17,210,143    13,940,456     3,500,239      1,447,007
Less shares repurchased                 (6,622,052)  (15,685,364)  (15,126,656)   (8,044,099)     (834,714)    (1,175,008)
                                       -----------  ------------  ------------  ------------  ------------   ------------
Net Increase (Decrease)                 35,026,175    (5,089,585)    2,083,487     5,896,357     2,665,525        271,999
                                       -----------  ------------  ------------  ------------  ------------   ------------
Net Assets:
Beginning of period                     18,465,441    54,568,975    20,007,817    26,457,163     3,792,004      7,200,514
                                       -----------  ------------  ------------  ------------  ------------   ------------
End of period (including
undistributed net investment income
(distributions in excess of net
investment income) of ($1,308),
($2,491), $325, $335, ($30,980) and
($46,722), respectively)               $54,568,975   $49,312,440   $26,457,163   $37,953,216    $7,200,514     $9,374,613
                                       ===========  ============  ============  ============  ============   ============

* Distributions to Shareholders:
Per share dividends from net
investment income                          $0.1354       $0.1078       $0.1980       $0.1710       $0.0674        $0.0791
                                       -----------  ------------  ------------  ------------  ------------   ------------
Per share dividends in excess of net
investment income                               --            --            --            --       $0.0118        $0.0163
                                       -----------  ------------  ------------  ------------  ------------   ------------
Per share distributions from net
realized gain on investments sold,
financial futures contracts and
foreign currency transactions              $0.0030       $0.0457       $0.7583       $0.1105            --        $0.4454
                                       -----------  ------------  ------------  ------------  ------------   ------------
Per share distributions in excess
of net realized gain on investments
sold, financial futures contracts
and foreign currency transactions               --            --            --       $0.0072            --             --
                                       -----------  ------------  ------------  ------------  ------------   ------------
Tax return of capital                           --       $0.0069            --            --            --             --
                                       -----------  ------------  ------------  ------------  ------------   ------------

** Analysis of Fund Share Transactions:
Shares sold                              2,866,051       691,929     1,100,338       816,451       300,316         86,360
Shares issued to shareholders in
reinvestment of distributions               37,039        38,926        99,865        34,866         3,843
                                       -----------  ------------  ------------  ------------  ------------   ------------
                                         2,903,090       730,855     1,200,203       851,317     2,903,090        107,993
Less shares repurchased                   (501,775)   (1,096,716)   (1,048,754)     (490,081       (74,252)       (92,089)
                                       -----------  ------------  ------------  ------------  ------------   ------------
Net Increase (Decrease)                  2,401,315      (365,861)      151,449       361,236       229,907         15,904
                                       ===========  ============  ============  ============  ============   ============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.



Statements of Changes in Net Assets
(continued)

-------------------------------------------------------------------------------------------------------------------------
                                            V.A. LARGE CAP
                                              GROWTH FUND          V.A. MID CAP GROWTH FUND     V.A. REGIONAL BANK FUND
                                       -------------------------  --------------------------  ---------------------------
                                        YEAR ENDED DECEMBER 31,   PERIOD ENDED   YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                       -------------------------  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                          1998          1999         1998(1)        1999         1998(2)         1999
                                       ------------  -----------  ------------  ------------  ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                   ($48)    ($40,884)         $627       ($6,426)     $126,597       $281,620
Net realized gain (loss)
on investments sold and
foreign currency transactions                17,279    1,316,751      (110,615)      187,318        42,921        232,178
Change in net unrealized
appreciation/depreciation of
investments
and foreign currency transactions         1,630,671    1,878,149       229,829     1,607,019      (394,271)    (1,578,109)
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                 1,647,902    3,154,016       119,841     1,787,911      (224,753)    (1,064,311)
                                       ------------  -----------  ------------  ------------  ------------   ------------
Distributions to Shareholders: *
Dividends from net investment income             --           --          (627)           --      (123,559)      (281,482)
Distributions from net realized gain
on investments sold
and foreign currency transactions                --     (491,445)           --        (5,407)       (7,896)      (347,453)
Tax return of capital                            --           --          (125)           --            --             --
                                       ------------  -----------  ------------  ------------  ------------   ------------
Total Distributions to Shareholders              --     (491,445)         (752)       (5,407)     (131,455)      (628,935)
                                       ------------  -----------  ------------  ------------  ------------   ------------
From Fund Share Transactions: **
Shares sold                               5,891,440   10,666,325     1,858,855     3,390,736    23,505,925      7,383,736
Shares issued to shareholders in
reinvestment of distributions                    --      491,445           752         5,407       131,455        628,935
                                       ------------  -----------  ------------  ------------  ------------   ------------
                                          5,891,440   11,157,770     1,859,607     3,396,143     5,891,440      8,012,671
Less shares repurchased                    (900,237)  (2,320,226)     (199,625)     (594,918)   (3,024,755)    (6,280,747)
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Increase                              4,991,203    8,837,544     1,659,982     2,801,225    20,612,625      1,731,924
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Assets:
Beginning of period                       3,732,712   10,371,817            --     1,779,071            --     20,256,417
                                       ------------  -----------  ------------  ------------  ------------   ------------
End of period (including
undistributed net investment income
(distributions in excess of net
investment income) of ($12),
($41), none, none, $3,038 and
$3,154, respectively)                   $10,371,817  $21,871,932    $1,779,071    $6,362,800   $20,256,417    $20,295,095
                                       ============  ===========  ============  ============  ============   ============

* Distributions to Shareholders:
Per share dividends from net
investment income                                --           --       $0.0040            --       $0.0694        $0.1190
                                       ------------  -----------  ------------  ------------  ------------   ------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions                --      $0.3598            --       $0.0160       $0.0036        $0.1489
                                       ------------  -----------  ------------  ------------  ------------   ------------
Tax return of capital                            --           --       $0.0008            --            --             --
                                       ------------  -----------  ------------  ------------  ------------   ------------

** Analysis of Fund Share Transactions:
Shares sold                                 505,076      738,312       180,723       257,673     2,519,857        798,204
Shares issued to shareholders in
reinvestment of distributions                    --       31,974            72           329        14,871         73,089
                                       ------------  -----------  ------------  ------------  ------------   ------------
                                            505,076      770,286       180,795       258,002       505,076        871,293
Less shares repurchased                     (76,970)    (158,856)      (19,519)      (49,495)     (351,377)      (683,009)
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Increase                                428,106      611,430       161,276       208,507     2,183,351        188,284
                                       ============  ===========  ============  ============  ============   ============

(1) Commenced operations on January 7, 1998.

(2) Commenced operations on May 1, 1998.

See notes to financial statements.



Statements of Changes in Net Assets
(continued)

-------------------------------------------------------------------------------------------------------------------------
                                            V.A. SMALL CAP
                                              GROWTH FUND           V.A. CORE EQUITY FUND      V.A. LARGE CAP VALUE FUND
                                       -------------------------  --------------------------  ---------------------------
                                        YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,   PERIOD ENDED    YEAR ENDED
                                       -------------------------  --------------------------  DECEMBER 31,   DECEMBER 31,
                                           1998          1999          1998          1999        1998(1)         1999
                                       ------------  -----------  ------------  ------------  ------------   ------------

Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)               ($33,890)    ($82,296)     $103,965      $170,261       $88,381       $161,304
Net realized gain (loss) on
investments sold and
foreign currency transactions              (402,192)   2,352,183       292,353     1,489,402       (21,183)     5,322,397
Change in net unrealized
appreciation/depreciation of
investments and foreign
currency transactions                     1,479,880    5,122,311     3,818,765     3,097,564     1,868,627      7,741,197
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Increase in Net Assets
Resulting from Operations                 1,043,798    7,392,198     4,215,083     4,757,227     1,935,825     13,224,898
                                       ------------  -----------  ------------  ------------  ------------   ------------
Distributions to Shareholders: *
Dividends from net investment income             --           --      (102,677)     (174,331)      (81,327)      (162,651)
Distributions in excess of net
investment income                                --           --            --           (86)           --             --
Distributions from net realized
gain on investments sold
and foreign currency transactions                --     (441,478)     (388,348)     (895,808)           --     (1,365,816)
                                       ------------  -----------  ------------  ------------  ------------   ------------
Total Distributions to Shareholders              --     (441,478)     (491,025)   (1,070,225)      (81,327)    (1,528,467)
                                       ------------  -----------  ------------  ------------  ------------   ------------
From Fund Share Transactions: **
Shares sold                               4,538,788    7,383,931    16,435,328    21,277,999    16,705,530     12,838,972
Shares issued to shareholders in
reinvestment of distributions                    --      441,478       491,025     1,070,225        81,327      1,528,467
                                       ------------  -----------  ------------  ------------  ------------   ------------
                                          4,538,788    7,825,409    16,926,353    22,348,224     4,538,788     14,367,439
Less shares repurchased                  (1,191,507)  (2,141,408)   (2,678,249)   (7,735,163)   (1,273,103)    (4,666,018)
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Increase                              3,347,281    5,684,001    14,248,104    14,613,061    15,513,754      9,701,421
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Assets:
Beginning of period                       3,840,810    8,231,889     8,719,092    26,691,254            --     17,368,252
                                       ------------  -----------  ------------  ------------  ------------   ------------
End of period (including
undistributed
net investment income
(distributions in excess of net
investment income) of ($12),
($40), $1,579, ($85), $3,516 and
($3,436), respectively)                  $8,231,889  $20,866,610   $26,691,254   $44,991,317   $17,368,252    $38,766,104
                                       ============  ===========  ============  ============  ============   ============
* Distributions to Shareholders:
Per share dividends from net
investment income                                --           --       $0.0967       $0.0861       $0.0962        $0.0980
                                       ------------  -----------  ------------  ------------  ------------   ------------
Per share distributions in excess of
net investment income                            --           --            --       $0.0001            --             --
                                       ------------  -----------  ------------  ------------  ------------   ------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions                --      $0.4314       $0.2702       $0.4028            --        $0.6493
                                       ------------  -----------  ------------  ------------  ------------   ------------
** Analysis of Fund Share Transactions:
Shares sold                                 430,241      499,482     1,023,938     1,133,853     1,560,370        949,975
Shares issued to shareholders in
reinvestment of distributions                    --       23,955        28,311        55,765         7,693         91,349
                                       ------------  -----------  ------------  ------------  ------------   ------------
                                            430,241      523,437     1,052,249     1,189,618       430,241      1,041,324
Less shares repurchased                    (115,191)    (153,686)     (165,911)     (410,573)     (124,862)      (334,023)
                                       ------------  -----------  ------------  ------------  ------------   ------------
Net Increase                                315,050      369,751       886,338       779,045     1,443,201        707,301
                                       ============  ===========  ============  ============  ============   ============

(1) Commenced operations on January 6, 1998.

See notes to financial statements.



Statements of Changes in Net Assets
(continued)

----------------------------------------------------------------------------------------------------------------------
                                             V.A. SOVEREIGN
                                             INVESTORS FUND            V.A. BOND FUND        V.A. HIGH YIELD BOND FUND
                                        ------------------------  ------------------------  --------------------------
                                         YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,  PERIOD ENDED    YEAR ENDED
                                        ------------------------  ------------------------  DECEMBER 31,   DECEMBER 31,
                                           1998          1999         1998         1999        1998(1)         1999
                                        -----------  -----------  -----------  -----------  ------------  ------------


Increase (Decrease) in Net Assets:
From Operations:
Net investment income                      $436,382     $651,984     $421,763     $740,529     $532,172       $951,874
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                      (157,903)    (211,594)     155,311     (216,376)    (164,756)       104,240
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and  foreign currency
transactions                              3,493,431    1,075,319       72,362     (583,796)  (1,205,462)        59,411
                                        -----------  -----------  -----------  -----------  -----------   ------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                 3,771,910    1,515,709      649,436      (59,643)    (838,046)     1,115,525
                                        -----------  -----------  -----------  -----------  -----------   ------------
Distributions to Shareholders: *
Dividends from net investment income       (454,539)    (651,984)    (421,762)    (740,530)    (518,660)      (945,546)
Distributions in excess of net
investment income                                --         (617)          --           --           --             --
Distributions from net realized
gain on investments sold,
financial futures contracts
and foreign currency transactions                --           --     (170,439)          --           --        (74,253)
Tax return of capital                            --       (2,297)          --           --       (8,794)            --
                                        -----------  -----------  -----------  -----------  -----------   ------------
Total Distributions to Shareholders        (454,539)    (654,898)    (592,201)    (740,530)    (527,454)    (1,019,799)
                                        -----------  -----------  -----------  -----------  -----------   ------------
From Fund Share Transactions: **
Shares sold                              21,913,811   19,084,625    8,832,995    5,640,516   10,161,830      2,548,352
Shares issued to shareholders in
reinvestment of distributions               454,539      654,898      592,175      740,530      527,454      1,019,800
                                        -----------  -----------  -----------  -----------  -----------   ------------
                                         22,368,350   19,739,523    9,425,170    6,381,046   22,368,350      3,568,152
Less shares repurchased                  (3,703,040)  (4,515,757)  (2,495,458)  (3,719,713)  (1,204,237)    (2,496,893)
                                        -----------  -----------  -----------  -----------  -----------   ------------
Net Increase                             18,665,310   15,223,766    6,929,712    2,661,333    9,485,047      1,071,259
                                        -----------  -----------  -----------  -----------  -----------   ------------
Net Assets:
Beginning of period                      12,186,939   34,169,620    3,682,481   10,669,428           --      8,119,547
                                        -----------  -----------  -----------  -----------  -----------   ------------
End of period (including undistributed
net investment income
(distributions in excess of net
investment income) of $495,
($105), $11, $21,494, ($300) and
$5,028, respectively)                   $34,169,620  $50,254,197  $10,669,428  $12,530,588   $8,119,547     $9,286,532
                                        ===========  ===========  ===========  ===========  ===========   ============
* Distributions to Shareholders:
Per share dividends from net investment
income                                      $0.2548      $0.2404      $0.6266      $0.6448      $0.8426        $0.8767
                                        -----------  -----------  -----------  -----------  -----------   ------------
Per share distributions in excess of
net investment income                            --      $0.0002           --           --           --             --
                                        -----------  -----------  -----------  -----------  -----------   ------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions                --           --      $0.1710           --           --        $0.0657
                                        -----------  -----------  -----------  -----------  -----------   ------------
Tax return of capital                            --      $0.0009           --           --      $0.0143             --
                                        -----------  -----------  -----------  -----------  -----------   ------------
** Analysis of Fund Share Transactions:
Shares sold                               1,514,230    1,204,042      838,775      556,313    1,069,122        305,760
Shares issued to shareholders in
reinvestment of distributions                30,975       42,073       56,408       73,574       59,435        122,160
                                        -----------  -----------  -----------  -----------  -----------   ------------
                                          1,545,205    1,246,115      895,183      629,887    1,545,205        427,920
Less shares repurchased                    (253,627)    (285,296)    (235,975)    (367,396)    (140,657)      (297,910)
                                        -----------  -----------  -----------  -----------  -----------   ------------
Net Increase                              1,291,578      960,819      659,208      262,491      987,900        130,010
                                        ===========  ===========  ===========  ===========  ===========   ============

(1) Commenced operations on January 6, 1998.

See notes to financial statements.



Statements of Changes in Net Assets
(continued)
------------------------------------------------------------------------------------------------------
                                                V.A. MONEY MARKET FUND      V.A. STRATEGIC INCOME FUND
                                             ---------------------------   ---------------------------
                                               YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                             ---------------------------   ---------------------------
                                                 1998           1999           1998           1999
                                             ------------   ------------   ------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                            $577,123     $1,072,850       $859,114     $1,576,575
Net realized loss on investments sold,
financial futures contracts
and foreign currency transactions                      --             --         (8,657)      (156,823)
Change in net unrealized
appreciation/depreciation of
investments,
financial futures contracts and foreign
currency transactions                                  --             --       (397,587)      (534,751)
                                             ------------   ------------   ------------   ------------
Net Increase in Net Assets Resulting
from Operations                                   577,123      1,072,850        452,870        885,001
                                             ------------   ------------   ------------   ------------
Distributions to Shareholders: *
Dividends from net investment income             (577,123)    (1,072,850)      (859,114)    (1,576,590)
Distributions from net realized gain on
investments sold, financial
futures contracts and foreign currency
transactions                                           --             --        (33,336)            --
                                             ------------   ------------   ------------   ------------
Total Distributions to Shareholders              (577,123)    (1,072,850)      (892,450)    (1,576,590)
                                             ------------   ------------   ------------   ------------
From Fund Share Transactions: **
Shares sold                                    33,372,181     48,097,999     10,522,329      8,665,787
Shares issued in reorganization - Note F               --             --             --      2,569,836
Shares issued to shareholders in
reinvestment of distributions                     578,296        944,404        892,895      1,576,592
                                             ------------   ------------   ------------   ------------
                                               33,950,477     49,042,403     11,415,224     12,812,215
Less shares repurchased                       (25,808,161)   (32,610,270)    (1,495,808)    (4,858,040)
                                             ------------   ------------   ------------   ------------
Net Increase                                    8,142,316     16,432,133      9,919,416      7,954,175
                                             ------------   ------------   ------------   ------------
Net Assets:
Beginning of period                             8,377,058     16,519,374      5,539,561     15,019,397
                                             ------------   ------------   ------------   ------------
End of period (including undistributed
net investment income
(distributions in excess of net
investment income) of $3, $52,
($8,929) and ($47,169), respectively)         $16,519,374    $32,951,507    $15,019,397    $22,281,983
                                             ============   ============   ============   ============
* Distributions to Shareholders:
Per share dividends from net investment
income                                            $0.0478        $0.0452        $0.8496        $0.7977
                                             ------------   ------------   ------------   ------------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions                      --             --        $0.0229             --
                                             ------------   ------------   ------------   ------------
** Analysis of Fund Share Transactions:
Shares sold                                    33,372,181     48,097,999      1,015,843        872,439
Shares issued in reorganization - Note F               --             --             --        253,313
Shares issued to shareholders in
reinvestment of distributions                     578,296        944,404         86,949        159,651
                                             ------------   ------------   ------------   ------------
                                               33,950,477     49,042,403      1,102,792      1,285,403
Less shares repurchased                       (25,808,161)   (32,610,270)      (144,814)      (491,471)
                                             ------------   ------------   ------------   ------------
Net Increase                                    8,142,316     16,432,133        957,978        793,932
                                             ============   ============   ============   ============

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------

                                                   V.A. FINANCIAL INDUSTRIES FUND
                                             ------------------------------------------
                                               PERIOD           YEAR           YEAR
                                                ENDED          ENDED          ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                               1997(1)          1998           1999
                                             ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $13.44         $14.45
                                             ------------   ------------   ------------
Net Investment Income (2)                            0.11           0.18           0.11
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                         3.39           0.97           0.06
                                             ------------   ------------   ------------
Total from Investment Operations                     3.50           1.15           0.17
                                             ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.05)         (0.14)         (0.10)
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency
Transactions                                        (0.01)         (0.00)(8)      (0.05)
Tax Return of Capital                                  --             --          (0.01)
                                             ------------   ------------   ------------
Total Distributions                                 (0.06)         (0.14)         (0.16)
                                             ------------   ------------   ------------
Net Asset Value, End of Period                     $13.44         $14.45         $14.46
                                             ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                          35.05%(5)       8.55%          1.23%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  34.71%(5)          --             --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                    $18,465        $54,569        $49,312
Ratio of Expenses to Average Net Assets             1.05%(6)       0.92%          0.90%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      1.39%(6)          --             --
Ratio of Net Investment Income to
Average Net Assets                                  1.32%(6)       1.25%          0.77%
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                           0.98%(6)          --             --
Portfolio Turnover Rate                               11%            38%            72%
Fee Reduction Per Share (2)                         $0.03             --             --

(1) Commenced operations on April 30, 1997.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of each Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                                V.A. 500 INDEX FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $10.44         $12.62         $15.23
                                             ------------   ------------   ------------   ------------
Net Investment Income (2)                            0.17           0.30           0.20           0.17
Net Realized and Unrealized Gain on
Investments and Financial Futures
Contracts                                            0.98           2.72           3.37           2.98
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                     1.15           3.02           3.57           3.15
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.16)         (0.30)         (0.20)         (0.17)
Distributions from Net Realized Gain on
Investments Sold and Financial Futures
Contracts                                           (0.55)         (0.54)         (0.76)         (0.11)
Distributions in Excess of Net Realized
Gain on Investments Sold and Financial
Futures Contracts                                      --             --             --          (0.01)
                                             ------------   ------------   ------------   ------------
Total Distributions                                 (0.71)         (0.84)         (0.96)         (0.29)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                     $10.44         $12.62         $15.23         $18.09
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                          11.49%(5)      29.51%         28.44%         20.81%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  11.25%(5)      29.04%         27.87%         20.41%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $4,049        $20,008        $26,457        $37,953
Ratio of Expenses to Average Net Assets             0.60%(6)       0.36%          0.35%          0.35%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      1.31%(6)       0.83%          0.92%          0.75%
Ratio of Net Investment Income to
Average Net Assets                                  4.57%(6)       2.45%          1.44%          1.06%
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                           3.86%(6)       1.98%          0.87%          0.66%
Portfolio Turnover Rate                                --             9%            47%             5%
Fee Reduction Per Share (2)                         $0.03          $0.06          $0.07          $0.07

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

See notes to financial statements.



Financial Highlights (continued)


Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                               V.A. INTERNATIONAL FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $11.23         $10.50         $12.18
                                             ------------   ------------   ------------   ------------
Net Investment Income (2)                            0.07           0.05           0.07           0.07
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions                                         1.20          (0.13)          1.69           3.75
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                     1.27          (0.08)          1.76           3.82
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.04)         (0.01)         (0.07)         (0.08)
Dividends in Excess of Net Investment
Income                                                 --             --          (0.01)         (0.02)
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency
Transactions                                           --          (0.64)            --          (0.45)
                                             ------------   ------------   ------------   ------------
Total Distributions                                 (0.04)         (0.65)         (0.08)         (0.55)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                     $11.23         $10.50         $12.18         $15.45
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                          12.75%(5)      (0.54%)        16.75%         31.55%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  12.07%(5)      (1.43%)        14.77%         30.19%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $2,267         $3,792         $7,201         $9,375
Ratio of Expenses to Average Net Assets             1.15%(6)       1.15%          1.15%          1.15%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      3.13%(6)       2.04%          3.13%          2.51%
Ratio of Net Investment Income to
Average Net Assets                                  2.03%(6)       0.43%          0.59%          0.52%
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                    0.05%(6)      (0.46%)        (1.39%)        (0.84%)
Portfolio Turnover Rate                               14%           273%            89%           116%
Fee Reduction Per Share (2)                         $0.07          $0.10          $0.22          $0.17

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                             V.A. LARGE CAP GROWTH FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00          $9.39         $10.73         $13.37
                                             ------------   ------------   ------------   ------------
Net Investment Loss (2)                             (0.01)         (0.04)         (0.00)(8)      (0.04)
Net Realized and Unrealized Gain (Loss)
on Investments                                      (0.60)          1.38           2.64           2.80
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                    (0.61)          1.34           2.64           2.76
                                             ------------   ------------   ------------   ------------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold                                       --             --             --          (0.36)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                      $9.39         $10.73         $13.37         $15.77
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                          (6.10%)(5)     14.27%         24.60%         20.71%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  (7.39%)(5)     12.90%         24.27%         20.69%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                       $994         $3,733        $10,372        $21,872
Ratio of Expenses to Average Net Assets             1.00%(6)       1.00%          1.00%          1.00%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      4.76%(6)       2.37%          1.33%          1.02%
Ratio of Net Investment Loss to Average
Net Assets                                         (0.23%)(6)     (0.39%)        (0.00%)        (0.25%)
Ratio of Adjusted Net Investment Loss
to Average Net Assets (7)                          (3.99%)(6)     (1.76%)        (0.33%)        (0.27%)
Portfolio Turnover Rate                               68%           136%           176%           172%
Fee Reduction Per Share (2)                         $0.13          $0.13          $0.04          $0.00(8)

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Less than $0.01 per share.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------
                                               V.A. MID CAP GROWTH FUND
                                             ---------------------------
                                                   PERIOD           YEAR
                                                    ENDED          ENDED
                                             DECEMBER 31,   DECEMBER 31,
                                                   1998(1)          1999
                                             ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $11.03
                                             ------------   ------------
Net Investment Income (Loss) (2)                     0.01          (0.03)
Net Realized and Unrealized Gain on
Investments                                          1.03           6.23
                                             ------------   ------------
Total from Investment Operations                     1.04           6.20
                                             ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.01)            --
Distributions from Net Realized Gain on
Investments Sold                                       --          (0.02)
Tax Return of Capital                               (0.00)(8)         --
                                             ------------   ------------
  Total Distributions                               (0.01)         (0.02)
                                             ------------   ------------
Net Asset Value, End of Period                     $11.03         $17.21
                                             ============   ============
Total Investment Return at Net Asset
Value (3)                                          10.35%(5)      56.18%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                   7.17%(5)      54.82%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $1,779         $6,363
Ratio of Expenses to Average Net Assets             1.00%(6)       1.00%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      4.23%(6)       2.36%
Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.06%(6)      (0.23%)
Ratio of Adjusted Net Investment Loss
to Average Net Assets (7)                          (3.17%)(6)     (1.59%)
Portfolio Turnover Rate                              103%           136%
Fee Reduction Per Share (2)                         $0.33          $0.17

(1) Commenced operations on January 7, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Less than $0.01 per share.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------
                                               V.A. REGIONAL BANK FUND
                                             ----------------------------
                                                   PERIOD           YEAR
                                                    ENDED          ENDED
                                             DECEMBER 31,   DECEMBER 31,
                                                   1998(1)          1999
                                             ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00          $9.28
                                             ------------    -----------
Net Investment Income (2)                            0.09           0.12
Net Realized and Unrealized Loss on
Investments                                         (0.74)         (0.57)
                                             ------------    -----------
Total from Investment Operations                    (0.65)         (0.45)
                                             ------------    -----------

Less Distributions:
Dividends from Net Investment Income                (0.07)         (0.12)
Distributions from Net Realized Gain on
Investments Sold                                    (0.00)(8)      (0.15)
                                             ------------    -----------
Total Distributions                                 (0.07)         (0.27)
                                             ------------    -----------
Net Asset Value, End of Period                      $9.28          $8.56
                                             ============    ===========
Total Investment Return at Net Asset
Value (3)                                          (6.43%)(5)     (4.86%)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  (6.49%)(5)         --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                    $20,256        $20,295
Ratio of Expenses to Average Net Assets             1.05%(6)       1.00%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      1.14%(6)          --
Ratio of Net Investment Income to
Average Net Assets                                  1.39%(6)       1.30%
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                           1.30%(6)          --
Portfolio Turnover Rate                               28%            49%
Fee Reduction Per Share (2)                         $0.01             --

(1) Commenced operations on May 1, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Less than $0.01 per share.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                             V.A. SMALL CAP GROWTH FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00          $9.32         $10.35         $12.00
                                             ------------   ------------   ------------   ------------
Net Investment Income (Loss) (2)                     0.02          (0.02)         (0.06)         (0.10)
Net Realized and Unrealized Gain (Loss)
on Investments                                      (0.68)          1.05           1.71           8.29
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                    (0.66)          1.03           1.65           8.19
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.02)         (0.00)(3)         --             --
Distributions from Net Realized Gain on
Investments Sold                                                      --             --          (0.43)
                                             ------------   ------------   ------------   ------------
Total Distributions to Shareholders                 (0.02)         (0.00)            --          (0.43)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                      $9.32         $10.35         $12.00         $19.76
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (4)                                          (6.62%)(6)     11.06%         15.94%         68.52%
Total Adjusted Investment Return at Net
Asset Value (4,5)                                  (8.05%)(6)      9.34%         15.31%         68.14%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                       $975         $3,841         $8,232        $20,867
Ratio of Expenses to Average Net Assets             1.00%(7)       1.00%          1.00%          1.00%
Ratio of Adjusted Expenses to Average
Net Assets (8)                                      5.19%(7)       2.72%          1.63%          1.38%
Ratio of Net Investment Income (Loss)
to Average Net Assets                               0.62%(7)      (0.16%)        (0.59%)        (0.76%)
Ratio of Adjusted Net Investment Loss
to Average Net Assets (8)                          (3.57%)(7)     (1.88%)        (1.22%)        (1.14%)
Portfolio Turnover Rate                               31%            79%            93%           120%
Fee Reduction Per Share (2)                         $0.14          $0.17          $0.07          $0.05

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Less than $0.01 per share.

(4) Assumes dividend reinvestment.

(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(6) Not annualized.

(7) Annualized.

(8) Unreimbursed, without fee reduction.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                             V.A. CORE EQUITY FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $11.11         $14.11         $17.74
                                             ------------   ------------   ------------   ------------
Net Investment Income (2)                            0.06           0.16           0.10           0.09
Net Realized and Unrealized Gain on
Investments                                          1.12           3.23           3.90           2.36
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                     1.18           3.39           4.00           2.45
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.06)         (0.14)         (0.10)         (0.09)
Distributions in Excess of Net
Investment Income                                      --             --             --          (0.00)(8)
Distributions from Net Realized Gain on
Investments Sold                                    (0.01)         (0.25)         (0.27)         (0.40)
                                             ------------   ------------   ------------   ------------
Total Distributions                                 (0.07)         (0.39)         (0.37)         (0.49)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                     $11.11         $14.11         $17.74         $19.70
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                          11.78%(5)      30.68%         28.42%         13.89%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  10.66%(5)      30.04%             --             --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $1,149         $8,719        $26,691        $44,991
Ratio of Expenses to Average Net Assets             0.95%(6)       0.95%          0.95%          0.83%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      4.23%(6)       1.59%             --             --
Ratio of Net Investment Income to
Average Net Assets                                  1.60%(6)       1.24%          0.65%          0.47%
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                   (1.68%)(6)      0.60%             --             --
Portfolio Turnover Rate                               24%            53%            55%            77%
Fee Reduction Per Share (2)                         $0.12          $0.08             --             --

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Less than $0.01 per share.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------

                                              V.A. LARGE CAP VALUE FUND
                                             ---------------------------
                                                   PERIOD           YEAR
                                                    ENDED          ENDED
                                             DECEMBER 31,   DECEMBER 31,
                                                   1998(1)          1999
                                             ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $12.03
                                             ------------   ------------
Net Investment Income (2)                            0.11           0.10
Net Realized and Unrealized Gain on
Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                         2.02           6.65
                                             ------------   ------------
Total from Investment Operations                     2.13           6.75
                                             ------------   ------------
Less Distributions:
Dividends from Net Investment Income                (0.10)         (0.10)
Distributions from Net Realized Gain on
Investments Sold, Financial Futures
Contracts and Foreign Currency
Transactions                                           --          (0.65)
                                             ------------   ------------
Total Distributions                                 (0.10)         (0.75)
                                             ------------   ------------
Net Asset Value, End of Period                     $12.03         $18.03
                                             ============   ============
Total Investment Return at Net Asset
Value (3)                                          21.39%(5)      56.65%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  21.21%(5)          --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                    $17,368        $38,766
Ratio of Expenses to Average Net Assets             0.85%(6)       0.77%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      1.03%(6)          --
Ratio of Net Investment Income to
Average Net Assets                                  1.17%(6)       0.66%
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                           0.99%(6)          --
Portfolio Turnover Rate                              242%           166%
Fee Reduction Per Share (2)                         $0.02             --

(1) Commenced operations on January 6, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                           V.A. SOVEREIGN INVESTORS FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $10.74         $13.59         $15.61
                                             ------------   ------------   ------------   ------------
Net Investment Income (2)                            0.07           0.22           0.27           0.24
Net Realized and Unrealized Gain on
Investments                                          0.76           2.82           2.00           0.35
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                     0.83           3.04           2.27           0.59
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.07)         (0.18)         (0.25)         (0.24)
Distributions in Excess of Net
Investment Income                                      --             --             --          (0.00)(8)
Distributions from Net Realized Gain on
Investments Sold                                    (0.02)         (0.01)            --             --
Tax Return of Capital                                  --             --             --          (0.00)(8)
                                             ------------   ------------   ------------   ------------
Total Distributions                                 (0.09)         (0.19)         (0.25)         (0.24)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                     $10.74         $13.59         $15.61         $15.96
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                           8.30%(5)      28.43%         16.88%          3.84%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                   7.30%(5)      28.12%             --             --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $1,111        $12,187        $34,170        $50,254
Ratio of Expenses to Average Net Assets             0.85%(6)       0.85%          0.74%          0.70%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      3.78%(6)       1.16%             --             --
Ratio of Net Investment Income to
Average Net Assets                                  1.90%(6)       1.81%          1.88%          1.57%
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                   (1.03%)(6)      1.50%             --             --
Portfolio Turnover Rate                               17%            11%            19%            26%
Fee Reduction Per Share (2)                         $0.11          $0.04             --             --

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Less than $0.01 per share.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                                  V.A. BOND FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $10.19         $10.36         $10.51
                                             ------------   ------------   ------------   ------------
Net Investment Income (2)                            0.23           0.68           0.63           0.64
Net Realized and Unrealized Gain (Loss)
on Investments                                       0.21           0.24           0.32          (0.70)
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                     0.44           0.92           0.95          (0.06)
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.23)         (0.68)         (0.63)         (0.64)
Distributions from Net Realized Gain on
Investments Sold                                    (0.02)         (0.07)         (0.17)            --
                                             ------------   ------------   ------------   ------------
Total Distributions                                 (0.25)         (0.75)         (0.80)         (0.64)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                     $10.19         $10.36         $10.51          $9.81
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                           4.42%(5)       9.30%          9.41%         (0.51%)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                   3.25%(5)       7.52%          8.82%         (0.77%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $1,056         $3,682        $10,669        $12,531
Ratio of Expenses to Average Net Assets             0.75%(6)       0.75%          0.75%          0.75%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      4.15%(6)       2.53%          1.34%          1.01%
Ratio of Net Investment Income to
Average Net Assets                                  6.69%(6)       6.57%          5.93%          6.39%
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                           3.29%(6)       4.79%          5.34%          6.13%
Portfolio Turnover Rate                               45%           193%           367%           307%
Fee Reduction Per Share (2)                         $0.12          $0.18          $0.06          $0.03

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------

                                              V.A. HIGH YIELD BOND FUND
                                             ---------------------------
                                                   PERIOD           YEAR
                                                    ENDED          ENDED
                                             DECEMBER 31,   DECEMBER 31,
                                                   1998(1)          1999
                                             ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00          $8.22
                                             ------------   ------------
Net Investment Income (2)                            0.90           0.88
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions                                        (1.82)          0.16
                                             ------------   ------------
Total from Investment Operations                    (0.92)          1.04
                                             ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.84)         (0.88)
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency
Transactions                                           --          (0.07)
Tax Return of Capital                               (0.02)            --
                                             ------------   ------------
Total Distributions                                 (0.86)         (0.95)
                                             ------------   ------------
Net Asset Value, End of Period                      $8.22          $8.31
                                             ============   ============
Total Investment Return at Net Asset
Value (3)                                          (9.80%)(5)     13.12%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                 (10.10%)(5)     12.94%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $8,120         $9,287
Ratio of Expenses to Average Net Assets             0.85%(6)       0.85%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      1.15%(6)       1.03%
Ratio of Net Investment Income to
Average Net Assets                                  9.85%(6)      10.56%
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                           9.55%(6)      10.38%
Portfolio Turnover Rate                              102%           122%
Fee Reduction Per Share (2)                          $0.03         $0.02

(1) Commenced operations on January 6, 1998.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                             V.A. MONEY MARKET FUND
                                             ---------------------------------------------------------
                                                PERIOD
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                 1996(1)        1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                $1.00          $1.00          $1.00          $1.00
                                             ------------   ------------   ------------   ------------
Net Investment Income (2)                            0.02           0.05           0.05           0.05
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.02)         (0.05)         (0.05)         (0.05)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                      $1.00          $1.00          $1.00          $1.00
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                           1.61%(5)       4.88%          4.87%          4.58%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                  (7.55%)(5)      4.36%             --             --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                       $207         $8,377        $16,519        $32,952
Ratio of Expenses to Average Net Assets             0.75%(6)       0.75%          0.74%          0.66%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                     27.48%(6)       1.27%             --             --
Ratio of Net Investment Income to
Average Net Assets                                  4.68%(6)       4.86%          4.70%          4.55%
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                  (22.05%)(6)      4.34%             --             --
Fee Reduction Per Share (2)                         $0.08          $0.00(8)          --             --

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Less than $0.01 per share.

See notes to financial statements.




Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------
                                                             V.A. STRATEGIC INCOME FUND
                                             ---------------------------------------------------------
                                                   PERIOD
                                                    ENDED            YEAR ENDED DECEMBER 31,
                                             DECEMBER 31,   ------------------------------------------
                                                   1996(1)          1997           1998           1999
                                             ------------   ------------   ------------   ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00         $10.30         $10.47         $10.10
                                             ------------   ------------   ------------   ------------
Net Investment Income (2)                            0.27           0.91           0.85           0.80
Net Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts
and Foreign Currency
Transactions                                         0.36           0.26          (0.35)         (0.33)
                                             ------------   ------------   ------------   ------------
Total from Investment Operations                     0.63           1.17           0.50           0.47
                                             ------------   ------------   ------------   ------------

Less Distributions:
Dividends from Net Investment Income                (0.27)         (0.91)         (0.85)         (0.80)
Distributions from Net Realized Gain on
Investments Sold, Financial Futures
Contracts and Foreign Currency
Transactions                                        (0.06)         (0.09)         (0.02)            --
                                             ------------   ------------   ------------   ------------
Total Distributions                                 (0.33)         (1.00)         (0.87)         (0.80)
                                             ------------   ------------   ------------   ------------
Net Asset Value, End of Period                     $10.30         $10.47         $10.10          $9.77
                                             ============   ============   ============   ============
Total Investment Return at Net Asset
Value (3)                                           6.45%(5)      11.77%          4.92%          4.82%
Total Adjusted Investment Return at Net
Asset Value (3,4)                                   5.96%(5)      11.25%          4.84%          4.80%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                     $2,131         $5,540        $15,019        $22,282
Ratio of Expenses to Average Net Assets             0.85%(6)       0.85%          0.85%          0.85%
Ratio of Adjusted Expenses to Average
Net Assets (7)                                      2.28%(6)       1.37%          0.93%          0.87%
Ratio of Net Investment Income to
Average Net Assets                                  7.89%(6)       8.77%          8.19%          8.06%
Ratio of Adjusted Net Investment Income
to Average Net Assets (7)                           6.46%(6)       8.25%          8.11%          8.04%
Portfolio Turnover Rate                               73%           110%            92%            53%(8)
Fee Reduction Per Share (2)                         $0.05          $0.05          $0.01          $0.00(9)

(1) Commenced operations on August 29, 1996.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment.

(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(5) Not annualized.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Portfolio turnover rate excludes merger activity.

(9) Less than $0.01 per share.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Financial Industries Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Financial
Industries Fund on December 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Banks - Foreign (6.95%)
Bipop (Italy)                                                               9,000        $792,469
ING Groep NV American Depository Receipt (ADR)
(Netherlands)                                                              15,350         936,350
Lloyds TSB Group Plc (United Kingdom)                                      88,500       1,104,710
MeritaNordbanken Oyj* (Finland)                                           101,000         591,193
                                                                                   --------------
                                                                                        3,424,722
                                                                                   --------------
Banks - Midwest (4.79%)
Commerce Bancshares, Inc.                                                  19,100         647,013
Fifth Third Bancorp                                                        10,000         733,750
FirstMerit Corp.                                                            4,500         103,500
Marshall & Ilsley Corp.                                                    14,000         879,375
                                                                                   --------------
                                                                                        2,363,638
                                                                                   --------------
Banks - Money Center (3.85%)
Chase Manhattan Corp.                                                       9,040         702,295
Citigroup, Inc.                                                            21,500       1,194,594
                                                                                   --------------
                                                                                        1,896,889
                                                                                   --------------
Banks - Northeast (3.46%)
M & T Bank Corp.                                                            1,600         662,800
U.S. Trust Corp.                                                           13,000       1,042,437
                                                                                   --------------
                                                                                        1,705,237
                                                                                   --------------
Banks - Southeast (3.87%)
CCB Financial Corp.                                                        22,500         980,156
First Tennessee National Corp.                                             32,500         926,250
                                                                                   --------------
                                                                                        1,906,406
                                                                                   --------------
Banks - Southwest (1.48%)
Cullen/Frost Bankers., Inc.                                                28,250         727,438
                                                                                   --------------
Banks - Superregional (4.58%)
FleetBoston Financial Corp.                                                22,536         784,535
Wells Fargo Co.                                                            36,500       1,475,969
                                                                                   --------------
                                                                                        2,260,504
                                                                                   --------------
Banks - West (1.40%)
City National Corp.                                                        20,900         688,394
                                                                                   --------------
Broker Services (11.03%)
Legg Mason, Inc.                                                           51,000       1,848,750
Merrill Lynch & Co., Inc.                                                   8,000         668,000
Morgan Stanley Dean Witter & Co.                                           12,000       1,713,000
Schwab (Charles) Corp.                                                     31,500       1,208,812
                                                                                   --------------
                                                                                        5,438,562
                                                                                   --------------
Computer - Services (7.47%)
BISYS Group, Inc. (The)*                                                    9,000         587,250
First Data Corp.                                                           17,000         838,313
Fiserv, Inc.*                                                              59,000       2,260,437
                                                                                   --------------
                                                                                        3,686,000
                                                                                   --------------
Computer - Software (1.94%)
Intuit, Inc.*                                                              16,000         959,000
                                                                                   --------------
Finance - Consumer Loans (7.41%)
American Express Co.                                                       14,000       2,327,500
MBNA Corp.                                                                 48,650       1,325,712
                                                                                   --------------
                                                                                        3,653,212
                                                                                   --------------
Finance - Investment Management (3.07%)
Price (T. Rowe) Associates, Inc.                                           41,000       1,514,437
                                                                                   --------------
Finance - SBIC & Commercial (1.38%)
Heller Financial, Inc.                                                     34,000         682,125
                                                                                   --------------
Insurance (5.17%)
Financial Security Assurance
Holdings Ltd.                                                              19,500       1,016,437
MBIA, Inc.                                                                 29,000       1,531,562
                                                                                   --------------
                                                                                        2,547,999
                                                                                   --------------
Insurance - Accident & Health (3.06%)
AFLAC, Inc.                                                                32,000       1,510,000
                                                                                   --------------
Insurance - Brokers (4.52%)
Aon Corp.                                                                  15,000         600,000
Marsh & McLennan Cos., Inc.                                                17,000       1,626,687
                                                                                   --------------
                                                                                        2,226,687
                                                                                   --------------
Insurance - Diversified (2.13%)
AXA Financial, Inc.                                                        31,000       1,050,125
                                                                                   --------------
Insurance - Life (9.92%)
American General Corp.                                                     10,700         811,863
Axa (ADR) (France)                                                         12,500         887,500
Lincoln National Corp.                                                     17,400         696,000
Protective Life Corp.                                                      48,000       1,527,000
Reinsurance Group of America, Inc.                                         26,500         735,375
ReliaStar Financial Corp.                                                   6,000         235,125
                                                                                   --------------
                                                                                        4,892,863
                                                                                   --------------
Insurance - Multi Line (2.75%)
Allmerica Financial Corp.                                                  11,100         617,438
Fortis (NL) NV (Netherlands)                                               20,627         739,113
                                                                                   --------------
                                                                                        1,356,551
                                                                                   --------------
Insurance - Property & Casualty (3.98%)
American International Group, Inc.                                         13,750       1,486,719
Travelers Property Casualty Corp.
(Class A)                                                                  13,900         476,075
                                                                                   --------------
                                                                                        1,962,794
                                                                                   --------------
Mortgage & Real Estate Services (1.62%)
Freddie Mac                                                                17,000         800,063
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $40,561,767)                                                        (95.83%)     47,253,646
                                                                   --------------  --------------

                                                         INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                                        RATE    (000s OMITTED)       VALUE
-------------------                                      --------  --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.20%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond 10.625% due
08-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                    2.49%          $1,578       $1,578,000
                                                                                   --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                            293
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (3.20%)       1,578,293
                                                                         -------   --------------
TOTAL INVESTMENTS                                                        (99.03%)      48,831,939
                                                                         -------   --------------
OTHER ASSETS AND LIABILITIES, NET                                         (0.97%)         480,501
                                                                         -------   --------------
TOTAL NET ASSETS                                                        (100.00%)     $49,312,440
                                                                         =======   ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. 500 Index Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. 500 Index Fund on December 31, 1999. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (0.27%)
Interpublic Group of Companies, Inc. (The)                                    861         $49,669
Omnicom Group, Inc.                                                           545          54,500
                                                                                   --------------
                                                                                          104,169
                                                                                   --------------
Aerospace (0.85%)
Boeing Co. (The)                                                            2,869         119,243
General Dynamics Corp.                                                        617          32,547
Goodrich (B.F.) Co. (The)                                                     338           9,295
Lockheed Martin Corp.                                                       1,215          26,578
Northrop Grumman Corp.                                                        213          11,515
Raytheon Co. (Class B)                                                      1,039          27,598
United Technologies Corp.                                                   1,470          95,550
                                                                                   --------------
                                                                                          322,326
                                                                                   --------------
Automobile/Trucks (1.11%)
Cummins Engine Co., Inc.                                                      127           6,136
Dana Corp.                                                                    505          15,118
Delphi Automotive Systems Corp.                                             1,734          27,310
Eaton Corp.                                                                   226          16,413
Ford Motor Co.                                                              3,708         198,146
General Motors Corp.                                                        1,965         142,831
PACCAR, Inc.                                                                  240          10,635
Ryder System, Inc.                                                            197           4,814
                                                                                   --------------
                                                                                          421,403
                                                                                   --------------
Banks - United States (4.96%)
AmSouth Bancorp.                                                            1,200          23,175
Banc One Corp.                                                              3,520         112,860
BankAmerica Corp.                                                           5,240         262,982
Bank of New York Co., Inc.                                                  2,260          90,400
BB&T Corp.                                                                  1,016          27,813
Chase Manhattan Corp.                                                       2,532         196,705
Comerica, Inc.                                                                480          22,410
Fifth Third Bancorp                                                           948          69,559
First Union Corp.                                                           3,032          99,487
Firstar Corp.                                                               3,009          63,565
FleetBoston Financial Corp.                                                 2,810          97,823
Huntington Bancshares, Inc.                                                   705          16,832
KeyCorp.                                                                    1,373          30,378
Mellon Financial Corp.                                                      1,561          53,172
Morgan (J.P.) & Co., Inc.                                                     531          67,238
National City Corp.                                                         1,893          44,840
Northern Trust Corp.                                                          683          36,199
Old Kent Financial Corp.                                                      361          12,770
PNC Bank Corp.                                                                902          40,139
Regions Financial Corp.                                                       671          16,859
Republic New York Corp.                                                       322          23,184
SouthTrust Corp.                                                              515          19,473
State Street Corp.                                                            491          35,874
Summit Bancorp.                                                               536          16,415
SunTrust Banks, Inc.                                                          982          67,574
Synovus Financial Corp.                                                       859          17,073
Union Planters Corp.                                                          433          17,076
U.S. Bancorp.                                                               2,234          53,197
Wachovia Corp.                                                                622          42,296
Wells Fargo Co.                                                             5,041         203,845
                                                                                   --------------
                                                                                        1,881,213
                                                                                   --------------
Beverages (2.12%)
Anheuser-Busch Cos., Inc.                                                   1,428         101,209
Brown-Forman Corp.                                                            210          12,022
Coca-Cola Co. (The)                                                         7,582         441,651
Coca-Cola Enterprises, Inc.                                                 1,306          26,283
Coors (Adolph) Co. (Class B)                                                  113           5,932
PepsiCo, Inc.                                                               4,468         157,497
Seagram Co. Ltd. (The) (Canada)                                             1,331          59,812
                                                                                   --------------
                                                                                          804,406
                                                                                   --------------
Broker Services (1.31%)
Bear Stearns Cos., Inc.                                                       366          15,646
Lehman Brothers Holdings, Inc.                                                368          31,165
Merrill Lynch & Co., Inc.                                                   1,138          95,023
Morgan Stanley Dean Witter & Co.                                            1,710         244,103
Paine Webber Group, Inc.                                                      438          17,000
Schwab (Charles) Corp.                                                      2,517          96,590
                                                                                   --------------
                                                                                          499,527
                                                                                   --------------
Building (0.62%)
Armstrong World Industries, Inc.                                              123           4,105
Black & Decker Corp.                                                          267          13,951
Centex Corp.                                                                  182           4,492
Danaher Corp.                                                                 437          21,085
Fleetwood Enterprises, Inc.                                                   100           2,062
Fluor Corp.                                                                   233          10,689
Georgia-Pacific Corp.                                                         525          26,644
Kaufman & Broad Home Corp.                                                    146           3,531
Louisiana-Pacific Corp.                                                       327           4,660
Masco Corp.                                                                 1,372          34,815
Owens Corning                                                                 168           3,245
Pulte Corp.                                                                   133           2,993
Sherwin-Williams Co.                                                          509          10,689
Snap-on, Inc.                                                                 180           4,781
Stanley Works (The)                                                           274           8,254
Vulcan Materials Co.                                                          307          12,261
Weyerhauser Co.                                                               721          51,777
Willamette Industries, Inc.                                                   342          15,882
                                                                                   --------------
                                                                                          235,917
                                                                                   --------------
Business Services - Misc. (0.33%)
Block, H & R, Inc.                                                            300          13,125
Cendant Corp.*                                                              2,183          57,986
Dun & Bradstreet Corp.                                                        494          14,573
Equifax, Inc.                                                                 434          10,226
Paychex, Inc.                                                                 757          30,280
                                                                                   --------------
                                                                                          126,190
                                                                                   --------------
Chemicals (0.73%)
Air Products & Chemicals, Inc.                                                704          23,628
Dow Chemical Co.                                                              673          89,930
Eastman Chemical Co.                                                          240          11,445
Engelhard Corp.                                                               386           7,286
FMC Corp.*                                                                     94           5,387
Grace (W. R.) & Co.                                                           220           3,052
Great Lakes Chemical Corp.                                                    177           6,759
Hercules, Inc.                                                                326           9,087
PPG Industries, Inc.                                                          533          33,346
Praxair, Inc.                                                                 488          24,553
Rohm & Haas Co.                                                               672          27,342
Sigma-Aldrich Corp.                                                           310           9,319
Union Carbide Corp.                                                           411          27,434
                                                                                   --------------
                                                                                          278,568
                                                                                   --------------
Computers (18.94%)
3Com Corp.*                                                                 1,059          49,773
Adaptec, Inc.*                                                                313          15,611
Adobe Systems, Inc.                                                           369          24,815
America Online, Inc.*                                                       6,862         517,652
Apple Computer, Inc.*                                                         494          50,789
Autodesk, Inc.                                                                187           6,311
Automatic Data Processing, Inc.                                             1,919         103,386
BMC Software, Inc.*                                                           744          59,474
Cabletron Systems, Inc.*                                                      554          14,404
Ceridian Corp.*                                                               444           9,574
Cisco Systems, Inc.*                                                       10,041       1,075,642
Citrix Systems, Inc.*                                                         275          33,825
Compaq Computer Corp.                                                       5,218         141,212
Computer Associates International, Inc.                                     1,655         115,747
Computer Sciences Corp.*                                                      511          48,353
Compuware Corp.*                                                            1,098          40,900
Dell Computer Corp.*                                                        7,799         397,749
Electronic Data Systems Corp.                                               1,445          96,725
EMC Corp.*                                                                  3,123         341,188
First Data Corp.                                                            1,286          63,416
Gateway 2000, Inc.*                                                           972          70,045
Hewlett-Packard Co.                                                         3,128         356,396
IMS Health, Inc.                                                              945          25,692
International Business Machines Corp.                                       5,533         597,564
Lexmark International Group, Inc.
(Class A)*                                                                    392          35,476
Microsoft Corp.*                                                           15,839       1,849,203
Network Appliance, Inc.*                                                      458          38,043
Novell, Inc.*                                                               1,022          40,816
Oracle Corp.*                                                               4,370         489,713
Parametric Technology Corp.*                                                  827          22,381
PeopleSoft, Inc.*                                                             754          16,070
Seagate Technology, Inc.*                                                     639          29,753
Shared Medical System Corp.                                                    83           4,228
Silicon Graphics, Inc.*                                                       564           5,534
Sun Microsystems, Inc.*                                                     4,795         371,313
Unisys Corp.*                                                                 951          30,373
                                                                                   --------------
                                                                                        7,189,146
                                                                                   --------------
Consumer Products - Misc. (0.02%)
American Greetings Corp. (Class A)                                            198           4,678
Jostens, Inc.                                                                 102           2,480
                                                                                   --------------
                                                                                            7,158
                                                                                   --------------

Containers (0.13%)
Ball Corp.                                                                     93           3,662
Bemis Co., Inc.                                                               161           5,615
Crown Cork & Seal Co., Inc.                                                   374           8,368
Owens-Illinois, Inc.*                                                         461          11,554
Pactiv Corp.*                                                                 526           5,589
Sealed Air Corp. *                                                            256          13,264
                                                                                   --------------
                                                                                           48,052
                                                                                   --------------
Cosmetics & Personal Care (0.46%)
Alberto Culver Co. (Class B)                                                  171           4,414
Avon Products, Inc.                                                           744          24,552
Gillette Co.                                                                3,293         135,630
International Flavors & Fragrances, Inc.                                      323          12,193
                                                                                   --------------
                                                                                          176,789
                                                                                   --------------
Diversified Operations (2.29%)
Crane Co.                                                                     202           4,015
Du Pont (E.I.) De Nemours & Co.                                             3,206         211,195
Fortune Brands, Inc.                                                          504          16,663
Honeywell International, Inc.                                               2,430         140,181
IKON Office Solutions, Inc.                                                   458           3,120
ITT Industries, Inc.                                                          270           9,028
Johnson Controls, Inc.                                                        262          14,901
Loews Corp.                                                                   326          19,784
Minnesota Mining & Manufacturing Co.                                        1,232         120,582
Monsanto Co.                                                                1,948          69,398
NACCO Industries, Inc., (Class A)                                              25           1,389
National Service Industries, Inc.                                             125           3,688
Textron, Inc.                                                                 457          35,046
TRW, Inc.                                                                     373          19,373
Tyco International Ltd.                                                     5,184         201,528
                                                                                   --------------
                                                                                          869,891
                                                                                   --------------
Electronics (9.64%)
Advanced Micro Devices, Inc.*                                                 452          13,080
Analog Devices, Inc.*                                                         536          49,848
Applied Materials, Inc.*                                                    1,162         147,211
Emerson Electric Co.                                                        1,334          76,538
General Electric Co.                                                       10,071       1,558,487
Grainger (W.W.), Inc.                                                         287          13,722
Intel Corp.                                                                10,255         844,115
KLA-Tencor Corp.*                                                             276          30,739
LSI Logic Corp.*                                                              457          30,847
Micron Technology, Inc.                                                       828          64,377
Molex, Inc.                                                                   481          27,267
Motorola, Inc.                                                              1,870         275,358
National Semiconductor Corp.*                                                 526          22,519
Parker-Hannifin Corp.                                                         344          17,652
PE Corp-PE Biosystems Group                                                   316          38,019
PerkinElmer, Inc.                                                             142           5,920
Rockwell International Corp.                                                  584          27,959
Solectron Corp.*                                                              899          85,517
Tektronix, Inc.                                                               145           5,637
Teradyne, Inc.*                                                               525          34,650
Texas Instruments, Inc.                                                     2,462         238,506
Thomas & Betts Corp.                                                          177           5,642
Xilinx, Inc.*                                                                 978          44,468
                                                                                   --------------
                                                                                        3,658,078
                                                                                   --------------

Finance (3.17%)
American Express Co.                                                        1,374         228,427
Associates First Capital Corp.
(Class A)                                                                   2,235          61,323
Capital One Financial Corp.                                                   605          29,153
Citigroup, Inc.                                                            10,350         575,072
Franklin Resources, Inc.                                                      774          24,816
Golden West Financial Corp.                                                   496          16,616
Household International, Inc.                                               1,443          53,752
Kansas City Southern Industries, Inc.                                         339          25,298
MBNA Corp.                                                                  2,461          67,062
Price (T. Rowe) Associates, Inc.                                              367          13,556
Providian Financial Corp.                                                     436          39,703
SLM Holding Corp.                                                             488          20,618
Washington Mutual, Inc.                                                     1,772          46,072
                                                                                   --------------
                                                                                        1,201,468
                                                                                   --------------
Food (1.42%)
Archer-Daniels-Midland Co.                                                  1,867          22,754
Bestfoods                                                                     856          44,993
Campbell Soup Co.                                                           1,313          50,797
ConAgra, Inc.                                                               1,511          34,092
General Mills, Inc.                                                           933          33,355
Heinz (H.J.) Co.                                                            1,100          43,794
Hershey Foods Corp.                                                           425          20,187
Kellogg Co.                                                                 1,244          38,331
Nabisco Group Holdings Corp.                                                1,001          10,636
Quaker Oats Co.                                                               411          26,972
Ralston Purina Group                                                          993          27,680
Sara Lee Corp.                                                              2,789          61,532
Unilever NV, American Depositary Receipts
(Netherlands)                                                               1,754          95,483
Wrigley (WM) Jr. Co.                                                          355          29,443
                                                                                   --------------
                                                                                          540,049
                                                                                   --------------
Funeral Services & Related (0.02%)
Service Corporation International                                             835           5,793
                                                                                   --------------
Furniture (0.03%)
Leggett & Platt, Inc.                                                         603          12,927
                                                                                   --------------
Household (0.15%)
Maytag Corp.                                                                  259          12,432
Newell Rubbermaid, Inc.                                                       866          25,114
Springs Industries, Inc.                                                       55           2,197
Tupperware Corp.                                                              177           2,998
Whirlpool Corp.                                                               228          14,834
                                                                                   --------------
                                                                                           57,575
                                                                                   --------------
Instruments - Scientific (0.03%)
Millipore Corp.                                                               139           5,369
Thermo Electron Corp.*                                                        486           7,290
                                                                                   --------------
                                                                                           12,659
                                                                                   --------------
Insurance (2.93%)
Aetna, Inc.                                                                   459          25,618
AFLAC, Inc.                                                                   817          38,552
Allstate Corp. (The)                                                        2,472          59,328
American General Corp.                                                        759          57,589
American International Group, Inc.                                          4,752         513,810
Aon Corp.                                                                     788          31,520
Chubb Corp. (The)                                                             540          30,409
CIGNA Corp.                                                                   571          46,001
Cincinnati Financial Corp.                                                    504          15,718
Conseco, Inc.                                                               1,004          17,946
Hartford Financial Services Group, Inc. (The)                                 680          32,215
Jefferson Pilot Corp                                                          321          21,908
Lincoln National Corp.                                                        600          24,000
Marsh & McLennan Cos., Inc.                                                   819          78,368
MBIA, Inc.                                                                    306          16,161
MGIC Investment Corp.                                                         324          19,501
Progressive Corp.                                                             224          16,380
SAFECO Corp.                                                                  399           9,925
St. Paul Cos., Inc.                                                           698          23,514
Torchmark Corp.                                                               404          11,741
UnumProvident Corp.                                                           737          23,630
                                                                                   --------------
                                                                                        1,113,834
                                                                                   --------------
Internet Services (0.92%)
Yahoo! Inc.*                                                                  808         349,612
                                                                                   --------------
Leisure (1.14%)
Brunswick Corp.                                                               282           6,274
Carnival Corp. (Class A)                                                    1,894          90,557
Disney (Walt) Co., (The)                                                    6,330         185,152
Eastman Kodak Co.                                                             969          64,196
Harrah's Entertainment, Inc.*                                                 395          10,443
Hasbro, Inc.                                                                  595          11,342
Hilton Hotels Corp.                                                         1,132          10,895
Marriott International, Inc. (Class A)                                        764          24,114
Mattel, Inc.                                                                1,292          16,958
Mirage Resorts, Inc.*                                                         593           9,080
Polaroid Corp.                                                                137           2,577
                                                                                   --------------
                                                                                          431,588
                                                                                   --------------
Machinery (0.41%)
Briggs & Stratton Corp.                                                        71           3,807
Caterpillar Tractor, Inc.                                                   1,091          51,345
Cooper Industries, Inc.                                                       289          11,686
Deere & Co.                                                                   717          31,100
Dover Corp.                                                                   625          28,359
Foster Wheeler Corp.                                                          125           1,109
Ingersoll-Rand Co.                                                            502          27,641
Milacron, Inc.                                                                114           1,753
                                                                                   --------------
                                                                                          156,800
                                                                                   --------------
Media (2.66%)
CBS Corp.                                                                   2,340         149,614
Clear Channel Communications, Inc.*                                         1,039          92,731
Comcast Corp.                                                               2,307         116,648
Dow Jones & Co., Inc.                                                         275          18,700
Gannett Co., Inc.                                                             856          69,817
Harcourt General, Inc.                                                        218           8,774
Knight-Ridder, Inc.                                                           258          15,351
McGraw-Hill Cos., Inc. (The)                                                  602          37,098
Meredith Corp.                                                                158           6,587
New York Times Co. (Class A)                                                  526          25,840
Time Warner, Inc.                                                           3,949         286,056
Times Mirror Co. (Class A)                                                    184          12,328
Tribune Co.                                                                   729          40,141
Viacom, Inc. (Class B)*                                                     2,139         129,276
                                                                                   --------------
                                                                                        1,008,961
                                                                                   --------------
Medical (9.09%)
Abbott Laboratories                                                         4,719         171,359
Allergan, Inc.                                                                404          20,099
ALZA Corp.*                                                                   313          10,838
American Home Products Corp.                                                4,008         158,065
Amgen, Inc.*                                                                3,136         188,356
Bard (C.R.), Inc.                                                             157           8,321
Bausch & Lomb, Inc.                                                           177          12,113
Baxter International, Inc.                                                    893          56,092
Becton, Dickinson & Co.                                                       768          20,544
Biomet, Inc.                                                                  346          13,840
Boston Scientific Corp.*                                                    1,273          27,847
Bristol-Myers Squibb Co.                                                    6,089         390,838
Cardinal Health, Inc.                                                         860          41,172
Columbia/HCA Healthcare Corp.                                               1,729          50,681
Guidant Corp.                                                                 943          44,321
HEALTHSOUTH Corp.*                                                          1,186           6,375
Humana, Inc.*                                                                 514           4,208
Johnson & Johnson                                                           4,268         397,457
Lilly (Eli) & Co.                                                           3,347         222,575
Mallinckrodt, Inc.                                                            214           6,808
Manor Care, Inc.*                                                             316           5,056
McKesson HBOC, Inc.                                                           864          19,494
Medtronic, Inc.                                                             3,669         133,689
Merck & Co., Inc.                                                           7,175         481,173
Pall Corp.                                                                    381           8,215
Pfizer, Inc.                                                               11,883         385,455
Pharmacia & Upjohn, Inc.                                                    1,592          71,640
Quintiles Transnational Corp.*                                                353           6,597
Schering-Plough Corp.                                                       4,509         190,223
St. Jude Medical, Inc. *                                                      258           7,917
Tenet Healthcare Corp.*                                                       956          22,466
United Healthcare Corp.                                                       521          27,678
Warner-Lambert Co.                                                          2,636         215,987
Watson Pharmaceutical, Inc.*                                                  295          10,565
Wellpoint Health Networks, Inc.*                                              195          12,858
                                                                                   --------------
                                                                                        3,450,922
                                                                                   --------------
Metal (0.80%)
Alcan Aluminium Ltd. (Canada)                                                 673          27,719
Alcoa, Inc.                                                                 1,125          93,375
Barrick Gold Corp. (Canada)                                                 1,210          21,402
Bethlehem Steel Corp.*                                                        403           3,375
Freeport-McMoran Copper & Gold, Inc. (Class B)                                502          10,605
Homestake Mining Co.                                                          799           6,242
Illinois Tool Works, Inc.                                                     922          62,293
Inco, Ltd. (Canada)                                                           589          13,841
Newmont Mining Corp.                                                          514          12,593
Phelps Dodge Corp.                                                            249          16,714
Placer Dome, Inc. (Canada)                                                    999          10,739
Reynolds Metals Co.                                                           194          14,865
Timken Co. (The)                                                              190           3,883
Worthington Industries, Inc.                                                  274           4,538
                                                                                   --------------
                                                                                          302,184
                                                                                   --------------
Mortgage Banking (0.81%)
Countrywide Credit Industries, Inc.                                           347           8,762
Fannie Mae                                                                  3,146         196,428
Freddie Mac                                                                 2,134         100,431
                                                                                   --------------
                                                                                          305,621
                                                                                   --------------
Office (0.31%)
Avery Dennison Corp.                                                          346          25,215
Deluxe Corp.                                                                  225           6,173
Pitney Bowes, Inc.                                                            814          39,326
Xerox Corp.                                                                 2,039          46,260
                                                                                   --------------
                                                                                          116,974
                                                                                   --------------
Oil & Gas (5.89%)
Amerada Hess Corp.                                                            278          15,776
Anadarko Petroleum Corp.                                                      391          13,343
Apache Corp.                                                                  350          12,928
Ashland, Inc.                                                                 222           7,312
Atlantic Richfield Co.                                                        991          85,721
Baker Hughes, Inc.                                                          1,011          21,294
Burlington Resources, Inc.                                                    668          22,086
Chevron Corp.                                                               2,014         174,463
Coastal Corp. (The)                                                           656          23,247
Columbia Energy Group                                                         249          15,749
Conoco, Inc. (Class B)                                                      1,922          47,810
El Paso Energy Corp.                                                          701          27,208
Enron Corp.                                                                 2,197          97,492
Exxon Mobil Corp.                                                          10,601         854,043
Halliburton Co.                                                             1,356          54,579
Helmerich & Payne, Inc.                                                       152           3,315
Kerr-McGee Corp.                                                              265          16,430
McDermott International, Inc.                                                 183           1,658
Occidental Petroleum Corp.                                                  1,128          24,393
Phillips Petroleum Co.                                                        777          36,519
Rowan Cos., Inc.*                                                             256           5,552
Royal Dutch Petroleum Co.
(Netherlands)                                                               6,582         397,800
Schlumberger, Ltd.                                                          1,688          94,950
Sunoco, Inc.                                                                  277           6,510
Texaco, Inc.                                                                1,698          92,223
Tosco Corp.                                                                   442          12,017
Transocean Sedco Forex, Inc.                                                  326          10,982
Union Pacific Resources Group                                                 774           9,869
Unocal Corp.                                                                  744          24,971
USX - Marathon Group                                                          954          23,552
                                                                                   --------------
                                                                                        2,233,792
                                                                                   --------------
Paper & Paper Products (0.69%)
Boise Cascade Corp.                                                           175           7,088
Champion International Corp.                                                  295          18,272
Fort James Corp.                                                              664          18,177
International Paper Co.                                                     1,271          71,732
Kimberly-Clark Corp.                                                        1,671         109,033
Mead Corp. (The)                                                              315          13,683
Potlatch Corp.                                                                 89           3,972
Temple-Inland, Inc.                                                           171          11,275
Westvaco Corp.                                                                308          10,049
                                                                                   --------------
                                                                                          263,281
                                                                                   --------------
Pollution Control (0.10%)
Browning-Ferris Industries, Inc.                                              580           5,111
Waste Management, Inc.                                                      1,902          32,691
                                                                                   --------------
                                                                                           37,802
                                                                                   --------------
Printing - Commercial (0.03%)
Donnelley (R.R.) & Sons                                                       388           9,627
                                                                                   --------------
Retail (7.34%)
Albertson's, Inc.                                                           1,300          41,925
AutoZone, Inc.*                                                               443          14,314
Bed Bath & Beyond, Inc.*                                                      429          14,908
Best Buy Co., Inc.*                                                           630          31,618
Circuit City Stores-Circuit City Group                                        624          28,119
Consolidated Stores Corp.*                                                    340           5,525
Costco Wholesale Corp.                                                        681          62,141
CVS Corp.                                                                   1,203          48,045
Darden Restaurants, Inc.                                                      403           7,304
Dayton Hudson Corp.                                                         1,353          99,361
Dillards, Inc.                                                                329           6,642
Dollar General Corp.                                                          816          18,564
Federated Department Stores, Inc.*                                            644          32,562
Gap, Inc. (The)                                                             2,628         120,888
Genuine Parts Co.                                                             546          13,548
Great Atlantic & Pacific Tea Co., Inc.                                        118           3,289
Home Depot, Inc. (The)                                                      7,068         484,600
Kmart Corp.*                                                                1,515          15,245
Kohl's Corp.*                                                                 500          36,094
Kroger Co.*                                                                 2,554          48,207
Limited, Inc. (The)                                                           659          28,543
Longs Drug Stores Corp.                                                       121           3,123
Lowe's Cos., Inc.                                                           1,173          70,087
May Department Stores                                                       1,026          33,089
McDonald's Corp.                                                            4,156         167,539
Nordstrom, Inc.                                                               425          11,130
Office Depot, Inc.*                                                         1,010          11,047
Penney (J. C.) Co., Inc.                                                      799          15,930
Pep Boys - Manny, Moe & Jack (The)                                            162           1,478
Reebok International Ltd.*                                                    173           1,416
Rite Aid Corp.                                                                795           8,894
Safeway, Inc.*                                                              1,562          55,549
Sears, Roebuck & Co.                                                        1,160          35,308
Staples, Inc.*                                                              1,426          29,590
SUPERVALU, INC.                                                               429           8,580
SYSCO Corp.                                                                 1,011          39,998
Tandy Corp.                                                                   593          29,168
TJX Cos., Inc.                                                                952          19,457
Toys "R" Us, Inc.*                                                            751          10,749
Tricon Global Restaurants, Inc.*                                              471          18,192
Walgreen Co.                                                                3,080          90,090
Wal-Mart Stores, Inc.                                                      13,660         944,248
Wendy's International, Inc.                                                   367           7,569
Winn-Dixie Stores, Inc.                                                       456          10,916
                                                                                   --------------
                                                                                        2,784,589
                                                                                   --------------
Rubber - Tires & Misc. (0.05%)
Cooper Tire & Rubber Co.                                                      233           3,626
Goodyear Tire & Rubber Co. (The)                                              480          13,530
                                                                                   --------------
                                                                                           17,156
                                                                                   --------------
Shoes & Related Apparel (0.11%)
Nike, Inc. (Class B)                                                          860          42,624
                                                                                   --------------
Soap & Cleaning Preparations (1.61%)
Clorox Co.                                                                    726          36,572
Colgate-Palmolive Co.                                                       1,788         116,220
Ecolab, Inc.                                                                  398          15,572
Procter & Gamble Co. (The)                                                  4,034         441,975
                                                                                   --------------
                                                                                          610,339
                                                                                   --------------

Steel (0.08%)
Allegheny Teledyne, Inc.                                                      287           6,440
Nucor Corp.                                                                   268          14,690
USX-U.S. Steel Group, Inc.                                                    271           8,943
                                                                                   --------------
                                                                                           30,073
                                                                                   --------------
Telecommunications (10.20%)
ADC Telecommunications, Inc.*                                                 459          33,306
Andrew Corp.*                                                                 252           4,772
AT&T Corp.                                                                  9,808         497,756
Bell Atlantic Corp.                                                         4,766         293,407
CenturyTel, Inc.                                                              429          20,324
Comverse Technology, Inc.*                                                    219          31,700
Corning, Inc.                                                                 751          96,832
General Instrument Corp.*                                                     534          45,390
Global Crossing Ltd.* (Bermuda)                                             2,329         116,450
Lucent Technologies, Inc.                                                   9,617         719,472
MCI WorldCom, Inc.*                                                         8,712         462,281
MediaOne Group, Inc.*                                                       1,879         144,331
Nextel Communications, Inc. (Class A)*                                      1,116         115,088
Nortel Networks Corp. (Canada)                                              4,100         414,100
QUALCOMM, Inc.*                                                             2,024         356,477
Scientific-Atlanta, Inc.                                                      241          13,406
Sprint Corp.                                                                2,675         180,061
Sprint PCS*                                                                 1,323         135,608
Tellabs, Inc.*                                                              1,235          79,272
U.S. WEST, Inc.                                                             1,551         111,672
                                                                                   --------------
                                                                                        3,871,705
                                                                                   --------------
Textile (0.05%)
Liz Claiborne, Inc.                                                           181           6,810
Russell Corp.                                                                 103           1,725
VF Corp.                                                                      363          10,890
                                                                                   --------------
                                                                                           19,425
                                                                                   --------------
Tobacco (0.48%)
Philip Morris Cos., Inc.                                                    7,263         168,411
UST, Inc.                                                                     525          13,223
                                                                                   --------------
                                                                                          181,634
                                                                                   --------------
Transportation (0.64%)
AMR Corp.*                                                                    455          30,485
Burlington Northern Santa Fe Corp.                                          1,403          34,023
CSX Corp.                                                                     670          21,021
Delta Air Lines, Inc.                                                         408          20,323
FDX Corp.*                                                                    916          37,499
Navistar International Corp.*                                                 195           9,238
Norfolk Southern Corp.                                                      1,168          23,944
Southwest Airlines Co.                                                      1,548          25,058
Union Pacific Corp.                                                           763          33,286
US Airways Group, Inc.*                                                       219           7,022
                                                                                   --------------
                                                                                          241,899
                                                                                   --------------
Utilities (4.66%)
AES Corp.                                                                     634          47,391
ALLTEL Corp.                                                                  964          79,711
Ameren Corp.                                                                  421          13,788
American Electric Power Co., Inc.                                             596          19,147
BellSouth Corp.                                                             5,778         270,483
Carolina Power & Light Co.                                                    490          14,914
Central & South West Corp.                                                    653          13,060
Cinergy Corp.                                                                 488          11,773
CMS Energy Corp.                                                              355          11,072
Consolidated Edison, Inc.                                                     678          23,391
Consolidated Natural Gas Co.                                                  294          19,092
Constellation Energy Group, Inc.                                              459          13,311
Dominion Resources, Inc.                                                      586          23,000
DTE Energy Co.                                                                445          13,962
Duke Energy Corp.                                                           1,122          56,240
Eastern Enterprises                                                            83           4,767
Edison International                                                        1,066          27,916
Entergy Corp.                                                                 758          19,518
FirstEnergy Corp.*                                                            715          16,222
Florida Progress Corp.                                                        301          12,736
FPL Group, Inc.                                                               550          23,547
GPU, Inc.                                                                     379          11,346
GTE Corp.                                                                   2,983         210,488
New Century Energies, Inc.                                                    355          10,783
Niagara Mohawk Power Corp.*                                                   575           8,014
NICOR, Inc.                                                                   144           4,680
Northern States Power Co.                                                     475           9,263
ONEOK, Inc.                                                                    97           2,437
PECO Energy Co.                                                               570          19,808
People's Energy Corp.                                                         109           3,652
PG&E Corp.                                                                  1,179          24,170
Pinnacle West Capital Corp.                                                   260           7,946
PP&L Resources, Inc.                                                          441          10,088
Public Service Enterprise Group, Inc.                                         671          23,359
Reliant Energy, Inc.                                                          908          20,771
SBC Communications, Inc.                                                   10,472         510,510
Sempra Energy                                                                 738          12,823
Southern Co.                                                                2,066          48,551
Texas Utilities Co.                                                           848          30,157
Unicom Corp.                                                                  668          22,378
Williams Cos., Inc. (The)                                                   1,334          40,770
                                                                                   --------------
                                                                                        1,767,035
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $26,691,135)                                                       (99.60%)      37,800,781
                                                                     ------------  --------------

                                                         INTEREST      PAR VALUE         MARKET
ISSUER, DESCRIPTION                                        RATE     (000s OMITTED)        VALUE
-------------------                                      --------    ------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.38%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99, due 01-03-00 (Secured by
U.S. Treasury Notes, 4.000% due
10-31-00 and U.S. Treasury Bond,
7.625% due 11-15-22) - Note B                              2.49%            $145         $145,000
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (0.38%)         145,000
                                                                         -------   --------------
TOTAL INVESTMENTS                                                        (99.98%)      37,945,781
                                                                         -------   --------------
OTHER ASSETS AND LIABILITIES, NET                                         (0.02%)           7,435
                                                                         -------   --------------
TOTAL NET ASSETS                                                        (100.00%)     $37,953,216
                                                                         =======   ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. International Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. International
Fund on December 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Australia (2.05%)
Capral Aluminium, Ltd. (Metal)                                              9,459         $12,171
National Australia Bank, Ltd.
(Banks - Foreign)                                                           1,416          21,660
National Foods, Ltd. (Food)                                                 5,892          10,367
News Corp., Ltd. (The), American Depositary Receipt
(ADR) (Media)                                                               2,177          83,270
Qantas Airways, Ltd. (Airlines)                                             5,712          14,250
Telstra Corp., Ltd.
(Telecommunications)                                                        5,008          27,223
WMC, Ltd. (Metal)                                                           4,196          23,139
                                                                                   --------------
                                                                                          192,080
                                                                                   --------------
Belgium (0.00%)
Fortis (B) (Diversified Financial
Services)                                                                     378               4
                                                                                   --------------
Canada (5.14%)
Barrick Gold Corp. (Mining)                                                 2,950          52,178
Bombardier, Inc. (Diversified
Operations)                                                                10,034         206,102
Nortel Networks Corp.
(Telecommunications)                                                        1,192         120,439
Petro-Canada (Oil & Gas)                                                    7,326         103,787
                                                                                   --------------
                                                                                          482,506
                                                                                   --------------
China (0.20%)
Yanzhou Coal Mining Co., Ltd.
(Metal)                                                                    69,000          19,084
                                                                                   --------------
                                                                                           19,084
                                                                                   --------------
Finland (3.00%)
Merita Plc (Banks - Foreign)*                                               3,342          19,661
Nokia AB (Telecommunications)                                               1,441         261,286
                                                                                   --------------
                                                                                          280,947
                                                                                   --------------
France (10.07%)
Alcatel SA (Telecommunications)                                               549         126,092
Axa SA (Insurance)                                                            269          37,503
Bouygues SA (Building)                                                        159         101,066
Carrefour SA (Retail)                                                         704         129,850
France Telecom SA
(Telecommunications)                                                          499          66,000
Legrand SA (Electronics)                                                       65          15,472
L'Oreal SA (Cosmetics & Personal
Care)                                                                          29          23,268
Pinault-Printemps-Redoute SA
(Retail)                                                                      170          44,867
PSA Peugeot Citroen SA
(Automobile/Trucks)                                                           183          41,551
Schneider Electric SA (Machinery)                                             274          21,515
Suez Lyonnaise des Eaux SA
(Diversified Operations)                                                      416          66,672
Total Fina SA-B (Oil & Gas)                                                 1,237         165,107
Valeo SA (Automobile/Trucks)                                                  266          20,525
Vivendi SA (Diversified Operations)                                           941          84,981
                                                                                   --------------
                                                                                          944,469
                                                                                   --------------
Germany (6.68%)
Allianz AG (Insurance)                                                        323         108,512
Bayerische Hypo- und Vereinsbank AG
(Banks - Foreign)                                                             832          56,824
Bayerische Motoren Werke (BMW) AG
(Automobile/Trucks)                                                           691          21,091
DaimlerChrysler AG
(Automobile/Trucks)                                                           665          51,715
Deutsche Telekom AG
(Telecommunications)                                                          636          45,296
Fresenius AG (Medical)                                                        133          19,427
Mannesmann AG (Machinery)                                                     743         179,256
SAP AG (Computers)                                                             80          39,408
Siemens AG (Diversified Operations)                                           636          80,917
VEBA AG (Diversified Operations)                                              493          23,962
                                                                                   --------------
                                                                                          626,408
                                                                                   --------------
Hong Kong (2.23%)
Aeon Credit Service Co., Ltd.
(Finance)                                                                  34,000          13,996
Cable & Wireless HKT, Ltd.
(Telecommunications)                                                        7,126          20,580
Cheung Kong Holdings, Ltd. (Real
Estate Operations)                                                          4,000          50,685
China Resources Enterprises, Ltd.
(Real Estate Operations)                                                   16,000          25,626
Guoco Group, Ltd. (Finance)                                                 7,000          21,342
HSBC Holdings Plc (Banks - Foreign)                                         2,981          41,800
JCG Holdings, Ltd. (Diversified
Financial Services)                                                        40,000          22,512
Shandong International Power Development Co. Ltd.
(Electric-Generation)*                                                     90,000          12,736
                                                                                   --------------
                                                                                          209,277
                                                                                   --------------
Indonesia (0.18%)
PT Bank Internasional Indonesia
(Banks - Foreign)                                                         712,500          15,295
PT Bank Negara Indonesia (Banks - Foreign)                                 28,000           1,202
                                                                                   --------------
                                                                                           16,497
                                                                                   --------------
Ireland (1.65%)
Allied Irish Banks Plc (ADR) (Banks - Foreign)                              3,774          79,726
CRH Plc (Building)                                                          3,452          74,590
                                                                                   --------------
                                                                                          154,316
                                                                                   --------------
Italy (2.25%)
Assicurazioni Generali SpA
(Insurance)                                                                   897          29,638
ENI SpA (Oil & Gas)                                                         3,500          19,250
Telecom Italia Mobile SpA
(Telecommunications)                                                       11,593         129,511
Telecom Italia SpA
(Telecommunications)                                                        1,727          24,356
UniCredito Italiano SpA (Banks - Foreign)                                   1,571           7,723
                                                                                   --------------
                                                                                          210,478
                                                                                   --------------
Japan (27.32%)
AIFUL Corp. (Finance)                                                         200          24,469
Bank of Tokyo-Mitsubishi, Ltd.
(Banks - Foreign)                                                          10,000         139,376
Daiwa House Industry Co., Ltd.
(Building)                                                                  3,000          22,316
Denso Corp. (Automobile/Trucks)                                             2,000          47,764
Fuji Heavy Industries, Ltd.
(Automobile/Trucks)                                                         4,000          27,405
Fujitsu, Ltd. (Computers)                                                   4,000         182,441
Fujitsu Systems Construction, Ltd.
(Engineering/R&D Services)                                                  4,000          66,556
Ito-Yokado Co., Ltd. (Retail)                                               1,000         108,642
Marubeni Corp.
(Distribution-Wholesale)                                                   29,000         121,768
NEC Corp. (Electronics)                                                     6,000         142,997
Nikko Securities Co., Ltd. (The)
(Broker Services)                                                          17,000         215,141
Nintendo Co. Ltd. (Toys)                                                      300          49,858
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                           10         171,283
Nomura Securities Co., Ltd. (Broker
Services)                                                                   7,000         126,407
NTT Mobile Communication Network, Inc.
(Telecommunications)                                                            5         192,327
Orix Corp. (Leasing Companies)                                                500         112,655
Sakura Bank, Ltd. (The) (Banks - Foreign)                                   7,000          40,560
Sekisui House, Ltd. (Building)                                              4,000          35,431
Sony Corp. (Electronics)                                                    1,600         474,503
Takeda Chemical Industries, Ltd.
(Medical)                                                                   3,000         148,282
Takefuji Corp. (Finance)                                                      500          62,592
Toyota Motor Corp.
(Automobile/Trucks)                                                         1,000          48,449
                                                                                   --------------
                                                                                        2,561,222
                                                                                   --------------
Mexico (1.05%)
Grupo Televisa SA, Global Depositary Receipt (GDR)
(Media)*                                                                      399          27,232
Telefonos de Mexico SA (ADR)
(Telecommunications)                                                          630          70,875
                                                                                   --------------
                                                                                           98,107
                                                                                   --------------
Netherlands (4.55%)
AEGON NV (Insurance)                                                          533          51,490
Akzo Nobel NV (Chemicals)                                                   1,064          53,377
Dordtsche Petroleum-Industrie Maatschappij NV
(Diversified Operations)                                                    2,079         107,437
Fortis (NL) NV (Diversified
Financial Services)                                                         1,602          57,692
ING Groep NV (Banks - Foreign)                                              1,050          63,400
Koninklijke Numico NV (Food)                                                  411          15,335
Randstad Holding NV
(Business Services - Human
Resources)                                                                    353          16,997
VNU NV (Publishing-Newspapers)                                                488          25,651
Wolters Kluwer NV
(Publishing-Periodicals)                                                    1,027          34,761
                                                                                   --------------
                                                                                          426,140
                                                                                   --------------
Norway (0.22%)
Tomra Systems ASA (Recycling)*                                              1,238          21,026
                                                                                   --------------
South Korea (2.01%)
Hanvit Bank (Banks - Foreign)                                               2,500           8,454
Kookmin Bank (Banks - Foreign)                                                690          10,816
Korea Telecom Corp.
(Telecommunications)                                                          400          63,056
Samsung Electronics Co.
(Electronics)                                                                 400          93,703
Shinhan Bank (Banks - Foreign)                                              1,120          12,132
                                                                                   --------------
                                                                                          188,161
                                                                                   --------------
Spain (2.81%)
Banco Santander Central Hispano, SA
(Banks - Foreign)                                                           5,224          59,149
Centros Comerciales Pryca, SA
(Retail)                                                                      867          13,625
Endesa SA (Utilities)                                                       1,823          36,195
Telefonica SA (Telecommunications)*                                         6,178         154,340
                                                                                   --------------
                                                                                          263,309
                                                                                   --------------
Sweden (1.08%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                                          786          50,528
Skandia Forsakrings AB (Insurance)                                          1,691          51,074
                                                                                   --------------
                                                                                          101,602
                                                                                   --------------
Switzerland (4.46%)
Adecco SA (Business Services - Misc.)                                         114          88,777
Credit Suisse Group (Banks - Foreign)                                          91          18,088
Nestle SA (Food)                                                               38          69,614
Novartis AG (Medical)                                                          70         102,782
Roche Holding AG (Medical)                                                      6          71,218
Zurich Allied AG (Insurance)                                                  119          67,859
                                                                                   --------------
                                                                                          418,338
                                                                                   --------------
Taiwan (1.29%)
China Steel Corp. (GDR) (Steel)                                             1,423          21,309
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)
(Electronics)*                                                              2,217          99,765
                                                                                   --------------
                                                                                          121,074
                                                                                   --------------
Thailand (0.28%)
Golden Land Property Development Pcl
(Real Estate Operations)*                                                  60,000          21,904
Land & Houses Public Co., Ltd
(Real Estate Development)                                                   4,900           4,651
                                                                                   --------------
                                                                                           26,555
                                                                                   --------------
United Kingdom (14.34%)
Bank of Scotland (Banks - Foreign)*                                         2,992          34,749
Barclay's Plc (Banks - Foreign)                                             2,146          61,668
BP Amoco Plc (Oil & Gas)                                                   19,959         201,473
British Telecommunications Plc
(Telecommunications)                                                        6,771         164,058
Cadbury Schweppes Plc (Food)                                                4,336          26,125
Carlton Communications Plc
(Television)                                                                6,963          67,821
Compass Group Plc (Food)                                                    3,737          51,309
Dixons Group Plc (Retail)                                                   1,921          46,235
Glaxo Wellcome Plc (Medical)                                                2,703          76,582
Invensys Plc (Diversified
Operations)                                                                 7,200          38,067
Kingfisher Plc (Retail)                                                     5,675          62,976
Lloyds TSB Group Plc (Banks - Foreign)                                      9,507         118,093
Misys Plc (Computers)                                                       1,835          28,485
Pearson Plc (Media)                                                         1,619          52,696
SEMA Group Plc (Computers)                                                  1,309          23,470
SmithKline Beecham Plc (Medical)                                            8,203         104,015
Smiths Industries Plc
(Manufacturing)                                                             2,444          36,517
Unilever Plc (Food)                                                         8,660          63,648
Vodafone Group Plc
(Telecommunications)                                                       17,269          86,080
                                                                                   --------------
                                                                                        1,344,067
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $6,322,532)                                                         (92.86%)      8,705,667
                                                                   --------------  --------------

                                                         INTEREST      PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.09%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99, due 01-03-00 (Secured by
U.S. Treasury Notes, 4.000%, due
10-31-00 and U.S. Treasury Bond,
7.625%, due 11-15-22) - Note B                             2.49%            $477          477,000
                                                                                   --------------
Cash Equivalents (3.57%)
Navigator Securities Lending Prime Portfolio**                               335          334,763
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (8.66%)         811,763
                                                                         -------   --------------
TOTAL INVESTMENTS                                                       (101.52%)       9,517,430
                                                                         -------   --------------
OTHER ASSETS AND LIABILITIES, NET                                         (1.52%)        (142,817)
                                                                         -------   --------------
TOTAL NET ASSETS                                                        (100.00%)      $9,374,613
                                                                         =======   ==============

 * Non-income producing security.

** Represents investment of security lending collateral - Note B.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



Industry Diversification (Unaudited)
-------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at December 31, 1999 assigned to the various investment categories.

                                                 MARKET VALUE AS A %
INVESTMENT CATEGORIES                            OF FUND NET ASSETS
---------------------                            ------------------
Airlines                                                0.15%
Automobile/Trucks                                       2.75
Banks - Foreign                                         8.64
Broker Services                                         3.64
Building                                                2.49
Business Services - Human Resources                     0.95
Business Services - Misc.                               0.18
Chemicals                                               0.57
Computers                                               2.92
Cosmetics & Personal Care                               0.25
Distribution - Wholesale                                1.30
Diversified Financial Services                          0.86
Diversified Operations                                  6.49
Electric - Generation                                   0.14
Electronics                                             8.82
Engineering/R&D Services                                0.71
Finance                                                 1.31
Food                                                    2.52
Insurance                                               3.69
Leasing Companies                                       1.20
Machinery                                               2.14
Manufacturing                                           0.39
Media                                                   1.74
Medical                                                 5.57
Metal                                                   0.58
Mining                                                  0.56
Oil & Gas                                               5.22
Publishing - Newspapers                                 0.27
Publishing - Periodicals                                0.37
Real Estate Development                                 0.05
Real Estate Operations                                  1.05
Recycling                                               0.22
Retail                                                  4.33
Steel                                                   0.23
Telecommunications                                     18.92
Television                                              0.72
Toys                                                    0.53
Utilities                                               0.39
Short-Term Investments                                  8.66
                                                      ------
                             TOTAL INVESTMENTS        101.52%
                                                      ======

See notes to financial statements.



John Hancock Funds - Declaration Trust - V.A. Large Cap Growth Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Large Cap
Growth Fund on December 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (1.85%)
Interpublic Group of Companies, Inc. (The)                                  7,000        $403,813
                                                                                   --------------
Business Services - Misc. (1.21%)
Cendant Corp.*                                                             10,000         265,625
                                                                                   --------------
Computers (24.36%)
America Online, Inc.*                                                       6,200         467,713
BMC Software, Inc.*                                                         7,500         599,531
Cisco Systems, Inc.*                                                        7,100         760,588
Computer Associates International, Inc.                                     9,000         629,438
EMC Corp.*                                                                  4,000         437,000
Gateway, Inc.*                                                              3,000         216,187
Hewlett-Packard Co.                                                         1,500         170,906
International Business Machines Corp.                                       7,000         756,000
Microsoft Corp.*                                                            8,500         992,375
Parametric Technology Corp.*                                               11,000         297,687
                                                                                   --------------
                                                                                        5,327,425
                                                                                   --------------
Cosmetics & Personal Care (1.33%)
Dial Corp. (The)                                                           12,000         291,750
                                                                                   --------------
Diversified Operations (4.51%)
Honeywell International, Inc.                                               9,000         519,188
Tyco International Ltd.                                                    12,000         466,500
                                                                                   --------------
                                                                                          985,688
                                                                                   --------------
Electronics (12.84%)
Applied Materials, Inc.*                                                    5,500         696,781
General Electric Co.                                                        5,000         773,750
Intel Corp.                                                                 8,500         699,656
Motorola, Inc.                                                              2,400         353,400
Solectron Corp.*                                                            3,000         285,375
                                                                                   --------------
                                                                                        2,808,962
                                                                                   --------------
Finance (3.35%)
Citigroup, Inc.                                                             5,850         325,041
MBNA Corp.                                                                 15,000         408,750
                                                                                   --------------
                                                                                          733,791
                                                                                   --------------
Food (1.53%)
Ralston Purina Group                                                       12,000         334,500
                                                                                   --------------
Insurance (2.43%)
American General Corp.                                                      7,000         531,125
                                                                                   --------------
Leisure (1.92%)
Royal Caribbean Cruises Ltd.                                                8,500         419,156
                                                                                   --------------
Media (8.32%)
AMFM, Inc.*                                                                 8,000         626,000
AT&T Corp. - Liberty Media Group*                                           8,000         454,000
Cablevision Systems Corp. (Class A)*                                        5,000         377,500
Infinity Broadcasting Corp. (Class A)*                                     10,000         361,875
                                                                                   --------------
                                                                                        1,819,375
                                                                                   --------------
Medical (4.02%)
Johnson & Johnson                                                           3,000        $279,375
Merck & Co., Inc.                                                           4,000         268,250
Schering-Plough Corp.                                                       3,000         126,562
Warner-Lambert Co.                                                          2,500         204,844
                                                                                   --------------
                                                                                          879,031
                                                                                   --------------
Office (2.21%)
Pitney Bowes, Inc.                                                         10,000         483,125
                                                                                   --------------
Retail (14.10%)
Amazon.com, Inc.*                                                           3,000         228,375
Best Buy Co., Inc.*                                                         8,000         401,500
CVS Corp.                                                                  10,000         399,375
Home Depot, Inc. (The)                                                      6,750         462,797
Kroger Co.*                                                                25,000         471,875
McDonald's Corp.                                                            6,000         241,875
Safeway, Inc.*                                                             15,000         533,437
Staples, Inc.*                                                             10,000         207,500
Wal-Mart Stores, Inc.                                                       2,000         138,250
                                                                                   --------------
                                                                                        3,084,984
                                                                                   --------------
Soap & Cleaning Preparations (2.15%)
Procter & Gamble Co. (The)                                                  4,300         471,119
                                                                                   --------------
Telecommunications (13.12%)
ANTEC Corp.*                                                               10,000         365,000
Bell Atlantic Corp.                                                         7,500         461,719
Corning, Inc.                                                               3,000         386,812
Lucent Technologies, Inc.                                                   8,000         598,500
MCI WorldCom, Inc.*                                                         3,000         159,188
Sprint Corp. (PCS Group)*                                                   5,000         512,500
Tellabs, Inc.*                                                              6,000         385,125
                                                                                   --------------
                                                                                        2,868,844
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $17,686,521)                                                        (99.25%)     21,708,313
                                                                   --------------  --------------

                                                         INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                                        RATE    (000s OMITTED)       VALUE
-------------------                                      --------  --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.31%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond 10.625% due
08-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                    2.49%            $286         $286,000
                                                                                   --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                            691
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (1.31%)         286,691
                                                                         -------   --------------
TOTAL INVESTMENTS                                                       (100.56%)      21,995,004
                                                                         -------   --------------
OTHER ASSETS AND LIABILITIES, NET                                         (0.56%)        (123,072)
                                                                         -------   --------------
TOTAL NET ASSETS                                                        (100.00%)     $21,871,932
                                                                         =======   ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Mid Cap Growth Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Mid Cap Growth
Fund on December 31, 1999. It's divided into three main categories: common stocks, rights and short-term investments. Common stocks and rights are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (2.31%)
DoubleClick, Inc.*                                                            290         $73,388
Interpublic Group of Cos., Inc.
(The)                                                                         580          33,459
Omnicom Group, Inc.                                                           400          40,000
                                                                                   --------------
                                                                                          146,847
                                                                                   --------------
Banks - United States (1.80%)
Comerica, Inc.                                                                340          15,874
First Security Corp.                                                          700          17,872
First Tennessee National Corp.                                                610          17,385
Northern Trust Corp.                                                        1,200          63,600
                                                                                   --------------
                                                                                          114,731
                                                                                   --------------
Chemicals (0.46%)
Rohm & Haas Co.                                                               720          29,295
                                                                                   --------------
Computers (20.23%)
Active Software, Inc.*                                                        320          29,440
Akamai Technologies, Inc.*                                                     70          22,934
BMC Software, Inc.*                                                           460          36,771
Cambridge Technology Partners, Inc.*                                          750          19,687
CMGI, Inc.*                                                                   415         114,903
Computer Sciences Corp.*                                                      580          54,882
DST Systems, Inc.*                                                            420          32,051
Edwards (J.D.) & Co.*                                                       1,720          51,385
Electronics for Imaging, Inc.*                                                510          29,644
EMC Corp.*                                                                    320          34,960
Exodus Communications, Inc.*                                                  690          61,281
Fiserv, Inc.*                                                               1,315          50,381
Foundry Networks, Inc.*                                                        85          25,643
FreeMarkets, Inc.*                                                             25           8,533
Gateway, Inc.*                                                                520          37,473
i2 Technologies, Inc.*                                                        590         115,050
Informix Corp.*                                                             1,100          12,581
Lexmark International Group, Inc.
(Class A)*                                                                    680          61,540
Media Metrix, Inc.*                                                           690          24,667
Mercury Interactive Corp.*                                                    240          25,905
Network Appliance, Inc.*                                                      540          44,854
OpenTV Corp.*                                                                  50           4,013
Parametric Technology Corp.*                                                1,690          45,736
PSINet, Inc.*                                                                 450          27,788
RealNetworks, Inc.*                                                           100          12,031
Rhythms NetConnections, Inc.*                                                 550          17,050
S1 Corp.*                                                                     760          59,375
Unisys Corp.*                                                               1,155          36,888
VA Linux Systems, Inc.*                                                        50          10,331
VERITAS Software Corp.*                                                       485          69,416
VerticalNet, Inc.*                                                            440          72,160
Viant Corp.*                                                                  100           9,900
Whittman-Hart, Inc.*                                                          370          19,841
Williams Communications Group, Inc.*                                          270           7,813
                                                                                   --------------
                                                                                        1,286,907
                                                                                   --------------
Cosmetics & Personal Care (1.05%)
Dial Corp. (The)                                                            1,640          39,873
Estee Lauder Cos., Inc. (The)
(Class A)                                                                     540          27,236
                                                                                   --------------
                                                                                           67,109
                                                                                   --------------
Diversified Operations (0.77%)
Mitsubishi Corp., American Depositary Receipts
(ADR) (Japan)                                                               3,172          48,902
                                                                                   --------------
Electronics (16.76%)
Altera Corp.*                                                                 785          38,907
Amphenol Corp. (Class A)*                                                     520          34,612
Analog Devices, Inc.*                                                         440          40,920
Applied Materials, Inc.*                                                      255          32,305
ASM Lithography Holding N.V.
(Netherlands)*                                                                470          53,463
Atmel Corp.*                                                                1,320          39,022
Broadcom Corp. (Class A)*                                                     210          57,199
Conexant Systems, Inc.*                                                       830          55,091
Flextronics International Ltd.*                                               740          34,040
Jabil Circuit, Inc.*                                                          740          54,020
KLA-Tencor Corp.*                                                             450          50,119
Linear Technology Corp.                                                       640          45,800
Maxim Integrated Products, Inc.*                                            1,080          50,963
Novellus Systems, Inc.*                                                       275          33,696
Oak Industries, Inc.*                                                         920          97,635
Sanmina Corp.*                                                                325          32,459
Solectron Corp.*                                                              320          30,440
STMicroelectronics N.V.
(Netherlands)                                                                 390          59,061
Teradyne, Inc.*                                                               950          62,700
Vitesse Semiconductor Corp.*                                                  860          45,096
Waters Corp.*                                                               1,280          67,840
Xilinx, Inc.*                                                               1,120          50,925
                                                                                   --------------
                                                                                        1,066,313
                                                                                   --------------
Fiber Optics (0.31%)
Sycamore Networks, Inc.*                                                       65          20,020
                                                                                   --------------
Finance (1.46%)
Capital One Financial Corp.                                                   510          24,576
Concord EFS, Inc.*                                                          1,470          37,853
NextCard, Inc.*                                                               450          12,994
Providian Financial Corp.                                                     190          17,302
                                                                                   --------------
                                                                                           92,725
                                                                                   --------------
Insurance (2.49%)
Ace, Ltd. (Bermuda)                                                         1,625          27,117
AFLAC, Inc.                                                                   470          22,178
Lincoln National Corp.                                                        350          14,000
MBIA, Inc.                                                                    350          18,484
Protective Life Corp.                                                         500          15,906
Reinsurance Group of America, Inc.                                          1,332          36,963
ReliaStar Financial Corp.                                                     610          23,904
                                                                                   --------------
                                                                                          158,552
                                                                                   --------------
Linen Supply & Related (0.35%)
Cintas Corp.                                                                  420          22,312
                                                                                   --------------
Machinery (0.43%)
SPX Corp.*                                                                    340          27,476
                                                                                   --------------
Media (9.66%)
Adelphia Communications Corp.
(Class A)*                                                                    480          31,500
AMFM, Inc.*                                                                   590          46,167
Charter Communications, Inc. (Class A)*                                       600          13,125
Cox Radio, Inc. (Class A)*                                                    660          65,835
Cumulus Media, Inc. (Class A)*                                                610          30,957
Emmis Communications Corp. (Class A)*                                         260          32,407
Entercom Communications Corp.*                                                935          61,710
Hispanic Broadcasting Corp.*                                                  390          35,965
Infinity Broadcasting Corp. (Class A)*                                      1,521          55,041
Insight Communications Co., Inc.*                                             630          18,664
Radio One, Inc.*                                                              770          70,840
Spanish Broadcasting System, Inc.
(Class A)*                                                                  1,050          42,263
Telewest Communications Plc (ADR)
(United Kingdom)*                                                             844          46,631
Univision Communications, Inc.
(Class A)*                                                                    290          29,634
Wink Communications, Inc.*                                                    560          33,635
                                                                                   --------------
                                                                                          614,374
                                                                                   --------------
Medical (3.44%)
Allergan, Inc.                                                                480          23,880
Biogen, Inc.*                                                                 580          49,010
Express Scripts, Inc. (Class A)*                                              405          25,920
Forest Laboratories, Inc.*                                                    360          22,118
Genzyme Corp.*                                                                445          20,025
Health Management Associates, Inc.
(Class A)*                                                                  1,800          24,075
Immunex Corp.*                                                                270          29,565
Wellpoint Health Networks, Inc.*                                              370          24,397
                                                                                   --------------
                                                                                          218,990
                                                                                   --------------
Office (0.47%)
Avery Dennison Corp.                                                          410          29,879
                                                                                   --------------
Oil & Gas (1.55%)
Apache Corp.                                                                  480          17,730
BJ Services Co.*                                                              610          25,506
Burlington Resources, Inc.                                                    320          10,580
Cooper Cameron Corp.*                                                         280          13,702
Noble Affiliates, Inc.                                                        420           9,004
R&B Falcon Corp.*                                                           1,670          22,128
                                                                                   --------------
                                                                                           98,650
                                                                                   --------------
Paper & Paper Products (1.14%)
Bowater, Inc.                                                                 500          27,156
Fort James Corp.                                                            1,660          45,442
                                                                                   --------------
                                                                                           72,598
                                                                                   --------------
Retail (3.47%)
Amazon.com, Inc.*                                                             280          21,315
Best Buy Co., Inc.*                                                           570          28,607
Circuit City Stores-Circuit City
Group                                                                       1,225          55,202
Kohl's Corp.*                                                                 300          21,656
SYSCO Corp.                                                                   440          17,408
Tandy Corp.                                                                 1,400          68,863
TJX Cos., Inc.                                                                370           7,562
                                                                                   --------------
                                                                                          220,613
                                                                                   --------------
Steel (0.56%)
Nucor Corp.                                                                   650          35,628
                                                                                   --------------
Telecommunications (21.30%)
Adelphia Business Solutions, Inc.*                                            450          21,600
Allegiance Telecom, Inc.*                                                     630          58,117
American Tower Corp. (Class A)*                                               960          29,340
ANTEC Corp.*                                                                2,080          75,920
COLT Telecom Group Plc (ADR)
(United Kingdom)*                                                             360          73,440
Comverse Technology, Inc.*                                                    540          78,165
Crown Castle International Corp.*                                           1,100          35,337
Global Crossing Ltd. (Bermuda)*                                             1,863          93,150
Global TeleSystems Group, Inc.*                                             1,180          40,857
i-CABLE Communications Ltd. (ADR)
(Hong Kong)*                                                                1,250          31,328
ICG Communications, Inc.*                                                   1,025          19,219
Intermedia Communications, Inc.*                                              560          21,735
Jazztel Plc (ADR) (United Kingdom)*                                            24           1,563
McLeodUSA Inc. (Class A)*                                                   1,660          97,732
Metromedia Fiber Network, Inc.
(Class A)*                                                                    710          34,036
Nextel Communications, Inc. (Class A)*                                        660          68,063
NEXTLINK Communications, Inc.
(Class A)*                                                                    930          77,248
NTL, Inc.*                                                                    250          31,187
Omnipoint Corp.*                                                              970         117,006
QUALCOMM, Inc.*                                                               400          70,450
RCN Corp.*                                                                    520          25,220
Scientific-Atlanta, Inc.                                                      370          20,581
TALK.com, Inc.*                                                             1,470          26,093
TeleCorp PCS, Inc.*                                                           100           3,800
Teligent, Inc. (Class A)*                                                     170          10,498
Time Warner Telecom, Inc. (Class A)*                                          300          14,981
Tritel, Inc.*                                                                 230           7,288
UnitedGlobalCom, Inc. (Class A)*                                              880          62,150
Versatel Telecom International N.V. (ADR)
(Netherlands)*                                                                700          24,456
VoiceStream Wireless Corp.*                                                   380          54,079
WinStar Communications, Inc.*                                                 410          30,853
                                                                                   --------------
                                                                                        1,355,492
                                                                                   --------------
Utilities (0.38%)
Montana Power Co.                                                             670          24,162
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $3,914,727)                                                       (90.39%)        5,751,575
                                                                  --------------   --------------
RIGHTS
Telecommunications (0.00%)
TALK.com, Inc.*                                                                33              --
                                                                                   --------------
TOTAL RIGHTS
(Cost $0)                                                                 (0.00%)              --
                                                                  --------------   --------------
TOTAL COMMON STOCKS AND RIGHTS
(Cost $3,914,727)                                                        (90.39%)       5,751,575
                                                                  --------------   --------------

                                                         INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                                        RATE    (000s OMITTED)       VALUE
-------------------                                      --------  --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.75%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond, 10.625% due
08-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                    2.49%            $620         $620,000
                                                                                   --------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                            832
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (9.76%)         620,832
                                                                         -------   --------------
TOTAL INVESTMENTS                                                       (100.15%)       6,372,407
                                                                         -------   --------------
OTHER ASSETS AND LIABILITIES, NET                                         (0.15%)          (9,607)
                                                                         -------   --------------
TOTAL NET ASSETS                                                        (100.00%)      $6,362,800
                                                                         =======   ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration
December 31, 1999 (Unaudited)
-----------------------------------------------------------------------
The V.A. Mid Cap Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1999 assigned to country categories.

                                                 MARKET VALUE AS A %
COUNTRY DIVERSIFICATION                          OF FUND NET ASSETS
-----------------------                          ------------------
Bermuda                                                 1.89%
Hong Kong                                               0.49
Japan                                                   0.77
Netherlands                                             2.15
United Kingdom                                          1.91
                                                      ------
                             TOTAL INVESTMENTS        100.15%
                                                      ======

See notes to financial statements.



John Hancock Funds - Declaration Trust - V.A. Regional Bank Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank
Fund on December 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Superregional Banks (3.78%)
Mellon Financial Corp. (PA)                                                 6,000        $204,375
PNC Bank Corp. (PA)                                                         5,000         222,500
U.S. Bancorp (MN)                                                          10,000         238,125
Wells Fargo Co. (CA)                                                        2,500         101,094
                                                                                   --------------
                                                                                          766,094
                                                                                   --------------
Banks - United States (88.26%)
BancFirst Corp. (OK)                                                        9,400         319,012
BancorpSouth, Inc. (MS)                                                    12,450         203,091
BancWest Corp. (HI)                                                        33,300         649,350
Bank of the Ozarks, Inc. (AR)                                              15,350         299,325
Cascade Bancorp (OR)                                                       35,260         440,750
CCB Financial Corp. (NC)                                                    7,700         335,431
Centennial Bancorp.* (OR)                                                  25,375         272,781
Centura Banks, Inc. (NC)                                                    8,325         367,341
Chittenden Corp. (VT)                                                      11,000         325,875
Citizens Banking Corp. (MI)                                                14,621         327,145
City National Corp. (CA)                                                   16,200         533,588
Colonial BancGroup, Inc. (AL)                                              15,000         155,625
Columbia Bancorp. (OR)                                                     13,500          96,187
Comerica, Inc. (MI)                                                        13,400         625,612
Commerce Bancshares, Inc. (MO)                                             22,762         771,063
Community First Bankshares, Inc.  (ND)                                     11,450         180,337
Compass Bancshares, Inc. (AL)                                               8,000         178,500
Cullen/Frost Bankers., Inc. (TX)                                           27,150         699,112
Eldorado Bancshares, Inc.* (CA)                                            37,000         397,750
Fifth Third Bancorp (OH)                                                    6,895         505,921
Financial Institutions, Inc.* (NY)                                         34,750         421,344
First Security Corp. (UT)                                                  11,000         280,844
First Tennessee National Corp. (TN)                                        15,000         427,500
First Virginia Banks, Inc. (VA)                                             2,750         118,250
FirstMerit Corp. (OH)                                                      25,300         581,900
Independent Bank Corp. (MI)                                                21,750         318,094
Lamar Capital Corp. (MS)                                                   21,000         233,625
M & T Bank Corp. (NY)                                                       1,800         745,650
Marshall & Ilsley Corp. (WI)                                                4,000         251,250
Mercantile Bankshares Corp. (MD)                                           14,000         447,125
Mid-State Bancshares (CA)                                                  25,000         796,875
Mississippi Valley Bancshares, Inc.  (MO)                                   9,850         265,950
National Commerce Bancorp. (TN)                                            18,000         408,375
North Fork Bancorp., Inc. (NY)                                              8,750         153,125
Northrim Bank (AK)                                                         15,900         158,006
Pacific Capital Bancorp. (CA)                                              15,000         461,250
Prosperity Banchares, Inc. (TX)                                            26,000         416,000
Security Bank Holding Co. (OR)                                             12,862          72,349
Sky Financial Group, Inc. (OH)                                             16,369         329,426
Southwest Bancorp. of Texas, Inc.*  (TX)                                   12,000         237,750
Sterling Bancshares, Inc. (TX)                                             19,300         215,919
Summit Bancshares, Inc. (TX)                                               14,800         273,800
TCF Financial Corp. (MN)                                                    4,500         111,937
Texas Regional Bancshares, Inc.
(Class A) (TX)                                                              8,500         246,500
Umpqua Holdings Corp. (OR)                                                 20,000         185,000
UnionBanCal Corp. (CA)                                                      5,500         216,906
Vail Banks, Inc.* (CO)                                                     21,850         215,769
Valley National Bancorp. (NJ)                                              28,000         784,000
Whitney Holding Corp. (LA)                                                  4,800         177,900
Wilmington Trust Corp. (DE)                                                 8,000         386,000
Yardville National Bancorp. (NJ)                                           25,000         290,625
                                                                                   --------------
                                                                                       17,912,840
                                                                                   --------------
Thrifts (4.14%)
Charter One Financial, Inc. (OH)                                           16,279         311,336
First Financial Holdings, Inc. (SC)                                        14,800         236,800
InterWest Bancorp., Inc. (WA)                                               6,387         122,950
Warren Bancorp., Inc. (MA)                                                 22,500         168,750
                                                                                   --------------
                                                                                          839,836
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $21,491,150)                                                        (96.18%)     19,518,770
                                                                   --------------  --------------

                                                         INTEREST     PAR VALUE
                                                           RATE    (000s OMITTED)
                                                         --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.56%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond 10.625% due
08-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                    2.49%            $926         $926,000
                                                                                   --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                            750
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                              (4.56%)         926,750
                                                                         -------   --------------
TOTAL INVESTMENTS                                                       (100.74%)      20,445,520
                                                                         -------   --------------
OTHER ASSETS AND LIABILITIES, NET                                         (0.74%)        (150,425)
                                                                         -------   --------------
TOTAL NET ASSETS                                                        (100.00%)     $20,295,095
                                                                         =======   ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Small Cap Growth Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Small Cap
Growth Fund on December 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (2.53%)
24/7 Media, Inc.*                                                           1,500         $84,375
Catalina Marketing Corp.*                                                     800          92,600
Cybergold, Inc.*                                                            8,550         151,228
Getty Images, Inc.*                                                         4,100         200,387
                                                                                   --------------
                                                                                          528,590
                                                                                   --------------
Automobile/Trucks (0.94%)
Gentex Corp.*                                                               2,800          77,700
Monaco Coach Corp.*                                                         4,600         117,588
                                                                                   --------------
                                                                                          195,288
                                                                                   --------------
Banks - United States (0.61%)
Greater Bay Bancorp.                                                        2,950         126,481
                                                                                   --------------
Beverages (0.31%)
Beringer Wine Estates Holdings, Inc. (Class B)*                             1,600          63,800
                                                                                   --------------
Broker Services (0.69%)
Raymond James Financial, Inc.                                               2,150          40,178
Web Street, Inc.*                                                           8,350         103,331
                                                                                   --------------
                                                                                          143,509
                                                                                   --------------
Business Services - Misc. (7.51%)
Charles River Associates, Inc.*                                             3,550         118,925
Chemdex Corp.*                                                              1,350         149,850
Corporate Executive Board Co.
(The)*                                                                      2,550         142,481
FactSet Research Systems, Inc.                                              1,550         123,419
Forrester Research, Inc.*                                                   3,000         206,625
InsWeb Corp.*                                                               4,250         108,641
Interim Services, Inc.*                                                     4,200         103,950
Jupiter Communications, Inc.*                                               3,050          92,263
Management Network Group, Inc.
(The)*                                                                        400          13,050
MedQuist, Inc.*                                                             1,050          27,103
META Group, Inc.*                                                           5,450         103,550
Modem Media.Poppe Tyson, Inc.*                                              1,950         137,231
On Assignment, Inc.*                                                        2,900          86,638
Profit Recovery Group
International, Inc. (The)*                                                  1,800          47,813
Quanta Services, Inc.*                                                      3,750         105,938
                                                                                   --------------
                                                                                        1,567,477
                                                                                   --------------
Computer Service (6.47%)
Advent Software, Inc.*                                                      1,450          93,434
Dendrite International, Inc.*                                               3,375         114,328
Digital Impact, Inc.*                                                          50           2,506
IntraNet Solutions, Inc.*                                                   3,250         120,250
Lifeminders.com, Inc.*                                                      1,850         106,838
Media Metrix, Inc.*                                                         3,050         109,037
Mediaplex, Inc.*                                                            2,700         169,425
Multex.com, Inc.*                                                           3,750         141,094
NetRatings, Inc.*                                                           1,550          74,594
Official Payments Corp.*                                                    2,750         143,000
SportsLine USA, Inc.*                                                       2,450         122,806
TheStreet.com, Inc.*                                                        5,350         102,653
VerticalNet, Inc.*                                                            300          49,200
                                                                                   --------------
                                                                                        1,349,165
                                                                                   --------------

Computer Software (21.03%)
Accrue Software, Inc.*                                                      3,300         178,612
Aspect Development, Inc.*                                                   1,950         133,575
Aspen Technology, Inc.*                                                     8,400         222,075
Be Free, Inc.*                                                              2,850         204,844
BindView Development Corp.*                                                 4,450         221,109
Broadbase Software, Inc.*                                                   1,850         208,125
BSQUARE Corp.*                                                              2,250          94,359
C-bridge Internet Solutions, Inc.*                                             50           2,431
Clarus Corp.*                                                               2,900         191,400
Cognizant Technology Solutions Corp.*                                       2,250         245,953
Commtouch Software, Ltd. (Israel)*                                          3,050         148,116
Data Return Corp.*                                                          4,650         248,775
Digex, Inc.*                                                                2,600         178,750
Digimarc Corp.*                                                               250          12,500
Diversinet Corp. (Canada)*                                                  7,550         166,100
Fundtech Ltd. (Israel)*                                                     4,650          95,325
iManage, Inc.*                                                              2,650          85,131
Insight Enterprises, Inc.*                                                  2,900         117,812
Interwoven, Inc.*                                                             500          60,813
JDA Software Group, Inc.*                                                   5,600          91,700
Level 8 Systems, Inc.*                                                      2,100          72,581
Micromuse, Inc.*                                                            1,000         170,000
Net Perceptions, Inc.*                                                      3,600         151,200
Packeteer, Inc.*                                                            2,100         149,100
pcOrder.com, Inc.*                                                          2,100         107,100
Predictive Systems, Inc.*                                                   2,000         131,000
Prodigy Communications Corp.*                                               4,950          95,906
ScanSource, Inc.*                                                           3,400         137,913
Secure Computing Corp.*                                                     9,250         116,203
WebTrends Corp.*                                                            1,700         137,700
Whittman-Hart, Inc.*                                                        2,200         117,975
Wind River Systems, Inc.*                                                   2,550          93,394
                                                                                   --------------
                                                                                        4,387,577
                                                                                   --------------
Electronics (13.82%)
Alpha Industries, Inc.                                                      1,300          74,506
Apex, Inc.*                                                                 5,000         161,250
ATMI, Inc.*                                                                 3,100         102,494
Caliper Technologies Corp.*                                                   200          13,350
Concord Communications, Inc.*                                               1,950          86,531
Credence Systems Corp.*                                                     1,850         160,025
CVC, Inc.*                                                                  7,700          74,113
DuPont Photomasks, Inc.*                                                    2,350         113,387
GlobeSpan, Inc.*                                                              550          35,819
Immersion Corp.*                                                            3,150         120,881
JNI Corp.*                                                                    650          42,900
Maxtor Corp.*                                                              13,300          96,425
Metalink Ltd. (Israel)*                                                     2,700          55,013
Micrel, Inc.*                                                               1,050          59,784
National Computer Systems, Inc.                                             3,200         120,400
National Instruments Corp.*                                                 2,450          93,713
Novellus Systems, Inc.*                                                       650          79,645
Orckit Communications Ltd.
(Israel)*                                                                   3,650         125,241
Paradyne Networks, Inc.*                                                    3,100          84,475
PLX Technology, Inc.*                                                       8,350         158,128
Powerwave Technologies, Inc.*                                               2,450         143,019
PRI Automation, Inc.*                                                       1,950         130,894
Qlogic Corp.*                                                                 700         111,912
Quantum Corp., Hard Disk Drive
Group*                                                                      8,700          60,356
Rudolph Technologies, Inc.*                                                   900          30,150
Sage, Inc.*                                                                 3,400          65,875
SCM Microsystems, Inc.*                                                     1,500          95,906
Semtech Corp.*                                                              2,900         151,162
Vicor Corp.*                                                                3,900         157,950
Virata Corp.*                                                                 400          11,950
Visual Networks, Inc.*                                                        850          67,363
                                                                                   --------------
                                                                                        2,884,617
                                                                                   --------------
Engineering/R&D Services (0.09%)
Symyx Technologies, Inc.*                                                     600          18,000
                                                                                   --------------
Finance (1.80%)
Affiliated Managers Group, Inc.*                                            2,050          82,897
Medallion Financial Corp.                                                   3,500          62,781
Metris Cos., Inc.                                                           2,650          94,572
NextCard, Inc.*                                                             2,950          85,181
S1 Corp.*                                                                     650          50,781
                                                                                   --------------
                                                                                          376,212
                                                                                   --------------
Food (0.50%)
American Italian Pasta Co. (Class A)*                                       3,400         104,550
                                                                                   --------------
Leisure (1.80%)
Cinar Films, Inc. (Class B)
(Canada)*                                                                   6,100         149,450
Imax Corp. (Canada)*                                                        5,600         153,300
Premier Parks, Inc.*                                                        2,500          72,188
                                                                                   --------------
                                                                                          374,938
                                                                                   --------------
Machinery (0.38%)
Terex Corp.*                                                                2,900          80,475
                                                                                   --------------
Media (10.51%)
Ackerley Group, Inc. (The)                                                  5,500          99,688
Acme Communications, Inc.*                                                  3,700         123,025
Citadel Communications Corp.*                                               2,500         162,187
Classic Communications, Inc. (Class A)*                                     2,750         100,547
Cumulus Media, Inc. (Class A)*                                              3,400         172,550
Entercom Communications Corp.*                                              1,500          99,000
Hispanic Broadcasting Corp.*                                                  500          46,109
Martha Stewart Living Omnimedia, Inc. (Class A)*                            3,050          73,200
Network Event Theater, Inc.*                                                5,900         175,525
Pegasus Communications Corp.*                                               2,500         244,375
Radio One, Inc.*                                                            2,000         184,000
Radio Unica Corp.*                                                          4,100         118,387
TiVo, Inc.*                                                                 3,250         109,687
Westwood One, Inc.*                                                         2,250         171,000
Wink Communications, Inc.*                                                  2,850         171,178
XM Satellite Radio Holdings, Inc.
(Class A)*                                                                  3,750         142,969
                                                                                   --------------
                                                                                        2,193,427
                                                                                   --------------
Medical (6.80%)
Alkermes, Inc.*                                                             3,100         152,287
Alpharma, Inc. (Class A)                                                    3,300         101,475
CV Therapeutics, Inc.*                                                      6,200         161,588
Cytyc Corp.*                                                                2,750         167,922
Human Genome Sciences, Inc.*                                                  800         122,100
IDEC Pharmaceuticals Corp.*                                                 1,100         108,075
Interpore International, Inc.*                                             15,250         120,094
King Pharmaceuticals, Inc.*                                                 3,300         185,006
Pharmacopeia, Inc.*                                                         2,900          65,613
Pharmacyclics, Inc.*                                                        2,850         117,562
Triangle Pharmaceuticals, Inc.*                                             5,550          71,109
Tularik, Inc.*                                                              1,450          46,944
                                                                                   --------------
                                                                                        1,419,775
                                                                                   --------------
Metal (0.88%)
Maverick Tube Corp.*                                                        7,450         183,922
                                                                                   --------------
Oil & Gas (2.60%)
Core Laboratories N.V.
(Netherlands)*                                                              4,300          86,269
Dril-Quip, Inc.*                                                            2,600          78,975
Marine Drilling Cos., Inc.*                                                 6,300         141,356
Newfield Exploration Co.*                                                   3,650          97,638
Pride International, Inc.*                                                  4,600          67,275
Stone Energy Corp.*                                                         2,000          71,250
                                                                                   --------------
                                                                                          542,763
                                                                                   --------------
Retail (7.89%)
99 Cents Only Stores*                                                       3,593         137,432
Applebee's International, Inc.                                              3,550         104,725
Brightpoint, Inc.*                                                         14,450         189,656
Cost Plus, Inc.*                                                            3,350         119,344
CSK Auto Corp.*                                                             4,150          72,625
Duane Reade, Inc.*                                                          4,850         133,678
Ethan Allen Interiors, Inc.                                                 1,800          57,713
Linens 'N Things, Inc.*                                                     4,050         119,981
O'Reilly Automotive, Inc.*                                                  4,600          98,900
Pacific Sunwear of California, Inc.*                                        3,725         119,898
RARE Hospitality International, Inc.*                                       3,250          70,332
RoweCom, Inc.*                                                              2,450         111,169
Tech Data Corp.*                                                            2,300          62,388
Whole Foods Market, Inc.*                                                   2,150          99,706
Wild Oats Markets, Inc.*                                                    6,750         149,766
                                                                                   --------------
                                                                                        1,647,313
                                                                                   --------------
Schools/Education (0.35%)
ITT Educational Services, Inc.*                                             4,750          73,328
                                                                                   --------------
Steel (0.70%)
Lone Star Technologies, Inc.*                                               5,250         146,344
                                                                                   --------------
Telecommunications (7.85%)
AirGate PCS, Inc.*                                                          2,950         155,612
Airnet Communications Corp.*                                                   50           1,819
CoreComm Ltd.*                                                              2,250         133,594
Crown Castle International Corp.*                                           2,800          89,950
Deltathree.com, Inc. (Class A)*                                             1,450          37,338
Efficient Networks, Inc.*                                                   1,850         125,800
Global TeleSystems Group, Inc.*                                             1,400          48,475
Illuminet Holdings, Inc.*                                                   1,850         101,750
Latitude Communications, Inc.*                                              4,250         111,031
Pinnacle Holdings, Inc.*                                                    4,250         180,094
Powertel, Inc.*                                                             1,550         155,581
Rural Cellular Corp. (Class A)*                                             1,900         171,950
Terayon Communication Systems, Inc.*                                        1,750         109,922
US LEC Corp. (Class A)*                                                     3,750         120,937
WinStar Communications, Inc.*                                               1,250          94,063
                                                                                   --------------
                                                                                        1,637,916
                                                                                   --------------
Textile (0.32%)
Cutter & Buck, Inc.*                                                        4,400          66,550
                                                                                   --------------
Transportation (2.26%)
Circle International Group, Inc.                                            4,850         107,912
Eagle USA Airfreight, Inc.*                                                 2,100          90,563
Expeditors International of
Washington, Inc.                                                            2,650         116,103
Forward Air Corp.*                                                          3,600         156,150
                                                                                   --------------
                                                                                          470,728
                                                                                   --------------
Waste Disposal Service & Equip. (0.21%)
Waste Connections, Inc.*                                                    3,000          43,313
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $13,700,474)                                                        (98.85%)     20,626,058
                                                                   --------------  --------------

                                                         INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                                        RATE    (000s OMITTED)       VALUE
-------------------                                      --------  --------------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.26%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond, 10.625% due
08-15-15 and U.S. Treasury Notes,
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                    2.49%             $263        $263,000
                                                                   --------------  --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                            350
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.26%)        263,350
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                        (100.11%)     20,889,408
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.11%)        (22,798)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $20,866,610
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Core Equity Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Core Equity
Fund on December 31, 1999. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Aerospace (4.52%)
General Dynamics Corp.                                                      6,700        $353,425
Goodrich (B.F.) Co. (The)                                                   5,600         154,000
Honeywell International, Inc.                                              14,500         836,469
United Technologies Corp.                                                  10,600         689,000
                                                                                   --------------
                                                                                        2,032,894
                                                                                   --------------
Automobile/Trucks (1.82%)
Borg-Warner Automotive, Inc.                                                2,900         117,450
Ford Motor Co.                                                              8,500         454,219
Lear Corp.*                                                                 4,000         128,000
Meritor Automotive, Inc.                                                    6,200         120,125
                                                                                   --------------
                                                                                          819,794
                                                                                   --------------
Banks - United States (3.60%)
Bank of America Corp.                                                       6,800         341,275
Chase Manhattan Corp.                                                       3,300         256,369
Comerica, Inc.                                                              3,400         158,737
Fifth Third Bancorp                                                         2,400         176,100
First Union Corp.                                                           2,400          78,750
FleetBoston Financial Corp.                                                 9,700         337,681
Wells Fargo Co.                                                             6,700         270,931
                                                                                   --------------
                                                                                        1,619,843
                                                                                   --------------
Beverages (1.16%)
Anheuser-Busch Cos., Inc.                                                   5,900         418,163
PepsiCo, Inc.                                                               3,000         105,750
                                                                                   --------------
                                                                                          523,913
                                                                                   --------------
Building (2.72%)
Black & Decker Corp. (The)                                                  8,500         444,125
Centex Corp.                                                                5,500         135,781
Danaher Corp.                                                               5,700         275,025
Georgia-Pacific Group                                                       3,800         192,850
Willamette Industries, Inc.                                                 3,800         176,463
                                                                                   --------------
                                                                                        1,224,244
                                                                                   --------------
Chemicals (0.27%)
Dow Chemical Co.                                                              900         120,262
                                                                                   --------------
Computers (17.82%)
America Online, Inc.*                                                      12,100         912,794
Cisco Systems, Inc.*                                                       14,100       1,510,462
Compaq Computer Corp.                                                       4,200         113,662
Computer Associates International, Inc.                                     9,600         671,400
Dell Computer Corp.*                                                        9,400         479,400
EMC Corp.*                                                                  1,300         142,025
First Data Corp.                                                            5,400         266,287
Hewlett-Packard Co.                                                         1,000         113,937
International Business Machines Corp.                                       7,000         756,000
Microsoft Corp.*                                                           18,300       2,136,525
Oracle Corp.*                                                               4,300         481,869
Yahoo! Inc.*                                                                1,000         432,687
                                                                                   --------------
                                                                                        8,017,048
                                                                                   --------------
Cosmetics & Personal Care (0.26%)
Avon Products, Inc.                                                         3,500         115,500
                                                                                   --------------

Diversified Operations (2.50%)
Monsanto Co.                                                               14,600         520,125
Textron, Inc.                                                               1,200          92,025
Tyco International Ltd.                                                    13,200         513,150
                                                                                   --------------
                                                                                        1,125,300
                                                                                   --------------
Electronics (9.48%)
Altera Corp.*                                                               2,100         104,081
General Electric Co.                                                       10,100       1,562,975
Intel Corp.                                                                11,900         979,519
Linear Technology Corp.                                                     1,500         107,344
Maxim Intergrated Products, Inc.*                                           5,800         273,687
SCI Systems, Inc*                                                           2,200         180,812
Teradyne, Inc.*                                                             2,300         151,800
Texas Instruments, Inc.                                                     6,100         590,937
Thomas & Betts Corp.                                                        1,900          60,562
Xilinx, Inc.*                                                               5,600         254,625
                                                                                   --------------
                                                                                        4,266,342
                                                                                   --------------
Finance (3.99%)
Associates First Capital Corp.
(Class A)                                                                   4,800         131,700
Citigroup, Inc.                                                            25,200       1,400,175
MBNA Corp.                                                                  9,600         261,600
                                                                                   --------------
                                                                                        1,793,475
                                                                                   --------------
Food (0.51%)
Kellogg Co.                                                                 4,200         129,412
Quaker Oats Co.                                                             1,500          98,437
                                                                                   --------------
                                                                                          227,849
                                                                                   --------------
Insurance (3.25%)
American General Corp.                                                      3,500         265,562
American International Group, Inc.                                          1,800         194,625
AXA Financial, Inc.                                                        12,800         433,600
Marsh & McLennan Cos., Inc.                                                 2,700         258,356
XL Capital Ltd. (Class A)                                                   6,000         311,250
                                                                                   --------------
                                                                                        1,463,393
                                                                                   --------------
Machinery (0.93%)
Ingersoll-Rand Co.                                                          7,600         418,475
                                                                                   --------------
Media (5.01%)
CBS Corp.                                                                   6,600         421,987
Clear Channel Communications, Inc.*                                        10,100         901,425
Time Warner, Inc.                                                          11,000         796,813
Viacom, Inc. (Class B)*                                                     2,200         132,963
                                                                                   --------------
                                                                                        2,253,188
                                                                                   --------------
Medical (9.24%)
American Home Products Corp.                                                2,300          90,706
Baxter International, Inc.                                                  4,700         295,219
Bristol-Myers Squibb Co.                                                   10,500         673,969
Genentech, Inc.*                                                            1,600         215,200
Johnson & Johnson                                                           8,000         745,000
Lilly (Eli) & Co.                                                           2,900         192,850
Merck & Co., Inc.                                                           6,400         429,200
Pfizer, Inc.                                                                6,400         207,600
Schering-Plough Corp.                                                      14,700         620,156
Warner-Lambert Co.                                                          8,400         688,275
                                                                                   --------------
                                                                                        4,158,175
                                                                                   --------------
Metal (0.57%)
Illinois Tool Works, Inc.                                                   3,798         256,602
                                                                                   --------------
Mortgage Banking (1.15%)
Fannie Mae                                                                  8,300         518,231
                                                                                   --------------
Office (0.67%)
Avery Dennison Corp.                                                        1,800         131,175
Reynolds & Reynolds Co. (The)
(Class A)                                                                   7,600         171,000
                                                                                   --------------
                                                                                          302,175
                                                                                   --------------
Oil & Gas (5.12%)
Atlantic Richfield Co.                                                      2,700         233,550
Chevron Corp.                                                               5,800         502,425
El Paso Energy Corp.                                                        3,300         128,081
Exxon Mobil Corp.                                                           7,212         581,017
Kerr-McGee Corp.                                                            2,400         148,800
Royal Dutch Petroleum Co., American Depositary
Receipts (ADR) (Netherlands)                                                9,200         556,025
USX - Marathon Group                                                        6,300         155,531
                                                                                   --------------
                                                                                        2,305,429
                                                                                   --------------
Paper & Paper Products (1.15%)
Champion International Corp.                                                1,800         111,488
International Paper Co.                                                     2,700         152,381
Kimberly-Clark Corp.                                                        1,900         123,975
Smurfit-Stone Container Corp.*                                              5,300         129,850
                                                                                   --------------
                                                                                          517,694
                                                                                   --------------
Retail (6.58%)
Dayton Hudson Corp.                                                         2,400         176,250
Federated Department Stores, Inc.*                                          2,800         141,575
Gap, Inc. (The)                                                             5,600         257,600
Home Depot, Inc. (The)                                                     10,050         689,053
Limited, Inc. (The)                                                         5,000         216,563
Lowe's Cos., Inc.                                                           4,300         256,925
Tandy Corp.                                                                 2,000          98,375
TJX Cos., Inc.                                                              7,400         151,238
Wal-Mart Stores, Inc.                                                      14,100         974,663
                                                                                   --------------
                                                                                        2,962,242
                                                                                   --------------
Soap & Cleaning Preparations (0.27%)
Colgate-Palmolive Co.                                                       1,900         123,500
                                                                                   --------------
Telecommunications (6.33%)
AT&T Corp.                                                                  7,900         400,925
Bell Atlantic Corp.                                                         2,000         123,125
Lucent Technologies, Inc.                                                  10,400         778,050
MCI WorldCom, Inc.*                                                        19,050       1,010,841
Sprint Corp.                                                                2,000         134,625
Tellabs, Inc.*                                                              6,200         397,963
                                                                                   --------------
                                                                                        2,845,529
                                                                                   --------------
Textile (0.26%)
Tommy Hilfiger Corp.*                                                       5,000         116,563
                                                                                   --------------
Tobacco (0.79%)
Philip Morris Cos., Inc.                                                    8,600         199,413
UST, Inc.                                                                   6,200         156,163
                                                                                   --------------
                                                                                          355,576
                                                                                   --------------
Transportation (1.07%)
Alaska Air Group, Inc.*                                                     3,300         115,913
Burlington Northern Santa Fe Corp.                                          5,400         130,950
UAL Corp.*                                                                  3,000         232,688
                                                                                   --------------
                                                                                          479,551
                                                                                   --------------
Utilities (4.67%)
Ameren Corp.                                                                6,800         222,700
BellSouth Corp.                                                             9,000         421,313
Edison International                                                       10,300         269,731
Florida Progress Corp.                                                      6,200         262,338
GTE Corp.                                                                   4,700         331,644
PECO Energy Co.                                                             5,700         198,075
Reliant Energy, Inc.                                                        6,400         146,400
Southern Co. (The)                                                         10,500         246,750
                                                                                   --------------
                                                                                        2,098,951
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $35,516,045)                                                        (95.71%)     43,061,738
                                                                   --------------  --------------

                                                         INTEREST     PAR VALUE
                                                           RATE    (000s OMITTED)
                                                         --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.94%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond 10.625% due
08-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                    2.49%          $1,770       1,770,000
                                                                   --------------  --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                            914
                                                                   --------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                               (3.94%)      1,770,914
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                         (99.65%)     44,832,652
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.35%)        158,665
                                                                   --------------  --------------
TOTAL NET ASSETS                                                         (100.00%)    $44,991,317
                                                                   ==============  ==============

* Non-income producing security.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.


See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Large Cap Value Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Large Cap
Value Fund on December 31, 1999. It's divided into three main categories: common stocks, preferred stocks and bonds. Common and preferred stocks and bonds are further broken down by industry groups.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Automobile/Trucks (0.07%)
Tenneco Automotive, Inc.                                                    2,800         $26,075
                                                                                   --------------
Banks - United States (1.03%)
PNC Bank Corp.                                                              5,000         222,500
TCF Financial Corp.                                                         7,150         177,856
                                                                                   --------------
                                                                                          400,356
                                                                                   --------------
Business Services - Misc. (5.19%)
Cendant Corp.*                                                             10,000         265,625
Iron Mountain, Inc.*                                                       32,000       1,258,000
Sensormatic Electronics Corp.*                                             28,000         488,250
                                                                                   --------------
                                                                                        2,011,875
                                                                                   --------------
Computers (15.86%)
Comdisco, Inc.                                                             10,000         372,500
Computer Associates International, Inc.                                    17,750       1,241,391
Etec Systems, Inc.*                                                         9,000         403,875
i2 Technologies, Inc.*                                                        850         165,750
Integrated Systems, Inc.*                                                  10,000         335,625
Parametric Technology Corp.*                                               58,000       1,569,625
Seagate Technology, Inc.*                                                  20,000         931,250
Sterling Software, Inc.                                                     7,000         220,500
SunGard Data Systems, Inc.*                                                10,100         239,875
Wind River Systems, Inc.*                                                  18,250         668,406
                                                                                   --------------
                                                                                        6,148,797
                                                                                   --------------
Containers (0.49%)
Pactiv Corp.*                                                              18,000         191,250
                                                                                   --------------
Electronics (24.55%)
Amphenol Corp. (Class A)*                                                  30,600       2,036,813
Arrow Electronics, Inc.                                                    12,000         304,500
Conexant Systems, Inc.*                                                    15,000         995,625
Oak Industries, Inc.                                                       33,500       3,555,187
SCI Systems, Inc.*                                                          6,070         498,878
Sony Corp. (Japan)                                                          2,400         710,468
Tektronix, Inc.                                                             6,000         233,250
Vicor Corp.*                                                               29,200       1,182,600
                                                                                   --------------
                                                                                        9,517,321
                                                                                   --------------
Energy (1.53%)
Calpine Corp.*                                                              2,600         166,400
Citizens Utilities Co. (Class B)                                           30,000         425,625
                                                                                   --------------
                                                                                          592,025
                                                                                   --------------
Finance (1.06%)
Citigroup, Inc.                                                             7,381         410,107
                                                                                   --------------
Instruments - Scientific (3.15%)
Millipore Corp.                                                            10,000         386,250
PerkinElmer, Inc.                                                          20,000         833,750
                                                                                   --------------
                                                                                        1,220,000
                                                                                   --------------
Insurance (9.71%)
Ace, Ltd. (Bermuda)                                                        91,300       1,523,569
Ambac Financial Group, Inc.                                                 7,200         375,750
Financial Security Assurance
Holdings, Ltd.                                                             12,860         670,327
Radian Group, Inc.                                                         10,000         477,500
Reinsurance Group of America, Inc.                                         14,550         403,762
XL Capital, Ltd., (Class A)                                                 6,032         312,910
                                                                                   --------------
                                                                                        3,763,818
                                                                                   --------------
Leisure (2.29%)
Ascent Entertainment Group, Inc.*                                          35,000         444,063
Galileo International, Inc.                                                14,885         445,620
                                                                                   --------------
                                                                                          889,683
                                                                                   --------------
Media (3.67%)
AT&T Corp. - Liberty Media Group
(Class A)*                                                                 21,872       1,241,236
Central Newspapers, Inc. (Class A)                                          4,600         181,125
                                                                                   --------------
                                                                                        1,422,361
                                                                                   --------------
Mortgage Banking (0.19%)
Fannie Mae                                                                    201          12,550
Freddie Mac                                                                 1,267          59,628
                                                                                   --------------
                                                                                           72,178
                                                                                   --------------
Office (3.96%)
Danka Business Systems Plc, American Depository
Receipt (ADR) (United Kingdom)                                            120,946       1,534,502
                                                                                   --------------
Oil & Gas (1.27%)
Alberta Energy Co. Ltd. (Canada)                                              392          12,275
Alberta Energy Co. Ltd. (Canada)                                            1,389          43,068
EOG Resources, Inc.                                                        25,000         439,063
                                                                                   --------------
                                                                                          494,406
                                                                                   --------------
Paper & Paper Products (1.48%)
Fort James Corp.                                                           21,000         574,875
                                                                                   --------------
Telecommunications (14.85%)
ANTEC Corp.*                                                               79,750       2,910,875
Commonwealth Telephone Enterprises, Inc.                                   15,000         793,125
Intermedia Communications, Inc.*                                            3,850         149,428
QUALCOMM, Inc.*                                                            10,400       1,831,700
TeleCorp PCS, Inc.*                                                           700          26,600
Time Warner Telecom, Inc. (Class A)*                                          900          44,944
                                                                                   --------------
                                                                                        5,756,672
                                                                                   --------------
Transport (1.32%)
Air Canada (Canada)*                                                       23,766         178,492
Northwest Airlines Corp.*                                                  15,000         333,750
                                                                                   --------------
                                                                                          512,242
                                                                                   --------------
Utilities (2.34%)
Independent Energy Holdings Plc (ADR)
(United Kingdom)*                                                          27,220         906,766
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $27,369,628)                                                       (94.01%)      36,445,309
                                                                  --------------   --------------

PREFERRED STOCKS
Office (1.05%)
Danka Business Systems Plc                                               500,000          408,125
                                                                                   --------------
TOTAL PREFERRED STOCKS
(Cost $323,092)                                                           (1.05%)         408,125
                                                                  --------------   --------------

                                   INTEREST          CREDIT          PAR VALUE
                                     RATE           RATING**      (000s OMITTED)
                                --------------   --------------   --------------
BONDS
Retail (3.64%)
Brightpoint, Inc.
Conv. Bond 03-11-18                  Zero             B                   $4,000        1,410,000
                                                                                   --------------
TOTAL BONDS
(Cost $959,984)                                                           (3.64%)       1,410,000
                                                                  --------------   --------------
TOTAL INVESTMENTS                                                        (98.70%)      38,263,434
                                                                  --------------   --------------
OTHER ASSETS AND LIABILITIES, NET                                         (1.30%)         502,670
                                                                  --------------   --------------
TOTAL NET ASSETS                                                        (100.00%)     $38,766,104
                                                                  ==============   ==============

 * Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc.
   where Standard & Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S. dollar denominated.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Sovereign Investors Fund

Schedule of Investments
December 31, 1999

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, and are unaudited.

-------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Sovereign Investors Fund on
December 31, 1999. It is divided into three main categories: common stocks, U.S. government and agencies obligations and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                     COMPOUND
NUMBER                                                                                                 GROWTH         MARKET
OF SHARES                                                                                                RATE          VALUE
--------------                                                                                       --------  -------------
COMMON STOCKS (90.07%)
Advertising (3.81%)
      33,200  Interpublic Group of Companies, Inc. (The) @ 57 11/16                                               $1,915,225
              One of the largest advertising agencies in the world                                              ------------
              Earnings P/S          $0.40, 0.44, 0.39, 0.56, 0.29, 0.51, 0.80, 0.75, 1.11, 1.30          14.0%
              Dividends P/S         $0.13, 0.14, 0.15, 0.17, 0.19, 0.21, 0.23, 0.25, 0.29, 0.34          11.3%
              Price/Earnings Ratio                                                         44.4

Banks (6.13%)
      24,763  Bank of America Corp. @ 50 3/16                                                                      1,242,793
              Holding company for Bank of America
              and NationsBank
              Earnings P/S          $0.40, 1.20, 1.98, 2.46, 2.54, 2.98, 3.36, 3.61, 2.90, 4.69          12.8%
              Dividends P/S         $0.57, 0.62, 0.64, 0.69, 0.94, 1.04, 1.20, 1.37, 1.59, 1.85          14.0%
              Price/Earnings Ratio                                                         10.7
      19,000  First Tennessee National Corp. @ 28 1/2                                                                541,500
              Tennessee-based bank holding company
              Earnings P/S          $0.45, 0.57, 0.72, 0.81, 1.08, 1.21, 1.34, 1.50, 1.72, 1.91          17.4%
              Dividends P/S         $0.28, 0.29, 0.32, 0.38, 0.44, 0.49, 0.55, 0.62, 0.69, 0.79          12.2%
              Price/Earnings Ratio                                                         14.9
      15,000  SunTrust Banks, Inc. @ 68 13/16                                                                      1,032,187
              Holding company for SunTrust Banks operating
              through 700 offices in Florida, Georgia,
              Tennessee and Alabama
              Earnings P/S          $1.30, 1.26, 1.46, 1.90, 2.22, 2.38, 2.59, 3.04, 3.04, 3.93          13.1%
              Dividends P/S         $0.46, 0.47, 0.49, 0.58, 0.66, 0.74, 0.83, 0.93, 1.00, 1.38          13.0%
              Price/Earnings Ratio                                                         17.5
       6,500  Wells Fargo Co. @ 40 7/16                                                                              262,844
              Diversified financial services company
              providing banking, insurance, investments
              and consumer finance
              Earnings P/S          $0.79, 0.36, 0.53, 0.98, 1.36, 1.62, 1.36, 1.48, 1.17, 2.24          12.3%
              Dividends P/S         $0.21, 0.24, 0.27, 0.32, 0.39, 0.45, 0.53, 0.62, 0.70, 0.79          15.9%
              Price/Earnings Ratio                                                         18.1
                                                                                                                ------------
                                                                                                                   3,079,324
                                                                                                                ------------
Beverages (1.19%)
      17,000  PepsiCo, Inc. @ 35 1/4                                                                                 599,250
              Second largest soft drink company                                                                 ------------
              Earnings P/S          $0.68, 0.68, 0.23, 0.98, 1.09, 1.00, 0.72, 1.36, 1.31, 1.21           6.6%
              Dividends P/S         $0.19, 0.23, 0.26, 0.31, 0.35, 0.39, 0.45, 0.49, 0.52, 0.54          12.3%
              Price/Earnings Ratio                                                         29.1

Building (1.71%)
      33,800  Masco Corp. @ 25 3/8                                                                                   857,675
              Manufactures buildings, home improvement                                                          ------------
              and consumer products
              Earnings P/S          $0.46, 0.15, 0.61, 0.73, 0.61, (1.39) 0.92, 1.15, 1.39, 1.59         14.8%
              Dividends P/S         $0.27, 0.29, 0.31, 0.33, 0.35, 0.37, 0.39, 0.41, 0.44, 0.46           6.1%
              Price/Earnings Ratio                                                         16.0

Chemicals (0.55%)
      27,000  RPM, Inc. @ 10 3/16                                                                                    275,063
              Manufacturer of specialty chemicals                                                               ------------
              and coatings to waterproof and rustproof
              structures
              Earnings P/S          $0.40, 0.46, 0.46, 0.46, 0.56, 0.65, 0.69, 0.76, 0.84, 0.86           8.9%
              Dividends P/S         $0.23, 0.26, 0.28, 0.30, 0.33, 0.35, 0.38, 0.41, 0.44, 0.48           8.5%
              Price/Earnings Ratio                                                         11.8

Computers (1.76%)
       8,000  Automatic Data Processing, Inc. @ 53 7/8                                                               431,000
              Largest independent computing services firm
              in the U.S.
              Earnings P/S          $0.36, 0.41, 0.46, 0.52, 0.59, 0.67, 0.76, 0.85, 0.98, 1.10          13.2%
              Dividends P/S         $0.08, 0.09, 0.11, 0.12, 0.14, 0.16, 0.20, 0.23, 0.26, 0.32          16.7%
              Price/Earnings Ratio                                                         49.0
       4,000  Hewlett-Packard Co. @ 113 15/16                                                                        455,750
              Manufactures and services electronic
              measurement, analysis and computation
              instruments
              Earnings P/S          $0.77, 0.76, 0.55, 1.17, 1.54, 2.32, 2.46, 2.95, 2.77, 3.24          17.3%
              Dividends P/S         $0.11, 0.12, 0.19, 0.23, 0.28, 0.35, 0.44, 0.52, 0.60, 0.64          21.6%
              Price/Earnings Ratio                                                         35.1
                                                                                                                ------------
                                                                                                                     886,750
                                                                                                                ------------
Containers (1.44%)
      20,700  Bemis Co., Inc. @ 34 7/8                                                                               721,912
              Producer of a broad range of flexible                                                             ------------
              packaging and equipment and pressure-sensitive
              materials
              Earnings P/S          $0.99, 1.03, 1.10, 0.86, 1.40, 1.63, 1.90, 2.00, 2.09, 2.16           9.1%
              Dividends P/S         $0.36, 0.42, 0.46, 0.50, 0.54, 0.64, 0.72, 0.80, 0.88, 0.92          11.0%
              Price/Earnings Ratio                                                         16.1

Diversified Operations (4.99%)
       7,300  DuPont (E.I.) De Nemours & Co. @ 65 7/8                                                                480,888
              Nation's largest chemical manufacturer
              Earnings P/S          $1.70, 1.04, (2.92) 0.41, 1.98, 2.77, 3.18, 2.08, 3.90, 2.42          4.0%
              Dividends P/S         $0.81, 0.84, 0.87, 0.88, 0.91, 1.01, 1.12, 1.23, 1.37, 1.40           6.3%
              Price/Earnings Ratio                                                         27.2
      15,000  Honeywell International, Inc. @ 57 11/16                                                               865,312
              Diversified technology and manufacturing leader,
              serving customers worldwide with aerospace products
              and services; control technologies for buildings, homes
              and industry; automotive products; power generation
              systems; specialty chemicals; fibers; plastics; and
              electronic and advanced materials
              Earnings P/S          $1.01, 0.07, (0.56) 0.88, 1.27, 1.47, 1.73, 2.00, 2.34, 2.62         11.2%
              Dividends P/S         $0.23, 0.24, 0.25, 0.29, 0.34, 0.39, 0.45, 0.52, 0.60, 0.68          12.8%
              Price/Earnings Ratio                                                         22.0
       9,800  Johnson Controls, Inc. @ 56 7/8                                                                        557,375
              Manufactures automotive systems and building
              controls
              Earnings P/S          $1.02, 1.06, 1.37, 0.08, 1.80, 2.13, 2.55, 3.12, 3.63, 4.27          17.2%
              Dividends P/S         $0.60, 0.62, 0.64, 0.68, 0.72, 0.78, 0.82, 0.86, 0.92, 1.03           6.2%
              Price/Earnings Ratio                                                         13.3
       6,200  Minnesota Mining & Manufacturing Co. @ 97 7/8                                                          606,825
              Manufactures industrial, commercial
              and health-care products
              Earnings P/S          $2.96, 2.63, 2.81, 2.91, 3.13, 2.31, 3.62, 5.06, 2.88, 4.14           3.8%
              Dividends P/S         $1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20, 2.24           4.9%
              Price/Earnings Ratio                                                         23.6
                                                                                                                ------------
                                                                                                                   2,510,400
                                                                                                                ------------
Electronics (4.83%)
      17,700  Emerson Electric Co. @ 57 3/8                                                                        1,015,537
              Produces and sells electrical/electronic
              products and systems
              Earnings P/S          $1.38, 1.42, 1.48, 1.58, 1.76, 2.03, 2.28, 2.50, 2.77, 3.06           9.3%
              Dividends P/S         $0.63, 0.66, 0.69, 0.72, 0.78, 0.89, 0.98, 1.08, 1.18, 1.33           8.7%
              Price/Earnings Ratio                                                         18.8
       6,600  General Electric Co. @ 154 3/4                                                                       1,021,350
              Dominant force in home appliances, electrical
              power and financial services
              Earnings P/S          $1.21, 0.76, 1.38, 1.26, 1.39, 1.93, 2.16, 2.46, 2.80, 3.23          11.5%
              Dividends P/S         $0.48, 0.52, 0.58, 0.66, 0.75, 0.85, 0.95, 1.08, 1.25, 1.46          13.2%
              Price/Earnings Ratio                                                         47.9
       8,200  Grainger (W.W.), Inc. @ 47 13/16                                                                       392,063
              Leading distributor of electrical equipment
              Earnings P/S          $1.16, 1.19, 1.29, 1.43, 1.25, 1.82, 2.02, 2.27, 2.44, 2.16           7.2%
              Dividends P/S         $0.28, 0.31, 0.33, 0.36, 0.39, 0.45, 0.49, 0.53, 0.59, 0.63           9.4%
              Price/Earnings Ratio                                                         22.1
                                                                                                                ------------
                                                                                                                   2,428,950
                                                                                                                ------------
Finance (4.75%)
      26,125  Citigroup, Inc. @ 55 9/16                                                                            1,451,570
              Diversified global financial services company
              offering commercial/consumer banking, investment
              banking, brokerage services and insurance to
              consumer and corporate customers around the world
              Earnings P/S          $0.37, 0.11, 0.62, 1.13, 1.12, 1.50, 1.81, 1.83, 1.62, 2.82          25.3%
              Dividends P/S         $0.04, 0.05, 0.08, 0.11, 0.13, 0.18, 0.20, 0.27, 0.37, 0.54          33.5%
              Price/Earnings Ratio                                                         19.7
      15,000  Fannie Mae @ 62 7/16                                                                                   936,563
              Largest U.S. investor in home mortgage loans
              providing funds to the mortgage market by purchasing
              mortgage loans from various nationwide lenders
              Earnings P/S          $1.12, 1.25, 1.48, 1.71, 1.94, 1.95, 2.48, 2.83, 3.23, 3.66          14.1%
              Dividends P/S         $0.18, 0.26, 0.35, 0.46, 0.60, 0.68, 0.76, 0.84, 0.96, 1.08          22.0%
              Price/Earnings Ratio                                                         17.1
                                                                                                                ------------
                                                                                                                   2,388,133
                                                                                                                ------------
Food (1.57%)
      15,000  Bestfoods, Inc. @ 52 9/16                                                                              788,437
              Manufactures consumer food and baking products                                                    ------------
              in 62 countries
              Earnings P/S          $0.88, 0.92, 0.40, 1.14, 0.69, 1.68, 1.93, 1.15, 2.09, 2.47          12.2%
              Dividends P/S         $0.50, 0.55, 0.60, 0.64, 0.69, 0.74, 0.79, 0.86, 0.94, 1.02           8.2%
              Price/Earnings Ratio                                                         21.3

Furniture (1.24%)
      29,000  Leggett & Platt, Inc. @ 21 7/16                                                                        621,687
              Produces intermediate products for the home                                                       ------------
              furnishings industry
              Earnings P/S          $0.21, 0.27, 0.41, 0.52, 0.68, 0.75, 0.77, 1.08, 1.24, 1.45          24.0%
              Dividends P/S         $0.11, 0.22, 0.12, 0.14, 0.16, 0.19, 0.23, 0.27, 0.32, 0.36          14.1%
              Price/Earnings Ratio                                                         14.8

Insurance (5.11%)
       7,400  AFLAC, Inc. @ 47 3/16                                                                                  349,187
              Global specialty insurer
              Earnings P/S          $0.39, 0.49, 0.60, 0.81, 0.95, 1.17, 1.37, 2.08, 1.76, 1.99          19.9%
              Dividends P/S         $0.09, 0.10, 0.12, 0.13, 0.15, 0.17, 0.20, 0.23, 0.25, 0.29          13.9%
              Price/Earnings Ratio                                                         23.7
      10,000  American General Corp. @ 75 7/8                                                                        758,750
              Provides retirement services, life insurance
              and consumer loans to more than 12 million
              customers through various operating subsidiaries
              Earnings P/S          $2.30, 2.13, 2.24, 1.20, 2.46, 2.66, 2.63, 2.19, 2.96, 4.59           8.0%
              Dividends P/S         $0.79, 1.00, 1.04, 1.10, 1.16, 1.24, 1.30, 1.40, 1.50, 1.60           8.2%
              Price/Earnings Ratio                                                         16.5
       8,062  American International Group, Inc. @ 108 1/8                                                           871,704
              Broadly based property-casualty insurance
              organization
              Earnings P/S          $1.25, 1.34, 1.38, 1.62, 1.62, 1.88, 2.18, 2.52, 2.86, 3.19          11.0%
              Dividends P/S         $0.06, 0.07, 0.08, 0.09, 0.10, 0.11, 0.14, 0.15, 0.17, 0.19          12.3%
              Price/Earnings Ratio                                                         33.9
      15,000  ReliaStar Financial Corp. @ 39 3/16                                                                    587,813
              Financial services company engaged
              in life/health insurance and consumer finance
              Earnings P/S          $1.00, 0.80, 0.95, 0.95, 1.50, 1.98, 2.37, 2.55, 2.56, 2.87          12.4%
              Dividends P/S         $0.33, 0.35, 0.37, 0.40, 0.44, 0.49, 0.55, 0.61, 0.71, 0.80          10.3%
              Price/Earnings Ratio                                                         13.7
                                                                                                                ------------
                                                                                                                   2,567,454
                                                                                                                ------------
Leisure (0.51%)
      13,500  Hasbro, Inc. @ 19 1/16                                                                                 257,344
              Designs, manufactures and markets toys, games                                                     ------------
              and interactive software
              Earnings P/S          $0.46, 0.42, 0.89, 0.99, 0.87, 0.77, 0.98, 0.68, 1.00, 1.41          18.3%
              Dividends P/S         $0.06, 0.07, 0.09, 0.11, 0.13, 0.14, 0.18, 0.20, 0.21, 0.24          16.7%
              Price/Earnings Ratio                                                         13.4

Machinery (4.14%)
      23,500  Dover Corp. @ 45 3/8                                                                                 1,066,312
              Manufactures a variety of specialized
              industrial products
              Earnings P/S          $0.64, 0.54, 0.56, 0.70, 0.89, 1.22, 1.69, 1.79, 1.69, 1.88          12.7%
              Dividends P/S         $0.19, 0.21, 0.22, 0.23, 0.25, 0.28, 0.32, 0.36, 0.40, 0.44           9.8%
              Price/Earnings Ratio                                                         24.1
      26,300  Pentair, Inc. @ 38 1/2                                                                               1,012,550
              Manufactures enclosures for electrical,
              electronic, woodworking and power tool
              equipment
              Earnings P/S          $0.81, 1.00, (0.18) 1.10, 1.26, 1.81, 1.73, 2.11, 2.46, 2.85         15.0%
              Dividends P/S         $0.30, 0.31, 0.33, 0.34, 0.36, 0.40, 0.50, 0.54, 0.60, 0.64           8.8%
              Price/Earnings Ratio                                                         13.5
                                                                                                                ------------
                                                                                                                   2,078,862
                                                                                                                ------------
Media (2.73%)
      11,400  Gannett Co., Inc. @ 81 9/16                                                                            929,812
              News and information company that publishes
              newspapers, operates broadcasting stations and cable
              television systems, and is engaged in marketing,
              commercial printing, newswire service, data services
              and news programming
              Earnings P/S          $1.18, 1.00, 0.70, 1.36, 1.62, 1.71, 3.35, 2.50, 3.50, 3.29          12.1%
              Dividends P/S         $0.61, 0.62, 0.63, 0.65, 0.67, 0.69, 0.71, 0.74, 0.78, 0.82           3.3%
              Price/Earnings Ratio                                                         24.8
       7,200  McGraw-Hill Cos., Inc. @ 61 5/8                                                                        443,700
              Provides informational products and services
              for business and industry
              Earnings P/S          $0.89, 0.76, 0.15, 0.06, 1.03, 1.14, 2.48, 1.46, 1.67, 1.95           9.1%
              Dividends P/S         $0.54, 0.55, 0.56, 0.57, 0.58, 0.60, 0.66, 0.72, 0.78, 0.86           5.3%
              Price/Earnings Ratio                                                         31.6
                                                                                                                ------------
                                                                                                                   1,373,512
                                                                                                                ------------
Medical (10.94%)
      18,000  Abbott Laboratories @ 36 5/16                                                                          653,625
              Major pharmaceutical and healthcare firm
              Earnings P/S          $0.56, 0.64, 0.74, 0.85, 0.94, 1.05, 1.19, 1.34, 1.51, 1.66          12.8%
              Dividends P/S         $0.21, 0.25, 0.30, 0.34, 0.38, 0.42, 0.48, 0.54, 0.60, 0.68          14.0%
              Price/Earnings Ratio                                                         21.9
      10,000  American Home Products Corp. @ 39 7/16                                                                 394,375
              Discovers, develops, manufactures and markets
              prescription drugs and over-the-counter medications
              as well as vaccines, biotechnology, agricultural
              products and animal health-care items
              Earnings P/S          $0.98, 1.09, 1.17, 1.19, 1.25, 1.35, 1.46, 1.56, 1.85, 1.76          13.6%
              Dividends P/S         $0.54, 0.60, 0.67, 0.72, 0.74, 0.76, 0.79, 0.83, 0.87, 0.91           6.0%
              Price/Earnings Ratio                                                         22.3
      14,100  Baxter International, Inc. @ 62 13/16                                                                  885,656
              The company operates four divisions: renal,
              biotech, cardiovascular and intravenous
              systems and international distribution
              Earnings P/S          ($0.05) 2.03, 1.56, (0.72) 2.13, 2.31, 2.41, 1.06, 1.09, 2.86        56.8%
              Dividends P/S         $0.64, 0.74, 0.86, 1.00, 1.03, 1.11, 1.12, 1.13, 1.14, 1.16           6.8%
              Price/Earnings Ratio                                                         22.0
      15,000  Bristol-Myers Squibb Co. @ 64 3/16                                                                     962,812
              Produces pharmaceuticals, medical devices,
              non-prescription health products
              Earnings P/S          $0.84, 0.99, 0.95, 0.95, 0.91, 0.89, 1.40, 1.57, 1.55, 2.05          10.4%
              Dividends P/S         $0.53, 0.60, 0.69, 0.72, 0.73, 0.74, 0.75, 0.76, 0.78, 0.89           5.9%
              Price/Earnings Ratio                                                         31.3
       6,000  Johnson & Johnson @ 93 1/8                                                                             558,750
              Major producer of prescription
              and non-prescription drugs, toiletries,
              medical instruments and supplies
              Earnings P/S          $0.86, 1.10, 0.78, 1.37, 1.56, 1.86, 2.17, 2.41, 2.23, 3.01          14.9%
              Dividends P/S         $0.33, 0.39, 0.45, 0.51, 0.56, 0.64, 0.74, 0.85, 0.97, 1.09          14.2%
              Price/Earnings Ratio                                                         31.0
      15,000  Merck & Co., Inc. @ 67 1/16                                                                          1,005,938
              World's largest ethical drug manufacturer
              Earnings P/S          $0.75, 0.91, 0.86, 0.93, 1.17, 1.32, 1.56, 1.87, 2.15, 2.45          14.1%
              Dividends P/S         $0.34, 0.40, 0.48, 0.52, 0.57, 0.62, 0.71, 0.85, 0.95, 1.12          14.2%
              Price/Earnings Ratio                                                         27.4
      11,000  Schering-Plough Corp. @ 42 3/16                                                                        464,062
              Discovers, develops, manufactures and markets
              pharmaceutical and health-care products
              worldwide
              Earnings P/S          $0.32, 0.38, 0.45, 0.47, 0.61, 0.60, 0.82, 0.98, 1.18, 1.41          17.9%
              Dividends P/S         $0.14, 0.16, 0.19, 0.22, 0.25, 0.28, 0.32, 0.37, 0.43, 0.49          14.9%
              Price/Earnings Ratio                                                         30.1
       7,000  Warner-Lambert Co. @ 81 15/16                                                                          573,563
              Major producer of consumer health-care,
              pharmaceutical and confectionery products
              Earnings P/S          $0.60, 0.04, 0.80, 0.41, 0.86, 0.90, 0.95, 1.04, 1.48, 1.95          14.0%
              Dividends P/S         $0.25, 0.29, 0.34, 0.38, 0.41, 0.43, 0.46, 0.51, 0.64, 0.80          13.8%
              Price/Earnings Ratio                                                         42.0
                                                                                                                ------------
                                                                                                                   5,498,781
                                                                                                                ------------
Metal Products (2.02%)
      15,000  Illinois Tool Works, Inc. @ 67 9/16                                                                  1,013,438
              Designs and manufacturers fasteners and                                                           ------------
              components, equipment and consumable systems
              and a variety of specialty products and equipment
              Earnings P/S          $0.84, 0.82, 0.86, 0.92, 1.23, 1.65, 1.95, 2.33, 2.67, 2.99          15.2%
              Dividends P/S         $0.18, 0.20, 0.23, 0.25, 0.27, 0.31, 0.35, 0.43, 0.51, 0.66          15.5%
              Price/Earnings Ratio                                                         22.6

Office (4.55%)
      18,150  Avery Dennison Corp. @ 72 7/8                                                                        1,322,681
              Develops, manufactures and markets innovative
              self-adhesive solutions for consumer products
              and label systems
              Earnings P/S          $0.05, 0.51, 0.67, 0.73, 0.99, 1.32, 1.63, 1.93, 2.15, 2.51          54.5%
              Dividends P/S         $0.32, 0.38, 0.41, 0.45, 0.50, 0.56, 0.62, 0.72, 0.87, 0.99          13.4%
              Price/Earnings Ratio                                                         29.0
      20,000  Pitney Bowes, Inc. @ 48 5/16                                                                           966,250
              Manufactures office automation equipment
              Earnings P/S          $0.67, 0.93, 0.32, 1.11, 0.87, 1.92, 1.56, 1.80, 2.06, 2.32          14.8%
              Dividends P/S         $0.30, 0.34, 0.39, 0.45, 0.52, 0.60, 0.69, 0.80, 0.90, 1.02          14.6%
              Price/Earnings Ratio                                                         20.8
                                                                                                                ------------
                                                                                                                   2,288,931
                                                                                                                ------------
Oil & Gas (6.68%)
      20,200  Chevron Corp. @ 86 5/8                                                                               1,749,825
              One of the largest integrated, international
              oil companies with interest in petrochemicals
              Earnings P/S          $3.05, 1.85, 2.32, 1.95, 2.60, 1.43, 3.99, 4.95, 2.04, 3.48           1.5%
              Dividends P/S         $1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44, 2.48           5.9%
              Price/Earnings Ratio                                                         24.9
      13,184  Exxon Mobil Corp. @ 80 9/16                                                                          1,062,136
              Worldwide leader in the petroleum
              and petrochemicals business
              Earnings P/S          $1.94, 2.12, 1.59, 2.06, 1.73, 2.48, 2.91, 3.28, 2.28, 2.39           2.3%
              Dividends P/S         $1.19, 1.30, 1.36, 1.38, 1.41, 1.46, 1.54, 1.62, 1.64, 1.67           3.8%
              Price/Earnings Ratio                                                         33.7
       9,000  Royal Dutch Petroleum Co., American Depository
              Receipt (Netherlands) @ 60 7/16                                                                        543,938
              Owns 60% of the Royal Dutch/Shell Group of
              companies. Operations include production,
              transportation, refining and sales of oil/natural gas
              Earnings P/S          $1.95, 1.26, 1.30, 1.24, 1.78, 1.90, 2.69, 2.20, 0.13, 1.45            NMF
              Dividends P/S         $1.06, 1.11, 1.22, 1.18, 1.33, 1.40, 1.45, 1.53, 1.61, 1.58           4.5%
              Price/Earnings Ratio                                                         41.8
                                                                                                                ------------
                                                                                                                   3,355,899
                                                                                                                ------------
Paper & Paper Products (2.47%)
      19,000  Kimberly-Clark Corp. @ 65 1/4                                                                        1,239,750
              Leading producer of consumer and personal care products                                           ------------
              Earnings P/S          $1.05, 0.79, 0.27, 0.42, 1.36, 0.06, 2.48, 1.61, 2.11, 2.95          12.2%
              Dividends P/S         $0.68, 0.73, 0.82, 0.85, 0.88, 0.90, 0.92, 0.95, 1.00, 1.04           4.8%
              Price/Earnings Ratio                                                         22.2

Retail (8.70%)
      15,000  Dayton Hudson Corp. @ 73 7/16                                                                        1,101,562
              General merchandiser selling through Target
              and Marvyn stores
              Earnings P/S          $0.87, 0.62, 0.81, 0.80, 0.92, 0.65, 0.98, 1.59, 1.98, 2.51          12.5%
              Dividends P/S         $0.20, 0.23, 0.25, 0.26, 0.27, 0.28, 0.30, 0.32, 0.33, 0.40           8.0%
              Price/Earnings Ratio                                                         29.3
       9,000  Home Depot, Inc. (The) @ 68 9/16                                                                       617,063
              Operates a chain of retail building
              supply/home improvement warehouse stores
              Earnings P/S          $0.11, 0.13, 0.18, 0.23, 0.30, 0.35, 0.44, 0.53, 0.71, 1.10          29.2%
              Dividends P/S         $0.01, 0.01, 0.02, 0.02, 0.03, 0.04, 0.05, 0.06, 0.08, 0.11          33.8%
              Price/Earnings Ratio                                                         62.5
      13,000  Lowe's Cos., Inc. @ 59 3/4                                                                             776,750
              Retail distributes building materials
              and supplies through stores in the United States
              Earnings P/S          $0.23, 0.03, 0.29, 0.44, 0.63, 0.66, 0.86, 1.05, 1.38, 1.77          25.5%
              Dividends P/S         $0.07, 0.07, 0.07, 0.08, 0.09, 0.09, 0.10, 0.11, 0.12, 0.13           8.0%
              Price/Earnings Ratio                                                         33.8
      14,000  McDonald's Corp. @ 40 5/16                                                                             564,375
              Develops, operates, franchises and services a
              worldwide system of restaurants
              Earnings P/S          $0.55, 0.59, 0.65, 0.73, 0.84, 0.98, 1.08, 1.15, 1.10, 1.41          11.0%
              Dividends P/S         $0.08, 0.09, 0.10, 0.11, 0.12, 0.13, 0.14, 0.16, 0.18, 0.20          10.7%
              Price/Earnings Ratio                                                         28.6
      33,200  SYSCO Corp. @ 39 9/16                                                                                1,313,475
              Largest distributor of food service products
              Earnings P/S          $0.37, 0.42, 0.47, 0.54, 0.59, 0.69, 0.76, 0.86, 0.86, 1.08          12.6%
              Dividends P/S         $0.05, 0.06, 0.09, 0.13, 0.16, 0.20, 0.24, 0.28, 0.33, 0.42          26.7%
              Price/Earnings Ratio                                                         36.6
                                                                                                                ------------
                                                                                                                   4,373,225
                                                                                                                ------------
Steel Producers (1.64%)
      15,000  Nucor Corp. @ 54 13/16                                                                                 822,188
              Manufactures steel products                                                                       ------------
              Earnings P/S          $0.88, 0.75, 0.92, 1.42, 2.60, 3.14, 2.83, 3.35, 3.00, 2.57          12.7%
              Dividends P/S         $0.12, 0.13, 0.14, 0.16, 0.18, 0.28, 0.32, 0.40, 0.48, 0.52          17.7%
              Price/Earnings Ratio                                                         21.3

Tobacco (0.69%)
      15,000  Philip Morris Cos., Inc. @ 23 3/16                                                                     347,813
              Global tobacco, brewing and food company                                                          ------------
              Earnings P/S          $1.28, 1.08, 1.82, 1.17, 1.82, 2.16, 2.56, 2.58, 2.20, 3.19          10.7%
              Dividends P/S         $0.52, 0.64, 0.78, 0.87, 1.01, 1.22, 1.47, 1.60, 1.68, 1.84          15.1%
              Price/Earnings Ratio                                                         7.2

Utilities (5.92%)
       6,000  ALLTEL Corp. @ 82 11/16                                                                                496,125
              Provides wireline and wireless communications
              and information services
              Earnings P/S          $0.67, 0.65, 0.75, 0.76, 0.91, 1.27, 1.26, 2.11, 1.89, 2.58          16.2%
              Dividends P/S         $0.44, 0.48, 0.50, 0.82, 0.90, 0.98, 1.06, 1.12, 1.18, 1.24          12.2%
              Price/Earnings Ratio                                                         32.1
      25,000  CenturyTel, Inc. @ 47 3/8                                                                            1,184,375
              Louisiana-based telecommunications company
              Earnings P/S          $0.29, 0.35, 0.41, 0.59, 0.80, 0.87, 0.95, 1.87, 1.64, 1.68          21.6%
              Dividends P/S         $0.12, 0.13, 0.13, 0.14, 0.14, 0.15, 0.16, 0.16, 0.17, 0.18           4.2%
              Price/Earnings Ratio                                                         28.2
      15,400  Questar Corp. @ 15                                                                                     231,000
              Diversified holding company for Utah, Wyoming
              and Colorado natural gas transmission,
              distribution and storage
              Earnings P/S          $0.73, 0.82, 1.01, 1.02, 1.08, 1.03, 1.20, 1.27, 0.93, 1.33           6.9%
              Dividends P/S         $0.49, 0.51, 0.52, 0.55, 0.57, 0.58, 0.60, 0.62, 0.65, 0.67           3.5%
              Price/Earnings Ratio                                                         11.3
      21,844  SBC Communications, Inc. @ 48 3/4                                                                    1,064,895
              Provides telephone service throughout
              the United States and internationally
              Earnings P/S          $0.92, 0.90, 1.09, (1.37) 1.54, (1.82) 1.77, 0.85, 2.03, 2.26        10.5%
              Dividends P/S         $0.69, 0.71, 0.73, 0.76, 0.79, 0.83, 0.86, 0.90, 0.94, 0.97           3.9%
              Price/Earnings Ratio                                                         21.6
                                                                                                                ------------
                                                                                                                   2,976,395
                                                                                                                ------------
              TOTAL COMMON STOCKS
              (Cost $39,421,747)                                                                                  45,266,398
                                                                                                                ------------

  PAR VALUE
(000s OMITTED)
-------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (4.35%)
      $1,500  United States Treasury, Bond 10.75%,  08-15-05 @ 119.266                                             1,788,990
         400  United States Treasury, Note 5.875%,  09-30-02 @ 98.984                                                395,936
                                                                                                                ------------
              TOTAL UNITED STATES GOVERNMENT
              AND AGENCIES OBLIGATIONS
              (Cost $2,343,102)                                                                                    2,184,926
                                                                                                                ------------

                                                                                            INTEREST
                                                                                                RATE
                                                                                           ---------
SHORT-TERM INVESTMENTS (6.76%)
      3,398  Joint Repurchase Agreement (6.76%)
             Investment in a joint repurchase
             agreement transaction with
             Barclay's, Inc. - Dated 12-31-99
             due 01-03-00 (Secured by U.S.
             Treasury Bond 10.625% due
             08-15-15 and U. S. Treasury Notes
             5.375% thru 7.125% due 01-31-00
             thru 05-15-00) - Note B                                                           2.49%               3,398,000
                                                                                                                 -----------
             Corporate Savings Account (0.00%)
             Investors Bank & Trust Company
             Daily Interest Savings Account
             Current Rate 4.00%                                                                                          381
                                                                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS                                                     (6.76%)              3,398,381
                                                                                           ----------            -----------
             TOTAL INVESTMENTS                                                              (101.18%)             50,849,705
                                                                                           ----------            -----------
             OTHER ASSETS AND LIABILITIES, NET                                                (1.18%)              (595,508)
                                                                                           ----------            -----------
             TOTAL NET ASSETS                                                               (100.00%)            $50,254,197
                                                                                           ==========            ===========

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Bond Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Bond Fund on December 31, 1999.
It is divided into three main categories: bonds, warrants and short-term investments. Bonds and warrants are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST        CREDIT       PAR VALUE          MARKET
ISSUER, DESCRIPTION                                              RATE       RATING*  (000s OMITTED)           VALUE
--------------------------                             --------------  ------------  --------------  --------------
BONDS
Automobile/Trucks (1.57%)
Chrysler Financial Co. LLC,
Medium Term Note Ser S 11-15-01                                 5.690%         A+               $55         $53,862
ERAC USA Finance Co.,
Gtd Med Term Note 06-15-00 (R)                                  7.000          BBB+              50          50,106
Note 02-15-05 (R)                                               6.625          BBB+              49          46,516
Ford Motor Co.,
Deb 02-01-29                                                    6.375          A+                55          46,176
                                                                                                     --------------
                                                                                                            196,660
                                                                                                     --------------
Banks - Foreign (1.04%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom)
10-15-04 (Y)                                                    8.200          AA-               30          30,940
Scotland International Finance No. 2,
B.V., Gtd Sub Note (Netherlands)
11-01-06 (R) (Y)                                                8.850          A+                95          99,687
                                                                                                     --------------
                                                                                                            130,627
                                                                                                     --------------
Banks - United States (1.56%)
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-                50          45,748
First Union National Bank,
Sub Note 12-01-28                                               6.500          A                 40          33,296
FleetBoston Financial Corp.,
Sub Note 12-01-05                                               6.625          A-                35          33,491
National Westminster Bank Plc -
New York Branch,
Sub Note 05-01-01                                               9.450          AA-                5           5,155
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                       8.250          A-                20          19,700
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                          10.125          A                 15          16,401
Security Pacific Corp.,
Sub Note 03-01-01                                              11.000          A                 40          41,739
                                                                                                     --------------
                                                                                                            195,530
                                                                                                     --------------
Beverages (0.45%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                      8.750          B+                30          29,850
J Seagram & Sons, Inc.,
Gtd Deb 09-15-11                                                8.875          BBB-              25          26,463
                                                                                                     --------------
                                                                                                             56,313
                                                                                                     --------------
Broker Services (0.35%)
Goldman Sachs Group, Inc.,
Note 10-01-09                                                   7.350          A+                45          43,929
                                                                                                     --------------
Chemicals (0.85%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A                 45          42,806
DuPont (E.I.) de Nemours & Co.,
Note 10-15-09                                                   6.875          AA-               25          24,214
Equistar Chemicals L.P.,
Sr Note 02-15-04 (R)                                            8.500          BBB-              40          39,700
                                                                                                     --------------
                                                                                                            106,720
                                                                                                     --------------
Computers (1.24%)
Ceridian Corp.,
Sr Note 06-01-04 (R)                                            7.250          BBB               30          28,939
Exodus Communications, Inc.,
Sr Note 12-15-09 (R)                                           10.750          B-                15          15,262
International Business Machines Corp.,
Med Term Note 09-22-03                                          5.370          A+                35          33,231
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-                25          26,250
Sr Note 08-01-09                                               11.000          B-                15          15,450
Verio, Inc.,
Sr Note 04-01-05                                               10.375          B-                15          15,150
Sr Note 11-15-09 (R)                                           10.625          B-                20          20,500
                                                                                                     --------------
                                                                                                            154,782
                                                                                                     --------------
Energy (0.56%)
MidAmerican Energy Holdings Co.,
Sr Bond 09-15-28                                                8.480          BBB-              40          41,249
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                 30          29,175
                                                                                                     --------------
                                                                                                             70,424
                                                                                                     --------------
Finance (5.78%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          A-                30          29,259
CIT Group Holdings, Inc.,
Note 10-15-01                                                   5.500          A+                35          34,218
Commercial Credit Co.,
Note 07-01-02                                                   6.450          AA-               45          44,365
EES Coke Battery Co., Inc.,
Sr Sec Note 04-15-02 (R)                                        7.125          BBB                5           5,284
Finova Capital Corp.,
Note 11-01-02                                                   6.250          A-                60          58,204
Ford Capital B.V.,
Gtd Deb (Netherlands)
05-15-02 (Y)                                                    9.875          A+                50          52,914
Ford Motor Credit Co.,
Note 04-28-03                                                   6.125          A+                35          33,957
Note 10-28-09                                                   7.375          A+                45          44,426
General Motors Acceptance Corp.,
Note 12-01-01                                                   6.375          A                 45          44,502
Household Finance Corp.,
Note 11-01-02                                                   5.875          A                 70          67,421
Sr Note 09-25-04                                                5.875          A                 55          51,900
JCP Master Credit Card Trust,
Pass Thru Ctf Ser C Class A
06-15-00                                                        9.625          AA+               95          96,158
Marlin Water Trust & Marlin Water
Capital Corp., Sr Sec Note
12-15-01 (R)                                                    7.090          BBB               30          29,493
Midland Funding Corp. I,
Deb Ser C-94 07-23-02                                          10.330          BBB-              10           9,932
Sec Deb Ser C-91 07-23-02                                      10.330          BBB-              13          13,836
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB                40          43,194
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03 (Y)                               6.500          A                 65          62,390
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A
06-15-04 (R)                                                    8.400          BBB-               4           3,243
                                                                                                     --------------
                                                                                                            724,696
                                                                                                     --------------
Government - Foreign (0.17%)
Nova Scotia, Province of,
Deb (Canada) 11-15-19 (Y)                                       8.250          A-                20          20,885
                                                                                                     --------------
Government - U.S. (29.15%)
United States Treasury,
Bond 08-15-17                                                   8.875          AAA              557         673,185
Bond 02-15-23                                                   7.125          AAA            1,380       1,436,704
Note 05-15-01                                                   8.000          AAA               85          86,965
Note 05-15-02                                                   7.500          AAA              369         378,801
Note 08-15-03                                                   5.750          AAA              190         186,111
Note 02-15-05                                                   7.500          AAA              725         756,153
Note 07-15-06                                                   7.000          AAA              132         135,197
                                                                                                     --------------
                                                                                                          3,653,116
                                                                                                     --------------
Government - U.S. Agencies (14.22%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 12-01-12                                    6.500          AAA               36          35,169
30 Yr Pass Thru Ctf 06-01-29                                    6.000          AAA               20          18,004
Bond 05-15-29                                                   6.250          AAA              165         146,850
Note 04-15-03                                                   5.750          AAA              310         301,087
Note 05-14-04                                                   5.625          AAA               50          47,781
Note 08-15-04                                                   6.500          AAA              110         108,625
Note 09-15-09                                                   6.625          AAA              260         252,525
Pass Thru Ctf Ser 1997-M8
Class A-1 01-25-22                                              6.940          AAA                3           2,668
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 07-15-26                                    8.000          AAA               25          25,433
30 Yr Pass Thru Ctf 02-15-28                                    6.500          AAA               42          39,359
30 Yr Pass Thru Ctf 04-15-28                                    6.500          AAA              244         230,200
30 Yr Pass Thru Ctf 06-15-28
to 04-15-29                                                     7.000          AAA              564         545,033
30 Yr Pass Thru Ctf 01-01-29                                    7.500          AAA               30          29,662
                                                                                                     --------------
                                                                                                          1,782,396
                                                                                                     --------------
Insurance (1.01%)
Conseco, Inc.,
Note 10-15-06                                                   9.000          BBB+              35          35,787
Equitable Life Assurance Society
of the United States,
Surplus Note 12-01-05 (R)                                       6.950          AA                15          14,545
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26 (Y)                                      8.300          BBB+              15          13,300
Liberty Mutual Insurance Co.,
Surplus Note 10-15-26 (R)                                       7.875          A                 10           9,246
Massachusetts Mutual Life
Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA                 5           4,889
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                       7.500          AA-                5           4,575
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                                       6.625          AA-               20          18,718
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          A-                25          25,226
                                                                                                     --------------
                                                                                                            126,286
                                                                                                     --------------
Leasing Companies (0.15%)
United Rentals, Inc.,
Sr Sub Note Ser B 04-01-09                                      9.000          BB-               20          18,800
                                                                                                     --------------
Leisure (0.72%)
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                                7.500          BBB-              35          32,680
HMH Properties, Inc.,
Sr Gtd Sec Note Ser A 08-01-05                                  7.875          BB                20          18,450
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-                20          19,900
Trump Hotels & Casino Resorts
Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05                                               15.500          B-                 5           4,138
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+                15          15,000
                                                                                                     --------------
                                                                                                             90,168
                                                                                                     --------------
Media (4.44%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                          9.250          B+                17          17,106
Sr Note Ser B 07-15-03                                          8.125          B+                15          14,325
AMFM, Inc.,
Sr Sub Note 10-01-08                                            9.000          B                 25          26,000
Charter Communications Holdings, LLC,
Sr Note 04-01-09                                                8.625          B+                30          27,937
Comcast Cable Communications, Inc.,
Note 11-15-08                                                   6.200          BBB               45          40,696
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          BBB               60          62,132
Sr Sub Deb 05-15-16                                            10.500          BB-               20          22,100
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                          8.125          BB+               35          35,350
Echostar DBS Corp.,
Sr Note 02-01-09                                                9.375          B                 25          25,063
Falcon Holdings Group L.P.,
Sr Deb Ser B 04-15-10                                           8.375          B                 15          15,112
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11 (R)                                        8.625          B+                45          41,175
Sr Sub Note Ser B 10-01-09                                      8.750          B+                 7           6,580
Jones Intercable, Inc.,
Sr Note 04-15-08                                                7.625          BB                35          33,521
Liberty Media Group,
Note 07-15-29 (R)                                               8.500          BBB-              30          30,565
Mediacom LLC/Mediacom Capital
Corp., Sr Note Ser B 04-15-08                                   8.500          B+                20          18,650
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-              33          33,014
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          AA-               40          40,220
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB               38          41,616
TV Guide, Inc.,
Sr Sub Note Ser B 03-01-09                                      8.125          B+                25          24,938
                                                                                                     --------------
                                                                                                            556,100
                                                                                                     --------------
Medical (0.72%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                                  10.750          B+                37          35,890
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+                10           9,300
IASIS Healthcare Corp.,
Sr Sub Note 10-15-09 (R)                                       13.000          B-                20          20,600
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                           10.750          B+                23          24,150
                                                                                                     --------------
                                                                                                             89,940
                                                                                                     --------------
Metal (0.13%)
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                          12.000          BB-               15          15,750
                                                                                                     --------------
Mortgage Banking (3.15%)
Citibank Credit Card Master Trust I,
Pass Thru Ctf Ser 1997-7 Class A
08-15-02                                                        6.350          AAA               45          44,919
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1
08-15-08                                                        6.790          Aaa               49          47,678
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5
08-15-25                                                        8.100          AAA               10          10,078
Credit Suisse First Boston Mortgage
Securities Corp., Commercial Mtg
Pass Thru Ctf Ser 1998-C1 Class A-1A
12-17-07                                                        6.260          AAA               22          21,249
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9
02-15-29                                                        6.570          AAA               50          47,686
GMAC Commercial Mortgage Securities,
Inc., Pass Thru Ctf Ser 1997-C2
Class A-3 11-15-07                                              6.566          Aaa               25          23,437
HomeSide Lending, Inc.,
Medium Term Sr Note 05-15-03                                    6.200          A+                65          62,767
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4
03-20-25                                                        6.600          AAA               15          14,372
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7
12-15-38                                                        6.485          AAA               16          15,590
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1
10-15-06 (R)                                                    6.830          AAA               92          90,861
Salomon Brothers Mortgage Securities
VII, Inc., Mtg Pass Thru Ctf
Ser 1997-HUD2 Class A-2 07-25-24                                6.750          Aaa                6           5,927
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8
06-15-28                                                        7.220          AAA               10           9,956
                                                                                                     --------------
                                                                                                            394,520
                                                                                                     --------------
Oil & Gas (1.59%)
Amerada Hess Corp.,
Bond 10-01-29                                                   7.875          BBB               40          39,012
Apache Finance Canada Corp.,
Note (Canada) 12-15-29 (Y)                                      7.750          BBB+              25          24,187
CMS Panhandle Holding Co.,
Sr Note 07-15-29 (R)                                            7.000          BBB-              20          17,664
Lyondell Chemical Co.,
Sr Sec Note Ser A 05-01-07                                      9.625          BB                20          20,450
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                      8.875          BB-               15          14,888
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08 (Y)                                   6.625          BBB               30          27,737
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                            8.750          BB-               20          20,000
Triton Energy Ltd.,
Sr Note 04-15-02                                                8.750          BB-               35          35,263
                                                                                                     --------------
                                                                                                            199,201
                                                                                                     --------------
Paper & Paper Products (0.59%)
Abitibi-Consolidated, Inc.,
Deb (Canada) 08-01-29 (Y)                                       8.500          BBB-              25          24,100
Fort James Corp.,
Sr Note 09-15-02                                                6.500          BBB                5           4,901
Packaging Corp. of America,
Sr Sub Note Ser B 04-01-09 (R)                                  9.625          B                 15          15,338
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                                     12.000          B+                28          29,260
                                                                                                     --------------
                                                                                                             73,599
                                                                                                     --------------
Real Estate Investment Trust (1.10%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB-              20          17,719
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB-              25          24,007
Camden Property Trust,
Sr Note 04-15-04                                                7.000          BBB               30          28,945
Liberty Property L.P.,
Medium Term Note 06-05-02                                       6.600          BBB-              40          38,780
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+              25          23,844
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                                   7.300          BB                 5           4,835
                                                                                                     --------------
                                                                                                            138,130
                                                                                                     --------------
Retail (0.97%)
Dillard's, Inc.,
Note 08-01-18                                                   7.130          BBB               30          25,711
Great Atlantic & Pacific Tea Co., Inc.
(The) Note 04-15-07                                             7.750          BBB-              20          18,738
Kmart Corp.,
Sr Note 12-01-04                                                8.375          BB+               15          14,954
Meyer (Fred), Inc.,
Note 03-01-08                                                   7.450          BBB-              35          34,083
Pathmark Stores, Inc.,
Sub Note 06-15-02                                              11.625          CCC+              40          14,000
Safeway, Inc.,
Sr Note 11-15-01                                                5.875          BBB               15          14,650
                                                                                                     --------------
                                                                                                            122,136
                                                                                                     --------------
Revenue Bonds (0.44%)
Massachusetts Bay Transportation Auth,
Gen Trans Sys Ser 1998B 03-01-28                                5.000          AAA               20          16,751
Metropolitan Transportation Auth,
Dedicated Tax Fund Rev Ser 1998A
04-01-23                                                        5.000          AAA               45          38,540
                                                                                                     --------------
                                                                                                             55,291
                                                                                                     --------------
Soap & Cleaning Preparations (0.43%)
Procter & Gamble Co. (The),
Note 09-15-09                                                   6.875          AA                55          53,727
                                                                                                     --------------

Steel (0.62%)
National Steel Corp.,
1st Mtg Ser D 03-01-09                                          9.875          B+                25          25,688
UCAR Global Enterprises, Inc.,
Sr Sub Note Ser B 01-15-05                                     12.000          B                 50          52,250
                                                                                                     --------------
                                                                                                             77,938
                                                                                                     --------------
Telecommunications (6.33%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                           10.750          B-                17          15,597
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%,
05-01-04) (Canada) 05-01-09 (A) (Y)                              Zero          B                 50          30,375
Sr Disc Note, Step Coupon (14.75%,
12-15-00) (Canada) 12-15-05 (A) (Y)                              Zero          B3                15          14,700
Colt Telecom Group Plc,
Sr Note (Euro) 12-15-09 (R) #                                   7.625          B                 30          30,224
Crown Castle International Corp.,
Sr Note 05-15-11                                                9.000          B                 35          34,475
Global Crossing Holdings Ltd.,
Sr Note 11-15-06 (R)                                            9.125          BB                15          14,812
Sr Note 11-15-09 (R)                                            9.500          BB                30          29,662
Hermes Europe Railtel BV,
Sr Note (Netherlands) 08-15-07 (Y)                             11.500          B                 25          25,625
Sr Note (Netherlands) 01-15-09 (Y)                             10.375          B                 10           9,900
Jazztel Plc,
Sr Note (Euro) 12-15-09 (R) #                                  13.250          CCC+              30          30,375
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BB+               30          28,844
Level 3 Communications, Inc.,
Sr Note 05-01-08                                                9.125          B                 20          18,900
McLeodUSA, Inc.,
Sr Note 11-01-08                                                9.500          B+                30          30,075
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                         10.000          B+                35          35,788
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                                  12.000          BBB               15          17,400
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon (9.95%,
02-15-03) 02-15-08 (A)                                           Zero          B                 30          21,075
Sr Note 11-15-09 (R)                                            9.375          B                 25          24,563
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                               10.750          B                 35          36,050
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-                35          37,800
Omnipoint Corp.,
Sr Note 09-15-09 (R)                                           11.500          CCC+              20          21,600
Orange Plc,
Sr Note (United Kingdom)
08-01-08 (Y)                                                    8.000          BBB               25          25,438
RCN Corp.,
Sr Note 10-15-07                                               10.000          B-                20          19,900
Sprint Capital Corp.,
Gtd Note 05-01-04                                               5.875          BBB+              65          61,304
Gtd Note 05-01-19                                               6.900          BBB+              40          36,379
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04) 04-15-09 (A)                                 Zero          B3                25          15,750
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon (12.75%,
05-15-04) 05-15-09 (A) (R)                                       Zero          B3                10           6,300
Triton PCS, Inc.,
Gtd Sr Sub Disc Note, Step Coupon
(11.00%, 05-01-03) 05-01-08 (A)                                  Zero          CCC+              20          14,150
United Pan-Europe Communications N.V.,
Sr Note (Netherlands) 11-01-09
(R) (Y)                                                        11.250          B                 15          15,375
WorldCom, Inc.,
Sr Note 08-15-01                                                6.125          A-                60          59,351
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (R) (Y)                              12.500          B+                30          31,350
                                                                                                     --------------
                                                                                                            793,137
                                                                                                     --------------
Transportation (2.54%)
America West Airlines,
Pass Thru Ctf Ser B 01-02-08                                    6.930          A-                 4           3,510
Continental Airlines,
Pass Thru Ctf Ser 1999-1A 08-02-20                              6.545          AA+               60          54,508
Pass Thru Ctf Ser 1997-2C 06-30-04                              7.206          BBB               17          16,904
Note 12-15-05                                                   8.000          BB-               25          23,062
Delta Air Lines, Inc.,
Deb 12-15-29 (R)                                                8.300          BBB-              25          24,307
Fine Air Services, Inc.,
Sr Note 06-01-08                                                9.875          B                 15          12,750
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500          BBB-              30          30,105
Northwest Airlines, Inc.,
Pass Thru Ctf Ser 1996-1D 01-02-15                              8.970          BBB-               5           4,725
Gtd Note 03-15-04                                               8.375          BB                25          23,649
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA                39          40,188
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1989-A2 01-01-13                              9.820          BB                40          38,200
Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200          BB                38          39,409
Wisconsin Central Transportation Corp.,
Note 04-15-08                                                   6.625          BBB-               8           7,324
                                                                                                     --------------
                                                                                                            318,641
                                                                                                     --------------
Utilities (7.73%)
AES Corp.,
Sr Sub Note 07-15-06                                           10.250          BB                10          10,150
AES Eastern Energy,
Pass Thru Ctf 01-02-17 (R)                                      9.000          BBB-              25          23,516
Avon Energy Partners Holdings,
Sr Note (United Kingdom) 12-11-02
(R) (Y)                                                         6.730          A-                40          39,008
Beaver Valley Funding Corp,
Deb 06-01-07                                                    8.625          BB-               60          60,078
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-               23          23,057
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                              8.890          BB-                5           5,062
Calpine Corp.,
Sr Note 04-01-08                                                7.875          BB+               15          14,287
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+               45          46,462
Sr Sec Note Ser D 11-01-17                                      7.880          BB+               20          18,968
CMS Energy Corp.,
Sr Note 01-15-04                                                6.750          BB                55          52,535
Sr Note 05-15-02                                                8.125          BB                25          24,746
Sr Note 01-15-09                                                7.500          BB                35          32,200
Connecticut Light & Power Co.,
1st Mtg Bond Ser C 06-01-02                                     7.750          BBB-              45          45,552
East Coast Power LLC,
Sr Sec Note 03-31-08 (R)                                        6.737          BBB-              47          44,923
Sr Sec Note 03-31-12 (R)                                        7.066          BBB-              50          45,000
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-              39          41,296
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-              26          24,839
GTE North, Inc.,
Deb Ser H 11-15-08                                              5.650          AA-               75          66,466
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                                  9.400          A+                30          34,795
Gtd Bond (Canada) 01-15-22 (Y)                                  8.400          A+                20          21,218
Iberdrola International B.V.,
Note 10-01-02                                                   7.500          AA-               35          35,222
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-                40          39,900
Niagara Mohawk Power Corp.,
Deb 01-01-18                                                    8.770          BBB               45          45,950
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                          9.050          BB+                8           8,108
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BB+                4           3,569
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A
Class A-6 03-01-09                                              6.050          AAA               35          32,834
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-               30          30,938
U.S. WEST Capital Funding, Inc.,
Gtd Bond 07-15-28                                               6.875          A-                40          34,990
Waterford 3 Funding Corp.,
Sec Lease Oblig Bond 01-02-17                                   8.090          BBB-              66          63,283
                                                                                                     --------------
                                                                                                            968,952
                                                                                                     --------------
TOTAL BONDS
(Cost $11,694,423)                                                                          (89.60%)     11,228,394
                                                                                           --------  --------------

                                                                                          NUMBER OF
                                                                                             SHARES
                                                                                          ---------
WARRANTS
Telecommunications (0.01%)
MetroNet Communications Corp.
(Canada) (R) (Y)                                                                                  5             675
                                                                                           --------  --------------
TOTAL WARRANTS
(Cost $51)                                                                                   (0.01%)            675
                                                                                           --------  --------------

                                                                            INTEREST        PAR VALUE
                                                                                RATE    (000s OMITTED)
                                                                           ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.55%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99, due 01-03-00 (Secured by
U.S. Treasury Bond, 10.625% due
08-15-15, and U.S. Treasury Notes,
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                                        2.490%          $1,196     1,196,000
                                                                                                        -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                                              441
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS                                                                   (9.55%)    1,196,441
                                                                                           ----------   -----------
TOTAL INVESTMENTS                                                                             (99.16%)   12,425,510
                                                                                           ----------   -----------
OTHER ASSETS AND LIABILITIES, NET                                                              (0.84%)      105,078
                                                                                           ----------   -----------
TOTAL NET ASSETS                                                                             (100.00%)  $12,530,588
                                                                                           ==========   ===========

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc., where Standard & Poor's ratings are not available.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,146,635 or 9.15% of net assets as of December 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. High Yield Bond Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. High Yield Bond Fund on
December 31, 1999. It is divided into four main categories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST        CREDIT       PAR VALUE          MARKET
ISSUER, DESCRIPTION                                              RATE       RATING*  (000s OMITTED)           VALUE
--------------------------                             --------------  ------------  --------------  --------------
BONDS
Aerospace (0.15%)
Compass Aerospace Corp.,
Sr Sub Note Ser C 04-15-05 (R)                                 10.125%         B-               $25         $13,812
                                                                                                     --------------
Agricultural Operations (0.05%)
Iowa Select Farms L.P./ISF Finance, Inc.,
Sr Sub Note 12-01-05 (R)                                       10.750          CCC+              10           4,750
                                                                                                     --------------

Automobile/Trucks (0.26%)
J.B. Poindexter & Co., Inc.,
Sr Note 05-15-04                                               12.500          B                 25          23,875
                                                                                                     --------------
Building (0.77%)
Amatek Industries Property Ltd.,
Sr Sub Note (Australia) 02-15-08 (Y)                           12.000          B                 25          24,000
Nortek, Inc.,
Sr Note 08-01-08                                                8.875          B+                50          47,500
                                                                                                     --------------
                                                                                                             71,500
                                                                                                     --------------
Chemicals (2.88%)
General Chemical Industrial
Products, Inc.,
Sr Sub Note 05-01-09                                           10.625          B+                50          49,500
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09 (R)                                       10.125          B+               100         102,500
Huntsman ICI Holdings LLC,
Sr Disc Note 12-31-09 (R)                                        Zero          B+               100          30,125
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) (Y)                                 10.625          B+               125          85,000
                                                                                                     --------------
                                                                                                            267,125
                                                                                                     --------------
Computers (3.73%)
ENTEX Information Services, Inc.,
Sr Sub Note 08-01-06                                           12.500          B-                25          11,250
Exodus Communications, Inc.,
Sr Note 07-01-08                                               11.250          B-                75          77,813
Sr Note 12-15-09 (R)                                           10.750          B-                50          50,875
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-                25          26,250
Sr Note Ser B 02-15-05                                         10.000          B-               130         129,025
Verio, Inc.,
Sr Note 11-15-09 (R)                                           10.625          B-                50          51,250
                                                                                                     --------------
                                                                                                            346,463
                                                                                                     --------------
Consumer Products - Misc. (1.31%)
Diamond Brands Operating Corp.,
Sr Sub Note 04-15-08                                           10.125          CCC+             100          77,000
Indesco International, Inc.,
Sr Sub Note 04-15-08                                            9.750          B-               100          45,000
                                                                                                     --------------
                                                                                                            122,000
                                                                                                     --------------
Containers (2.92%)
Gaylord Container Corp.,
Sr Note Ser B 06-15-07                                          9.375          B-                15          13,912
Sr Sub Note Ser B 02-15-08                                      9.875          CCC+             100          86,000
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                       10.875          CCC+              20          19,600
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental
Int Cert) 04-01-02                                             12.250          B-               150         151,875
                                                                                                     --------------
                                                                                                            271,387
                                                                                                     --------------
Cosmetics & Personal Care (1.09%)
Carson, Inc.,
Gtd Sr Sub Note Ser B 11-01-07                                 10.375          CCC+              65          52,000
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08                                           11.000          B+                75          45,750
Styling Technology Corp.,
Gtd Sr Sub Note 07-01-08                                       10.875          D                 10           3,500
                                                                                                     --------------
                                                                                                            101,250
                                                                                                     --------------
Diversified Operations (0.86%)
Diamond Holdings Plc,
Bond (British Pound Sterling)
02-01-08 #                                                     10.000          B-                50          79,928
                                                                                                     --------------
Electronics (0.14%)
Pacific Aerospace & Electronics, Inc.,
Gtd Sr Sub Note 08-01-05                                       11.250          CCC+              25          13,000
                                                                                                     --------------
Energy (1.61%)
AEI Resources, Inc./AEI Resources
Holdings, Inc.,
Gtd Note 12-15-05 (R)                                          10.500          CCC-              75          52,500
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                100          97,250
                                                                                                     --------------
                                                                                                            149,750
                                                                                                     --------------
Fiber Optics (0.85%)
Williams Communications Group, Inc.,
Sr Note 10-01-09                                               10.875          BB-               75          78,469
                                                                                                     --------------
Finance (0.86%)
ASAT Finance LLC,
Unit (Sr Note & Warrant)
11-01-06 (R)                                                   12.500          B                 50          54,250
PTC International Finance II S.A.,
Gtd Sr Sub Note (Euro)
12-01-09 # (R)                                                 11.250          B+                25          25,942
                                                                                                     --------------
                                                                                                             80,192
                                                                                                     --------------
Food (2.19%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B                100         100,500
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (Y)                               11.750          B+               125         102,500
                                                                                                     --------------
                                                                                                            203,000
                                                                                                     --------------
Insurance (0.45%)
Willis Corroon Corp.,
Gtd Sr Sub Note 02-01-09                                        9.000          B+                50          41,625
                                                                                                     --------------
Leisure (5.73%)
Claridge Hotel & Casino Corp.,
1st Mtg Note 02-01-02                                          11.750          D                 50          28,875
Fitzgerald's Gaming Corp.,
Gtd Sr Sec Note Ser B 12-15-04                                 12.250          D                 50          26,875
Hollywood Casino Shreveport,
1st Mtg Bond 08-01-06 (R)                                      13.000          B                 50          53,500
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-                75          74,625
Production Resource Group LLC,
Sr Sub Note 01-15-08                                           11.500          B-                25          22,250
Regal Cinemas, Inc.,
Sr Sub Note 06-01-08                                            9.500          B-                25          19,000
SC International Services, Inc.,
Sr Sub Note Ser B 09-01-07                                      9.250          B                 30          27,900
SFX Entertainment, Inc.,
Sr Sub Note 02-01-08                                            9.125          B-               100          94,000
Six Flags Entertainment Corp.,
Gtd Sr Note 04-01-06                                            8.875          B-               100          97,750
Venetian Casino Resort LLC/Las Vegas
Sands, Inc.,
1st Mtg Note 11-15-04                                          12.250          B-               100          87,250
                                                                                                     --------------
                                                                                                            532,025
                                                                                                     --------------
Machinery (0.19%)
Glasstech, Inc.,
Sr Note Ser B 07-01-04                                         12.750          B3                25          17,375
                                                                                                     --------------
Manufacturing (1.72%)
AP Holdings, Inc.,
Sr Disc Note, Step Coupon (11.25%,
03-15-03) 03-15-08 (A)                                           Zero          B-               200          80,000
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08                                           11.250          B-                75          67,125
ICON Health & Fitness, Inc.,
Gtd Note 09-27-05                                              12.000          B                 22          12,210
                                                                                                     --------------
                                                                                                            159,335
                                                                                                     --------------
Media (1.63%)
CD Radio, Inc.,
Sr Disc Note, Step Coupon (15.00%,
12-01-02) 12-01-07 (A)                                           Zero          CCC+             110          57,200
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon
(12.625%, 03-01-03) 03-01-08 (A)                                 Zero          B-                25           9,125
Regional Independent Media Group Plc,
Sr Disc Note, Step Coupon (12.875%,
07-01-03) (United Kingdom)
07-01-08 # (A)                                                   Zero          B3                20          20,668
Sr Note (United Kingdom)
07-01-08 (Y)                                                   10.500          B-                 5           4,900
Supercanal Holdings S.A./Supercanal
S.A., Sr Note (Argentina) 05-15-05 (R) (Y)                     11.500          D                 24          12,360
United International Holdings, Inc.,
Sr Disc Note, Step Coupon (10.75%,
02-15-03) 02-15-08 (A)                                           Zero          B-                75          47,438
                                                                                                     --------------
                                                                                                            151,691
                                                                                                     --------------

Medical (0.33%)
Total Renal Care Holdings, Inc.,
Conv Sub Note 05-15-09 (R)                                      7.000          B                 50          30,500
                                                                                                     --------------
Metal (4.03%)
ALatief Freeport Finance Co. B.V. (P.T.),
Sr Note 04-15-01                                                9.750          CCC+              50          43,750
Doe Run Resources Corp.,
Gtd Sr Note Ser B 03-15-03                                     12.231          B-                25          23,000
Gtd Sr Note Ser B 03-15-05                                     11.250          B-                10           9,200
Freeport-McMoRan Copper & Gold, Inc.,
Sr Note 11-15-06                                                7.500          CCC               75          54,375
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                          12.000          BB-               25          26,250
Kappa Beheer B.V.,
Sr Sub Note (Netherlands)
07-15-09 (R) (Y)                                               10.625          B                 75          78,375
Sr Sub Note, Step Coupon
(12.50%, 07-15-04) (Euro)
07-15-09 # (A)                                                   Zero          B                100          63,469
TVX Gold, Inc.,
Conv Sub Note (Canada)
03-28-02 (Y)                                                    5.000          B-               100          76,000
                                                                                                     --------------
                                                                                                            374,419
                                                                                                     --------------
Oil & Gas (6.98%)
Comstock Resources, Inc.,
Gtd Sr Note 05-01-07                                           11.250          B                 75          76,875
Frontier Oil Corp.,
Sr Note 11-15-09                                               11.750          B+                50          49,250
Gothic Energy Corp.,
Sr Disc Note, Step Coupon
(14.125%, 05-01-02) 05-01-06 (A)                                 Zero          CCC-              10           3,500
Gothic Production Corp.,
Sr Sec Note Ser B 05-01-05                                     11.125          CCC+              25          21,000
Great Lakes Acquisition Corp.,
Sr Disc Deb, Step Coupon
(13.125%, 05-15-03) 05-15-09 (A)                                 Zero          B-               200         106,000
Key Energy Services, Inc.,
Conv Sub Note 09-15-04 (R)                                      5.000          B                 80          56,400
Conv Sub Note 09-15-04                                          5.000          Caa2             143         100,815
Sr Sub Note Ser B 01-15-09                                     14.000          B-               100         109,000
Mariner Energy, Inc.,
Sr Sub Note Ser B 08-01-06                                     10.500          B-                10           8,975
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway)
06-01-08 (Y)                                                   10.250          B-                55          45,650
PANACO, Inc.,
Gtd Sr Sub Note Ser B 10-01-04                                 10.625          CCC               10           7,000
R&B Falcon Corp.,
Gtd Sr Note 12-15-03                                            9.125          B+                60          57,000
Universal Compression, Inc.,
Sr Disc Note, Step Coupon
(9.875%, 02-15-03) 02-15-08 (A)                                  Zero          B                 10           6,300
                                                                                                     --------------
                                                                                                            647,765
                                                                                                     --------------
Paper & Paper Products (5.41%)
Advance Agro Capital B.V.,
Gtd Sr Note (Thailand) 11-15-07 (Y)                            13.000          CC                50          36,500
APP Finance (VII) Mauritius Ltd.,
Gtd Note (Indonesia) 04-30-03 (R) (Y)                           3.500          CCC+              10           7,200
APP International Finance Co. B.V.,
Gtd Sec Note (Indonesia)
10-01-05 (Y)                                                   11.750          CCC+             150         126,000
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                                     12.625          BB-              125         124,375
Packaging Corp. of America,
Sr Sub Note Ser B 04-01-09                                      9.625          B                150         153,375
Repap New Brunswick, Inc.,
Sr Sec 2nd Priority Note (Canada)
04-15-05 (Y)                                                   10.625          CCC+              50          46,250
Sappi BVI Finance Ltd.,
Gtd Conv Bond (South Africa)
08-01-02 (R) (Y)                                                7.500          BB-               10           9,000
                                                                                                     --------------
                                                                                                            502,700
                                                                                                     --------------
Real Estate Operations (0.23%)
Signature Resorts, Inc.,
Conv Sub Note 01-15-07                                          5.750          B                 35          21,394
                                                                                                     --------------
REIT (0.25%)
Host Marriott L.P.,
Gtd Sr Note 02-15-06                                            8.375          BB                25          23,500
                                                                                                     --------------
Retail (1.67%)
Ames Department Stores, Inc.,
Gtd Sr Note 04-15-06                                           10.000          B+                50          49,250
Imperial Home Decor Group, Inc.,
Gtd Sr Sub Note 03-15-08                                       11.000          D                125          23,750
Pathmark Stores, Inc.,
Sub Note 06-15-02                                              11.625          CCC+              55          19,250
RAB Holdings, Inc.,
Sr Note 05-01-08 (R)                                           13.000          CCC              120          57,600
SpinCycle, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 05-01-01)
05-01-05 (A)                                                     Zero          CCC+              25           5,500
                                                                                                     --------------
                                                                                                            155,350
                                                                                                     --------------
Steel (2.90%)
Gulf States Steel, Inc. of Alabama,
1st Mtg Bond 04-15-03                                          13.500          Caa3             100          10,000
Metallurg, Inc.,
Gtd Sr Note Ser B 12-01-07                                     11.000          B-                30          26,700
Metallurg Holdings, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 07-15-03) 07-15-08 (A)                                  Zero          CCC+              50          16,000
NSM Steel, Inc./NSM Steel Ltd.,
Gtd Sr Sub Mtg Note Ser B
02-01-08 (R)                                                   12.250          D                 75             750
Oregon Steel CF&I,
Note 03-31-03 (r)                                               9.500          B                 75          72,463
Renco Steel Holdings,
Sr Sec Note Ser B 02-01-05                                     10.875          B-                25          22,313
Weirton Steel Corp.,
Sr Note 07-01-04                                               11.375          B                125         120,625
                                                                                                     --------------
                                                                                                            268,851
                                                                                                     --------------
Telecommunications (22.52%)
AMSC Acquisition Co., Inc.,
Sr Note Ser B 04-01-08                                         12.250          B-                40          32,800
COLT Telecom Group Plc,
Sr Note (Germany) 07-31-08 #                                    7.625          B                200         103,535
Crown Castle International Corp.,
Sr Disc Note, Step Coupon
(10.625%, 11-15-02) 11-15-07 (A)                                 Zero          B                 10           7,475
Sr Note 05-15-11                                                9.000          B                 25          24,625
CTI Holdings S.A.,
Sr Note, Step Coupon (11.25%,
04-15-03) (Argentina) 04-15-08 (A) (Y)                           Zero          B                 75          43,950
Dolphin Telecom Plc,
Sr Disc Note Ser B, Step Coupon
(14.00%, 05-15-04)
(United Kingdom) 05-15-09 (A) (Y)                                Zero          CCC+              50          22,500
Sr Disc Note, Step Coupon
(11.50%, 06-01-03)
(United Kingdom) 06-01-08 (A) (Y)                                Zero          B-                60          27,450
Esprit Telecom Group Plc,
Sr Note (Germany) 06-15-08 #                                   11.000          BB-               60          30,983
Global TeleSystems Group, Inc.,
Sr Note 02-15-05                                                9.875          B-                50          45,750
Hermes Europe Railtel BV,
Sr Note (Netherlands) 01-15-09 (Y)                             10.375          B                 50          49,500
International Wireless Communications,
Inc., Sr Sec Disc Note 08-15-01                                  Zero          B-                50           4,500
ITC DeltaCom, Inc.,
Sr Note 11-15-08                                                9.750          B                100         101,000
Jazztel Plc,
Sr Note (Euro) 12-15-09 # (R)                                  13.250          CCC+              50          50,624
KMC Telecom Holdings, Inc.,
Sr Note 05-15-09 (R)                                           13.500          B-               100          99,000
McLeodUSA, Inc.,
Sr Disc Note, Step Coupon
(10.50%, 03-01-02)
03-01-07 (A)                                                     Zero          B+                20          16,200
Sr Note 03-15-08                                                8.375          B+                35          33,250
Sr Note 11-01-08                                                9.500          B+               100         100,250
Metromedia Fiber Network, Inc.,
Sr Note 12-15-09                                               10.000          B+                75          76,688
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon
(14.00%, 02-01-04)
02-01-09 (A)                                                     Zero          CCC+              25          16,375
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                               10.750          B                 75          77,250
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-                50          54,000
Sr Note, Step Coupon
(12.375%, 10-01-03)
10-01-08 (A)                                                     Zero          B-               100          69,750
Nuevo Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (R)                                  14.250          B+                35          36,225
Omnipoint Corp.,
Sr Note 09-15-09 (R)                                           11.500          CCC+              25          27,000
ONO Finance Plc,
Sr Sub Note (United Kingdom)
05-01-09 (Y)                                                   13.000          CCC+              50          52,000
Pac-West Telecomm, Inc.,
Sr Note 02-01-09                                               13.500          B                 50          51,750
Pegasus Communications Corp.,
Sr Sub Note 08-01-07 (R)                                       12.500          CCC+              35          37,713
Primus Telecommunications Group, Inc.,
Sr Note 10-15-09 (R)                                           12.750          B-                50          51,750
Spectrasite Holdings, Inc.,
Sr Disc Note, Step Coupon
(11.25%, 04-15-04)
04-15-09 (A)                                                     Zero          B-               100          53,500
Tele1 Europe B.V.,
Sr Note (Euro) 12-01-09 # (R)                                  11.875          B-                50          50,876
Telewest Communications Plc,
Sr Disc Note, Step Coupon
(9.875%, 04-15-04) (United
Kingdom) 04-15-09 # (A) (R)                                      Zero          B+                25          25,633
Teligent, Inc.,
Sr Note 12-01-07                                               11.500          CCC               16          15,600
United Pan-Europe Communications N.V.,
Sr Disc Note, Step Coupon
(13.375%, 11-01-04) (Euro)
11-01-09 # (A) (R)                                               Zero          B-                50          27,957
Sr Note (Euro) 11-01-07 # (R)                                  10.875          B-                50          51,632
Sr Note (Euro) 11-01-09 # (R)                                  11.250          B-                25          25,816
VersaTel Telecom International N.V.,
Sr Note (Netherlands) 05-15-08 (Y)                             13.250          B-               125         133,125
Sr Note (Netherlands) 07-15-09 (Y)                             11.875          B-                25          25,500
Viatel, Inc.,
Sr Note (Germany) 04-15-08 #                                   11.150          Caa1             170          87,567
Sr Sec Note 04-15-08                                           11.250          B-                75          74,625
WinStar Communications, Inc.,
Sr Sub Def Int Note (11.00%,
03-15-03) 03-15-08 (A)                                           Zero          CCC               34          32,640
World Access, Inc.,
Sr Note 01-15-08                                               13.250          CCC              100          91,000
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (Y)                                  12.500          B+                50          52,250
                                                                                                     --------------
                                                                                                          2,091,614
                                                                                                     --------------
Textile (1.37%)
Polymer Group, Inc.,
Sr Sub Note 03-01-08                                            8.750          B                 35          33,600
Steel Heddle Group, Inc.,
Sr Disc Deb, Step Coupon
(13.75%, 06-01-03)
06-01-09 (A)                                                     Zero          CCC+             200          26,000
Steel Heddle Manufacturing Co.,
Gtd Sr Sub Note Ser B 06-01-08                                 10.625          CCC+              50          20,000
Tropical Sportswear International Corp.,
Sr Sub Note Ser A 06-15-08                                     11.000          B-                50          48,000
                                                                                                     --------------
                                                                                                            127,600
                                                                                                     --------------
Transportation (5.75%)
Cenargo International Plc,
1st Mtg Note (United Kingdom)
06-15-08 (Y)                                                    9.750          B+                20          16,650
Continental Airlines,
Sr Note 12-15-05                                                8.000          BB-               25          23,063
Fine Air Services, Inc.,
Sr Note 06-01-08                                                9.875          B                100          85,000
North American Van Lines, Inc.,
Sr Sub Note 12-01-09 (R)                                       13.375          B-                75          75,000
Northwest Airlines Corp.,
Gtd Note 03-15-07                                               8.700          BB               100          92,495
Pacer International, Inc.,
Sr Sub Note 06-01-07                                           11.750          B-                50          50,750
Pacific & Atlantic Holdings, Inc.,
1st Mtg Note (Greece) 05-30-08 (Y)                             11.500          CC                50          19,000
US Airways, Inc.,
Pass Thru Ctf Ser 1993-A3
03-01-13                                                       10.375          BB                50          48,000
Sr Note 02-01-01                                                9.625          B                 75          74,625
Worldwide Flight Services, Inc.,
Unit (Sr Note & Warrant)
08-15-07 (R)                                                   12.250          B                 50          49,750
                                                                                                     --------------
                                                                                                            534,333
                                                                                                     --------------
Waste Disposal Service & Equip. (1.58%)
Waste Systems International, Inc.,
Gtd Sr Note 01-15-06                                           11.500          B                 15          14,531
Sub Note 05-13-05 (R)                                           7.000          CCC+             159         132,321
                                                                                                     --------------
                                                                                                            146,852
                                                                                                     --------------
TOTAL BONDS
(Cost $8,816,927)                                                                           (82.41%)      7,653,430
                                                                                           --------  --------------

                                                                                          NUMBER OF
                                                                                             SHARES
                                                                                        OR WARRANTS
                                                                                          ---------
COMMON STOCKS
Abitibi-Consolidated, Inc. (Canada)                                                          12,500         148,438
American Pacific Corp.**                                                                      5,000          42,500
Continental Airlines, Inc. (Class B)**                                                          800          35,500
Gaylord Container Corp. (Class A)                                                             6,000          40,875
Grey Wolf, Inc.**                                                                            23,800          68,425
Key Energy Services, Inc.**                                                                  25,000         129,688
KLM Royal Dutch Airlines
(Netherlands) #                                                                                  78           1,945
Northwest Airlines Corp.                                                                      3,250          72,313
Repap Enterprises, Inc. (Canada)** #                                                        150,000           8,265
Star Gas Partners, L.P.                                                                       3,300          43,725
Viatel, Inc.**                                                                                  423          22,683
Waste Systems International, Inc.**                                                           8,715          41,396
World Access, Inc.                                                                              314           6,044
                                                                                                     --------------
TOTAL COMMON STOCKS
(Cost $752,020)                                                                              (7.13%)        661,797
                                                                                           --------  --------------

PREFERRED STOCKS AND WARRANTS
American Mobile Satellite Corp.,
Warrant (R)**                                                                                    40              --
Cumulus Media, Inc., 13.75%, Ser A,
Preferred Stock                                                                                  22          24,640
DIVA Systems Corp., Warrant**                                                                    75             150
Gothic Energy Corp., Warrant**                                                                   79              --
HF Holdings, Inc., Warrant**                                                                    212             318
Hills Stores Co., Warrant**                                                                  35,000              --
Key Energy Services, Inc., Warrant (R)**                                                        100           2,500
Nakornthai Strip Mill Plc, Warrant
(Thailand) (R)**                                                                             63,309              63
Nextel Communications, Inc., 11.125%, Ser E,
Payment-In-Kind, Preferred Stock                                                                179         179,000
ONO Finance Plc, Warrant (United
Kingdom) (R)**                                                                                   50           5,000
Packaging Corp. of America, 12.375%,
Payment-In-Kind, Preferred Stock                                                              2,116         231,702
R&B Falcon Corp., Warrant (R)**                                                                  50          12,500
R&B Falcon Corp., 13.875%,
Preferred Stock                                                                                  52          54,860
Sirius Satellite Radio, Inc., Conv, 10.50%, Ser C,
Preferred Stock                                                                                 200          36,000
SpinCycle, Inc., Warrant (R)**                                                                   25              --
Stone Container Corp., $1.75, Ser E,
Preferred Stock                                                                               3,000          70,500
VersaTel Telecom International
N.V., Warrant (R)**                                                                             125          50,000
Waste Systems International, Inc.,
Warrant (R)**                                                                                   225             169
                                                                                                     --------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $592,934)                                                                              (7.19%)        667,402
                                                                                           --------  --------------

                                                                            INTEREST        PAR VALUE
                                                                                RATE    (000s OMITTED)
                                                                           ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.52%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond 10.625% due
08-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                                      2.490%               $48        48,000
                                                                                                        -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                                              519
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $48,000)                                                    (0.52%)       48,519
                                                                                           ----------   -----------
TOTAL INVESTMENTS                                                                             (97.25%)    9,031,148
                                                                                           ----------   -----------
OTHER ASSETS AND LIABILITIES, NET                                                              (2.75%)      255,384
                                                                                           ----------   -----------
TOTAL NET ASSETS                                                                             (100.00%)   $9,286,532
                                                                                           ==========   ===========


NOTES TO SCHEDULE OF INVESTMENTS

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on December 31, 1999.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,588,218 or 17.10% of net assets as of December 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on these securities is as follows:

                                                       MARKET       MARKET
                                                   VALUE AS A     VALUE AT
                         ACQUISITION  ACQUISITION   % OF FUND  DECEMBER 31,
    ISSUER, DESCRIPTION         DATE         COST  NET ASSETS         1999
    -------------------  -----------  -----------  ----------  -----------
    Oregon Steel CF&I       05-14-98      $72,374       0.78%      $72,463

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Portfolio Concentration
December 31, 1999 (Unaudited)
-------------------------------------------------------------------------
The V.A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1999 assigned to country categories.

                                                MARKET VALUE
                                                   AS A % OF
COUNTRY DIVERSIFICATION                    FUND'S NET ASSETS
-----------------------                    -----------------
Argentina                                              1.73%
Australia                                              0.26
Brazil                                                 0.92
Canada                                                 3.60
Finland                                                0.69
Greece                                                 0.21
Indonesia                                              1.45
Luxembourg                                             0.28
Mexico                                                 1.35
Netherlands                                            4.84
Norway                                                 0.50
South Africa                                           0.10
Thailand                                               0.40
United Kingdom                                         4.78
United States                                         76.14
                                                    -------
TOTAL INVESTMENTS                                     97.25%
                                                    =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
BB                                                     4.91%
B                                                     59.81
CCC                                                   16.06
CC                                                     0.60
D                                                      1.03
                                                    -------
TOTAL BONDS                                          82.41%
                                                    =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Money Market Fund

Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on
December 31, 1999.


                                                             INTEREST        QUALITY      PAR VALUE          MARKET
ISSUER, DESCRIPTION                                              RATE         RATING* (000s OMITTED)          VALUE
-------------------                                      ------------     -----------  ------------  --------------
COMMERCIAL PAPER
Automotive (0.83%)
Ford Motor Credit Co.,
01-13-00                                                        6.400%         Tier 1          $275        $274,413
                                                                                                     --------------
Banking (3.01%)
Bank of America FSB,
02-22-00                                                        5.120          Tier 1         1,000         992,604
                                                                                                     --------------
Beverages (4.24%)
Coca-Cola Co.,
01-18-00                                                        5.730          Tier 1         1,400       1,396,212
                                                                                                     --------------
Broker Services (7.19%)
Goldman Sachs Group, L.P.,
04-28-00                                                        6.000          Tier 1         1,400       1,372,467
Merrill Lynch & Co., Inc.,
01-21-00                                                        6.330          Tier 1         1,000         996,483
                                                                                                     --------------
                                                                                                          2,368,950
                                                                                                     --------------
Chemicals (4.23%)
DuPont (E.I.) de Nemours & Co.,
01-21-00                                                        6.060          Tier 1         1,400       1,395,287
                                                                                                     --------------
Finance (4.01%)
General Electric Corp.,
01-27-00                                                        6.450          Tier 1           330         328,463
International Lease Finance,
02-11-00                                                        5.740          Tier 1         1,000         993,463
                                                                                                     --------------
                                                                                                          1,321,926
                                                                                                     --------------
Oil & Gas (4.23%)
Chevron USA, Inc.,
01-26-00                                                        6.400          Tier 1         1,400       1,393,778
                                                                                                     --------------
Utilities (4.24%)
Bell Atlantic Network Funding,
01-21-00                                                        5.820          Tier 1         1,400       1,395,473
                                                                                                     --------------
TOTAL COMMERCIAL PAPER
(Cost $10,538,643)                                                                          (31.98%)     10,538,643
                                                                                           --------  --------------
CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (4.09%)
General Motors Acceptance Corp.,
08-07-00                                                        5.800          Tier 1         1,350       1,347,391
                                                                                                     --------------
Finance (5.22%)
CIT Group Holdings, Inc.,
01-28-00                                                        6.400          Tier 1           720         720,378
General Electric Capital Corp.,
05-15-00                                                        5.890          Tier 1                       999,634
                                                                                                     --------------
                                                                                                          1,720,012
                                                                                                     --------------
Mortgage Banking (3.04%)
Countrywide Home Loans,
01-13-00                                                        5.250          Tier 1         1,000         999,647
                                                                                                     --------------
Utilities (4.26%)
Duke Power Co.,
06-01-00                                                        7.000          Tier 1         1,400       1,404,801
                                                                                                     --------------
TOTAL CORPORATE INTEREST BEARING OBLIGATIONS
(Cost $5,471,851)                                                                           (16.61%)      5,471,851
                                                                                           --------  --------------
U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (31.77%)
Federal Home Loan Bank.,
03-08-00                                                        5.160          Tier 1         5,000       4,994,646
Federal Home Loan Mortgage Corp.,
01-20-00                                                        5.200          Tier 1         1,650       1,645,472
01-31-00                                                        4.750          Tier 1         3,500       3,486,146
06-23-00                                                        5.600          Tier 1           353         343,445
                                                                                                     --------------
                                                                                                         10,469,709
                                                                                                     --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $10,469,709)                                                                          (31.77%)     10,469,709
                                                                                           --------  --------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,480,203)                                                                          (80.36%)     26,480,203
                                                                                           --------  --------------

                                                                           INTEREST
                                                                               RATE
                                                                         ----------
JOINT REPURCHASE AGREEMENT (18.13%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99, due 01-03-00 (Secured by
U.S. Treasury Bond 7.625% due 11-15-22
and U.S. Treasury Note 4.000% due
10-31-00) - Note B                                                           2.490%             5,973     5,973,000
                                                                                                        -----------
TOTAL JOINT REPURCHASE AGREEMENT                                                              (18.13%)    5,973,000
                                                                                           ----------   -----------
TOTAL INVESTMENTS                                                                             (98.49%)   32,453,203
                                                                                           ----------   -----------
OTHER ASSETS AND LIABILITIES, NET                                                              (1.51%)      498,304
                                                                                           ----------   -----------
TOTAL NET ASSETS                                                                             (100.00%)  $32,951,507
                                                                                           ==========   ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Strategic Income Fund

Schedule of Investments
December 31, 1999
-----------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Strategic Income Fund on December 31, 1999. It is divided into four main categories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           INTEREST         CREDIT       PAR VALUE           MARKET
ISSUER, DESCRIPTION                                            RATE         RATING*  (000s OMITTED)           VALUE
--------------------------                           --------------  --------------  --------------  --------------
BONDS
Advertising (0.94%)
Go Outdoor Systems Holding S.A.,
Sr Sub Note (France)
07-15-09 (E) (R)                                               10.500%         B-              $100        $106,286
Outdoor Systems, Inc.,
Sr Sub Note 10-15-06                                            9.375          B                100         102,750
                                                                                                     --------------
                                                                                                            209,036
                                                                                                     --------------
Beverages (1.31%)
Canandaigua Brands, Inc.,
Sr Sub Note 03-01-09                                            8.500          B+               200         190,000
National Wine & Spirits, Inc.,
Sr Note 01-15-09                                               10.125          B                100         101,750
                                                                                                     --------------
                                                                                                            291,750
                                                                                                     --------------
Building (0.41%)
Standard Pacific Corp.,
Sr Note 04-01-09                                                8.500          BB               100          92,500
                                                                                                     --------------
Business Services - Misc. (0.42%)
United Rentals, Inc.,
Sr Sub Note Ser B 08-15-08                                      8.800          BB-              100          93,250
                                                                                                     --------------
Chemicals (0.90%)
General Chemical Industrial
Products, Inc.,
Sr Sub Note 05-01-09                                           10.625          B+               100          99,000
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09 (R)                                       10.125          B+               100         102,500
                                                                                                     --------------
                                                                                                            201,500
                                                                                                     --------------
Computers (1.05%)
Exodus Communications, Inc.,
Sr Note (United States)
12-15-09 (E) (R)                                               10.750          B-               200         205,520
Unisys Corp.,
Sr Note 10-15-04                                               11.750          BB+               25          27,500
                                                                                                     --------------
                                                                                                            233,020
                                                                                                     --------------
Containers (0.92%)
Berry Plastics Corp.,
Sr Sub Note 04-15-04                                           12.250          B-               100         102,500
Consolidated Container Co. LLC/
Cons. Container Capital, Inc.,
Sr Sub Note 07-15-09 (R)                                       10.125          B                100         101,750
                                                                                                     --------------
                                                                                                            204,250
                                                                                                     --------------
Diversified Operations (0.46%)
Tenneco, Inc.,
Sr Sub Note 10-15-09 (R)                                       11.625          B+               100         102,000
                                                                                                     --------------
Electronics (0.37%)
Communications Instruments, Inc.,
Sr Sub Note Ser B 09-15-04                                     10.000          B-               100          83,000
                                                                                                     --------------
Energy (0.75%)
AEI Resources, Inc./
AEI Resources Holdings, Inc.,
Note 12-15-05 (R)                                              10.500          CCC-             100          70,000
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                100          97,250
                                                                                                     --------------
                                                                                                            167,250
                                                                                                     --------------
Finance (1.60%)
PTC International Finance II S.A.,
Sr Sub Note (Luxembourg)
12-01-09 (E) (R)                                               11.250          B+               100         103,767
Sovereign Bancorp, Inc.,
Sr Note 11-15-06                                               10.500          BB+              150         153,000
Sr Note 07-01-00                                                6.750          BB+              100          99,730
                                                                                                     --------------
                                                                                                            356,497
                                                                                                     --------------
Food (0.45%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B                100         100,500
                                                                                                     --------------
Government - Foreign (4.09%)
Canada, Government of,
Government Bond (Canada)
03-01-01 #                                                      7.500          AAA              400         281,311
Government Bond (Canada)
09-01-02 #                                                      5.500          AAA              150         102,025
Government Bond (Canada)
12-01-05 #                                                      8.750          AAA              165         127,640
United Kingdom of Great Britain
Treasury Gilts, Government Bond
(United Kingdom) 11-06-01 #                                     7.000          AAA               50          81,559
Government Bond (United Kingdom)
06-07-02 #                                                      7.000          AAA               70         114,555
Government Bond (United Kingdom)
06-10-03 #                                                      8.000          AAA              120         203,627
                                                                                                     --------------
                                                                                                            910,717
                                                                                                     --------------
Government - U.S. (22.61%)
United States Treasury,
Bond 08-15-05                                                   6.500          AAA              400         400,000
Bond 08-15-05                                                  10.750          AAA              100         119,266
Bond 02-15-16                                                   9.250          AAA              415         512,330
Bond 08-15-19                                                   8.125          AAA            1,140       1,299,064
Bond 08-15-23                                                   6.250          AAA              800         754,248
Bond 02-15-27                                                   6.625          AAA              500         495,545
Bond 11-15-28                                                   5.250          AAA              250         205,937
Note 08-31-02                                                   6.250          AAA              570         569,111
Note 08-15-04                                                   7.250          AAA              340         350,625
Note 08-15-07                                                   6.125          AAA              340         331,500
                                                                                                     --------------
                                                                                                          5,037,626
                                                                                                     --------------
Leisure (5.07%)
Cinemark USA, Inc.,
Sr Sub Note Ser D 08-01-08                                      9.625          B                100          92,000
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                            7.875          BB+              100          96,250
HMH Properties, Inc.,
Sr Note Ser B 08-01-08                                          7.875          BB               100          89,000
Hollywood Casino Shreveport,
1st Mtg Bond 08-01-06 (R)                                      13.000          B                100         107,000
Isle of Capri Casinos, Inc.,
Sr Sub Note 04-15-09                                            8.750          B                100          92,250
Jupiters Ltd.,
Sr Note (Australia) 03-01-06 (Y)                                8.500          BB+              150         145,500
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-               150         149,250
Regal Cinemas, Inc.,
Sr Sub Deb 12-15-10                                             8.875          B-               100          73,500
SFX Entertainment, Inc.,
Sr Sub Note Ser B 02-01-08                                      9.125          B-               100          94,000
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas)
12-15-07 (Y)                                                    8.625          B+               100          94,000
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+                97          97,000
                                                                                                     --------------
                                                                                                          1,129,750
                                                                                                     --------------
Machinery (0.39%)
Columbus McKinnon Corp.,
Sr Sub Note 04-01-08                                            8.500          B                100          86,000
                                                                                                     --------------
Media (6.67%)
Adelphia Communications Corp.,
Sr Note 11-15-09                                                9.375          B+               100          98,250
American Media Operations, Inc.,
Sr Sub Note 05-01-09                                           10.250          B-               150         150,375
AMFM Operating, Inc.,
Sr Sub Deb 10-31-06                                            12.625          B-                64          76,440
Chancellor Media Corp.,
Sr Sub Note 01-15-07                                           10.500          B                100         109,000
Citadel Broadcasting Co.,
Sr Sub Note 11-15-08                                            9.250          B-               100         100,000
Diamond Holdings Plc,
Bond (United Kingdom)
02-01-08 #                                                     10.000          B-                50          79,928
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon
(12.625%, 03-01-03)
03-01-08 (A)                                                     Zero          B-               250          91,250
Emmis Communications Corp.,
Sr Sub Note, Ser B 03-15-09                                     8.125          B-               125         118,437
Falcon Holdings Group L.P./
Falcon Funding Corp.,
Sr Deb Ser B 04-15-10                                           8.375          B                200         201,500
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+               100          91,500
Regional Independent Media Group Plc,
Sr Note (United Kingdom)
07-01-08 (Y)                                                   10.500          B-               175         171,500
STC Broadcasting, Inc.,
Sr Sub Note 03-15-07                                           11.000          B-               100          99,250
TV Guide, Inc.,
Sr Sub Note 03-01-09                                            8.125          B+               100          99,750
                                                                                                     --------------
                                                                                                          1,487,180
                                                                                                     --------------
Metal (0.86%)
Euramax International Plc,
Sr Sub Note (United Kingdom)
10-01-06 (Y)                                                   11.250          B                100         100,125
Koppers Industries, Inc.,
Sr Sub Note 12-01-07                                            9.875          B-               100          91,750
                                                                                                     --------------
                                                                                                            191,875
                                                                                                     --------------
Oil & Gas (1.63%)
Comstock Resources, Inc.,
Sr Note 05-01-07                                               11.250          B                100         102,500
Frontier Oil Corp.,
Sr Note 11-15-09                                               11.750          B+               200         197,000
Universal Compression, Inc.,
Sr Disc Note, Step Coupon
(9.875%, 02-15-03) 02-15-08 (A)                                  Zero          B                100          63,000
                                                                                                     --------------
                                                                                                            362,500
                                                                                                     --------------
Paper & Paper Products (2.98%)
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                                     12.625          BB-              200         199,000
Kappa Beheer BV,
Sr Sub Note (Netherlands)
07-15-09 (E) (R)                                               10.625          B                150         159,429
Packaging Corp. of America,
Sr Sub Note 04-01-09                                            9.625          B                200         204,500
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental
Int Cert) 04-01-02                                             12.250          B-               100         101,250
                                                                                                     --------------
                                                                                                            664,179
                                                                                                     --------------
Retail (0.62%)
United Stationers Supply Co.,
Sr Sub Note 04-15-08                                            8.375          B                150         137,250
                                                                                                     --------------
Steel (0.42%)
AK Steel Corp.,
Sr Note 02-15-09                                                7.875          BB               100          94,250
                                                                                                     --------------
Technology (0.47%)
ChipPAC International Ltd.,
Sr Sub Note 08-01-09 (R)                                       12.750          B-               100         105,000
                                                                                                     --------------
Telecommunications (9.73%)
Allegiance Telecom, Inc.,
Sr Disc Note, Ser B, Step Coupon
(11.75%, 02-15-03)
02-15-08 (A)                                                     Zero          B                250         178,437
AMSC Acquisition Co., Inc.,
Sr Note Ser B 04-01-08                                         12.250          B-               100          82,000
Cellco Finance NV,
Sr Note (Netherlands)
08-01-05 (R) (Y)                                               12.750          B-               100         103,500
Centennial Cellular Operating Co.,
Sr Sub Note 12-15-08                                           10.750          Caa1             100         107,500
Comunicacion Celular S.A.,
Bond, Step Coupon (13.125%,
11-15-00) (Colombia)
03-01-05 (A) (R) (Y)                                             Zero          B                100          66,000
Esprit Telecom Group Plc,
Sr Note (United Kingdom)
12-15-07 (Y)                                                   11.500          B-               100         100,000
Sr Note (Deutsche Mark)
06-15-08 #                                                     11.000          BB-              200         103,278
Intercel, Inc.,
Unit (Sr Discount Note & Warrant),
Step Coupon (12.00%, 02-01-01)
02-01-06 (A)                                                     Zero          B                200         173,000
Ionica PLC,
Sr Disc Note, Step Coupon
(15.00%, 05-01-02)
(United Kingdom)
05-01-07 (A) (Y)                                                 Zero          Ca               200           6,500
MetroNet Communications Corp.,
Sr Disc Note, Step Coupon
(10.75%, 11-01-02)
(Canada) 11-01-07 (A) (Y)                                        Zero          BBB              200         169,130
Sr Note (Canada) 08-15-07 (Y)                                  12.000          BBB               50          58,000
NorthEast Optic Network, Inc.,
Sr Note 08-15-08                                               12.750          B-               100         106,000
Nuevo Grupo Iusacell S.A.,
Sr Note (Mexico) 12-01-06 (R) (Y)                              14.250          B+               200         207,000
ONO Finance Plc,
Sr Note (United Kingdom)
05-01-09 (E) (Y)                                               13.000          CCC+              50          52,387
Sr Note (United Kingdom)
05-01-09 (R) (Y)                                               13.000          CCC+              50          52,000
Orange Plc,
Sr Note (United Kingdom)
08-01-08 (E)                                                    7.625          BBB               25          26,005
Sr Note (United Kingdom)
08-01-08 (Y)                                                    8.000          BBB              100         101,750
Spectrasite Holdings, Inc.,
Sr Disc Note, Step Coupon
(11.25%, 04-15-04) 04-15-09 (A)                                  Zero          B-               200         107,000
TeleCorp PCS, Inc.,
Sr Disc Note, Step Coupon
(11.625%, 04-15-04)
04-15-09 (A) (R)                                                 Zero          B3               175         110,250
Telewest Communications Plc,
Sr Disc Note, Step Coupon
(9.25%, 04-15-04)
(United Kingdom)
04-15-09 (A) (R) (Y)                                             Zero          B+               100         102,533
Williams Communications Group, Inc.,
Sr Note 10-01-09                                               10.875          BB-              150         156,937
                                                                                                     --------------
                                                                                                          2,169,207
                                                                                                     --------------
Telecommunications Services (21.27%)
CapRock Communications Corp.,
Sr Note 05-01-09                                               11.500          B                100         102,500
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon
(10.40%, 05-15-03)
(Canada) 05-15-08 (A) #                                          Zero          B3               150          65,454
Sr Disc Note, Step Coupon
(10.125%, 05-01-04)
(Canada) 05-01-09 (A) (Y)                                        Zero          B3               150          91,125
COLT Telecom Group Plc
(United Kingdom), Sr Note
(Deutsche Mark) 07-31-08 #                                      7.625          B                300         155,303
Crown Castle International Corp.,
Sr Disc Note, Step Coupon
(10.625%, 11-15-02)
11-15-07 (A)                                                     Zero          B                150         112,125
Dolphin Telecom Plc,
Sr Disc Note, Step Coupon
(11.50%, 06-01-03)
(United Kingdom)
06-01-08 (A) (Y)                                                 Zero          CCC+             200          91,500
Sr Disc Note, Step Coupon
(14.00%, 05-15-04)
(United Kingdom) 05-15-09 (A) (Y)                                Zero          CCC+             200          90,000
Energis Plc,
Sr Note (United Kingdom)
06-15-09 (R) #                                                  9.500          B                130         217,258
Global Crossing Holdings Ltd.,
Sr Note 05-15-08                                                9.625          BB               100          99,750
Hermes Europe Railtel BV,
Sr Note (Netherlands)
08-15-07 (Y)                                                   11.500          B                100         102,500
Jazztel Plc,
Sr Note (United Kingdom)
12-15-09 (E) (R)                                               13.250          CCC+             200         202,497
Level 3 Communications, Inc.,
Sr Note 05-01-08                                                9.125          B                100          94,500
McLeodUSA, Inc.,
Sr Note 07-15-07                                                9.250          B+               100         100,250
Sr Note 11-01-08                                                9.500          B+                50          50,125
Metromedia Fiber Network, Inc.,
Sr Note 11-15-08                                               10.000          B+               300         306,750
Sr Note (United States)
12-15-09 (E)                                                   10.000          B+               100         103,012
Nextel Communications, Inc.,
Sr Disc Note 08-15-04                                           9.750          B                 75          77,250
Sr Disc Note, Step Coupon
(9.95%, 02-15-03) 02-15-08 (A)                                   Zero          B                125          87,813
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon
(14.00%, 02-01-04)
02-01-09 (A)                                                     Zero          CCC+             250         163,750
NEXTLINK Communications, Inc.,
Sr Disc Note, Step Coupon
(12.125%, 12-01-04)
12-01-09 (R)                                                     Zero          B                100          58,250
Sr Note 11-15-08                                               10.750          B                100         103,000
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-               100         108,000
Sr Note Ser B, Step Coupon
(12.375%, 10-01-03)
10-01-08 (A)                                                     Zero          B-               150         104,625
Omnipoint Corp.,
Sr Note 09-15-09 (R)                                           11.500          CCC+             100         108,000
Orion Network Systems,
Sr Note 01-15-07                                               11.250          B+               100          74,000
Primus Telecommunications
Group, Inc., Sr Note 10-15-09 (R)                              12.750          B-               250         258,750
Qwest Communications International,
Inc., Sr Note Ser B 04-01-07                                   10.875          BB+               65          71,941
RCN Corp.,
Sr Disc Note, Step Coupon
(11.125%, 10-15-02)
10-15-07 (A)                                                     Zero          B-               200         141,500
Tele1 Europe B.V.,
Sr Note (Netherlands)
12-01-09 (E) (R)                                               11.875          B-               200         203,505
Teligent, Inc.,
Sr Note 12-01-07                                               11.500          CCC              100          97,500
Time Warner Telecom LLC,
Sr Note 07-15-08                                                9.750          B                100         102,500
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 05-15-04)
05-15-09 (A) (R)                                                 Zero          B3               100          63,000
United Pan-Europe Communications N.V.,
Sr Disc Note, Step Coupon
(13.375%, 11-01-04)
(Netherlands) 11-01-09 (E) (R)                                   Zero          B-               100          55,913
Sr Note (Netherlands)
11-01-07 (E) (R)                                               10.875          B-               100         103,264
Sr Note (Netherlands)
11-01-09 (E) (R)                                               11.250          B-               100         103,264
VersaTel Telecom International N.V.,
Sr Note (Netherlands)
05-15-08 (Y)                                                   13.250          B-               100         106,500
Sr Note Ser EU (Netherlands)
07-15-09 (E)                                                   11.875          B-               100         107,293
Viatel, Inc.,
Sr Note 04-15-08                                               11.250          B-               350         348,250
Winstar Equipment Corp.,
Sec Note 03-15-04                                              12.500          CCC+             100         106,500
                                                                                                     --------------
                                                                                                          4,739,017
                                                                                                     --------------
Telecommunications/Internet Service Providers (1.88%)
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-               100         105,000
Verio, Inc.,
Sr Note 12-01-08                                               11.250          B-               300         315,000
                                                                                                     --------------
                                                                                                            420,000
                                                                                                     --------------
Transportation (1.66%)
Continental Airlines, Inc.,
Sr Note 12-15-05                                                8.000          BB-              200         184,500
Fine Air Services Corp.,
Sr Note 06-01-08                                                9.875          B                100          85,000
North American Van Lines, Inc.,
Sr Sub Note 12-01-09 (R)                                       13.375          B-               100         100,000
                                                                                                     --------------
                                                                                                            369,500
                                                                                                     --------------
Utilities (3.88%)
Calpine Corp.,
Sr Note 04-01-08                                                7.875          BB+              100          95,250
CMS Energy Corp.,
Sr Note Ser B 11-15-00                                          7.375          Ba3              250         248,528
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB               100         107,985
Deb Ser B 07-23-06                                             13.250          BB               150         176,190
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico)
11-15-09 (R) (Y)                                                9.625          BB               100          89,500
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB              145         148,061
                                                                                                     --------------
                                                                                                            865,514
                                                                                                     --------------
TOTAL BONDS
(Cost $21,974,386)                                                                          (93.81%)     20,904,118
                                                                                           --------  --------------

                                                                                          NUMBER OF
                                                                                             SHARES
                                                                                          ---------
COMMON STOCKS
KLM Royal Dutch Airlines N.V.
(Netherlands)                                                                                   397           9,900
Nextel Communications, Inc. (Class A)**                                                         232          23,925
Northeast Utilities**                                                                         6,000         123,375
Viatel, Inc.**                                                                                  795          42,632
                                                                                                     --------------
                                                                                                            199,832
                                                                                                     --------------
TOTAL COMMON STOCK
(Cost $127,949)                                                                              (0.90%)        199,832
                                                                                           --------  --------------

PREFERRED STOCKS AND WARRANTS
Allegiance Telecom Inc., Warrant**                                                              250          20,000
American Mobile Satellite Corp.,
Warrant (R)**                                                                                   100               0
Comunicacion Celular S.A., Warrant
(Colombia)**                                                                                    100               0
DIVA Systems Corp., Warrant**                                                                   750           1,500
Loral Space & Communications Ltd.,
Warrant**                                                                                       100           1,000
LTV Corp., 8.25%, Conv Preferred
Stock (R)                                                                                     4,000         243,000
NEXTLINK Communications Inc., 14.00%,
Preferred Stock                                                                               2,041         110,214
ONO Finance Plc, Warrant (United
Kingdom) (R) (Y)**                                                                               50           5,000
ONO Finance Plc, Warrant (United
Kingdom) (E) (R)**                                                                               50           5,037
VersaTel Telecom B.V., Warrant (R)**                                                            100          40,000
                                                                                                     --------------
                                                                                                            425,751
                                                                                                     --------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $335,445)                                                                              (1.91%)        425,751
                                                                                           --------  --------------

                                                                            INTEREST        PAR VALUE
                                                                                RATE    (000s OMITTED)
                                                                           ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.25%)
Investment in a joint repurchase agreement
transaction with Barclay's, Inc. - Dated
12-31-99 due 01-03-00 (Secured by
U.S. Treasury Bond 10.625% due
08-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00
thru 05-15-00) - Note B                                                       2.490%           $278         278,000
                                                                                                        -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                                              602
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS                                                                  (1.25%)       278,602
                                                                                          ----------    -----------
TOTAL INVESTMENTS                                                                            (97.87%)    21,808,303
                                                                                          ----------    -----------
OTHER ASSETS AND LIABILITIES, NET                                                             (2.13%)       473,680
                                                                                          ----------    -----------
TOTAL NET ASSETS                                                                            (100.00%)   $22,281,983
                                                                                          ==========    ===========



  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,757,773 or 16.86% of the fund's net assets as of December 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Portfolio Concentration
December 31, 1999 (Unaudited)
---------------------------------------------------------------------------

The V.A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 1999 assigned to country categories.

                                                MARKET VALUE
                                                   AS A % OF
COUNTRY DIVERSIFICATION                    FUND'S NET ASSETS
-----------------------                    -----------------
Australia                                              0.65%
Bahamas                                                0.42
Canada                                                 4.01
Colombia                                               0.30
France                                                 0.48
Luxembourg                                             0.47
Mexico                                                 1.29
Netherlands                                            4.73
United Kingdom                                         9.26
United States                                         76.26
                                                 ----------
TOTAL INVESTMENTS                                     97.87%
                                                 ==========

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
AAA                                                   26.70%
BBB                                                    3.37
BB                                                     9.76
B                                                     48.83
CCC                                                    5.12
CC                                                     0.03
                                                 ----------
TOTAL BONDS                                           93.81%
                                                 ==========



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

NOTE A -
ORGANIZATION

John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Large Cap Growth Fund ("V.A. Large Cap Growth Fund"), John Hancock V.A. Mid Cap Growth Fund ("V.A. Mid Cap Growth Fund"), John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund"), John Hancock V.A. Small Cap Growth Fund ("V.A. Small Cap Growth Fund"), John Hancock V.A. Core Equity Fund ("V.A. Core Equity Fund"), John Hancock V.A. Large Cap Value Fund ("V.A. Large Cap Value Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. Bond Fund ("V.A. Bond Fund"), John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund") (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. Prior to May 1, 1999, V.A. Large Cap Growth Fund was known as John Hancock V.A. Growth Fund, V.A. Mid Cap Growth Fund was known as John Hancock V.A. Special Opportunities Fund, V.A. Small Cap Growth Fund was known as John Hancock V.A. Emerging Growth Fund, V.A. Core Equity Fund was known as John Hancock V.A. Independence Equity Fund and V.A. Large Cap Value Fund was known as John Hancock Growth and Income Fund. The Trust, organized as a Massachusetts business trust in 1995, consists of fourteen different series at December 31, 1999. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. International Fund is to seek long-term growth of capital. The investment objective of the V.A. Large Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Mid Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation. The investment objective of the V.A. Small Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Core Equity Fund is to seek above-average total return, consisting of capital appreciation and income. The investment objective of the V.A. Large Cap Value Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks. The investment objective of the V.A. Bond Fund is to seek a high level of current income consistent with prudent investment risk. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income.

NOTE B -
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation." The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policies are to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

For federal income tax purposes, the following Funds had capital loss carryforwards available. To the extent such carryforwards are used by the Funds, no capital gain distributions will be made. Capital loss carryforwards in the amount of $4,130, which were acquired by the V.A. Strategic Income Fund from the merger of the V.A. World Bond Fund on March 26, 1999, may be limited in a given year.

Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses attributable to security transactions occurring after October 31, 1999 are treated as arising on the first day (January 1, 2000) of the Funds' next taxable year.

                                    CAPITAL LOSS          CAPITAL LOSS        POST 10/31/1999
                                    CARRYFORWARD          CARRYFORWARD        LOSS TREATED AS
FUND                            EXPIRING 12/31/2006   EXPIRING 12/31/2007    ARISING 1/1/2000
----                            -------------------   -------------------   -------------------
V.A. Financial Industries Fund        $    --              $2,140,648           $2,011,448
V.A. 500 Index Fund                        --                     --                32,182
V.A. International Fund                    --                     --                    --
V.A. Large Cap Growth Fund                 --                     --                    --
V.A. Mid Cap Growth Fund                   --                     --                 2,013
V.A. Regional Bank Fund                    --                     --                 6,293
V.A. Small Cap Growth Fund                 --                     --                    --
V.A. Core Equity Fund                      --                     --                    --
V.A. Large Cap Value Fund                  --                     --                 4,326
V.A. Sovereign Investors Fund         157,877                101,159               110,401
V.A. Bond Fund                             --                 67,593                29,471
V.A. High Yield Bond Fund             122,097                     --                 1,954
V.A. Money Market Fund                     --                     --                    --
V.A. Strategic Income Fund              4,130                136,493                 8,695


DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Any expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each applicable Fund.

BANK BORROWINGS The Funds (except V.A. Money Market Fund) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Funds entered into a syndicated line of credit agreement with various banks that enable the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity for the year ended December 31, 1999.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 1999, the V.A. International Fund loaned securities having a market value of $324,508 collateralized by cash in the amount of $334,763, which was invested in a short-term instrument and the V.A. Small
Cap Growth loaned securities having a market value of $177,384 collateralized by securities in the amount of $183,286.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Core Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities.

The Funds (except for the V.A. Core Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts for the Trust at December 31, 1999, were as follows:

                                                               UNREALIZED
                             PRINCIPAL AMOUNT    EXPIRATION   APPRECIATION/
CURRENCY                   COVERED BY CONTRACT      MONTH     (DEPRECIATION)
--------                   -------------------   ----------   ------------
V.A. INTERNATIONAL FUND
Sells
Euro Currency                        61,336         JAN 00        ($205)
Indonesian Rupiah                56,338,800         JAN 00         (214)
Pound Sterling                        3,556         JAN 00          (15)
Singapore Dollar                     14,294         JAN 00          (13)
                                                                -------
                                                                  ($447)
                                                                =======
V.A. LARGE CAP VALUE FUND
Buys
Japanese Yen                      3,697,363         MAR 00        ($453)
                                                                -------
Sells
Japanese Yen                        828,898         JAN 00           $1
Japanese Yen                      3,705,446         MAR 00         (447)
                                                                -------
                                                                  ($446)
                                                                =======
V.A. BOND FUND
Sells
Euro Currency                        61,548         MAR 00         $913
                                                                -------
V.A. HIGH YIELD BOND FUND
Buys
Euro Currency                        25,776         FEB 00        ($553)
Euro Currency                        51,482         MAR 00          197
Pound Sterling                       16,429         FEB 00         (171)
                                                                -------
                                                                  ($527)
                                                                =======
Sells
Canadian Dollar                      14,283         MAR 00        ($296)
Euro Currency                       142,181         JAN 00       10,744
Euro Currency                       233,521         FEB 00       14,338
Euro Currency                       211,767         MAR 00        6,626
Pound Sterling                       15,125         JAN 00          620
Pound Sterling                       80,154         FEB 00        2,410
                                                                -------
                                                                $34,442
                                                                =======
V.A. STRATEGIC INCOME FUND
Buys
Euro Currency                       463,542         FEB 00     ($16,813)
Pound Sterling                      232,073         FEB 00         (959)
                                                                -------
                                                               ($17,772)
                                                                =======
Sells
Euro Currency                       463,542         FEB 00      $30,482
Pound Sterling                      301,031         JAN 00       12,459
Pound Sterling                      719,540         FEB 00       15,511
Pound Sterling                      865,614         MAR 00          707
                                                                -------
                                                                $59,159
                                                                =======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds' instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

Open financial futures contracts for the Trust at December 31, 1999 were as follows:

                                    OPEN                        UNREALIZED
EXPIRATION                       CONTRACTS         POSITION    APPRECIATION
----------                    -----------------   ----------   ------------
V.A. 500 INDEX FUND
MAR 00                           1 S&P 500           Long         $9,156
                                                                  =======

At December 31, 1999, the V.A. 500 Index Fund had deposited $18,750 in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS The Funds (except V.A. Money Market Fund) may purchase options contracts. Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' Statements of Assets and Liabilities.

There were no written option transactions for the year ended
December 31, 1999, for the Funds.

NOTE C -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                              RATE
----                              ----
V.A. Financial Industries Fund    0.80% of average daily net assets
V.A. 500 Index Fund               0.35% of average daily net assets
V.A. International Fund           0.90% of average daily net assets
V.A. Large Cap Growth Fund        0.75% of average daily net assets
V.A. Mid Cap Growth Fund          0.75% of average daily net assets
V.A. Regional Bank Fund           0.80% of average daily net assets
V.A. Small Cap Growth Fund        0.75% of average daily net assets
V.A. Core Equity Fund             0.70% of average daily net assets
V.A. Large Cap Value Fund         0.60% of average daily net assets
V.A. Sovereign Investors Fund     0.60% of average daily net assets
V.A. Bond Fund                    0.50% of average daily net assets
V.A. High Yield Bond Fund         0.60% of average daily net assets
V.A. Money Market Fund            0.50% of average daily net assets
V.A. Strategic Income Fund        0.60% of average daily net assets

John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a subadvisory agreement among the Fund, the Adviser and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. On December 1, 1999, the shareholders of the V.A. International Fund approved a new subadvisory contract between the Adviser and Indocam International Investments Services ("IIIS"), effective January 1, 2000. Under the new contract, IIIS will provide the V.A. International Fund with advice and recommendations regarding the V.A. International Fund's investments. The Adviser pays a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund. Effective January 1, 2000, JHAI will voluntarily limit its subadvisory fee to 0.05% of the V.A. International Fund's average daily net assets. As of January 1, 2000, the Adviser will pay a portion of its advisory fee from the V.A. International Fund to IIIS at the following rate: 55% of the advisory fee payable by the Fund.

Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Core Equity Fund pursuant to a separate subadvisory agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Core Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

The V.A. 500 Index Fund has an agreement with Standard & Poor's
("S&P") to license certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.
Accordingly, for the year ended December 31, 1999, the reduction in the Fund's management fee amounted to $81,532.

The Adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee, to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the year ended December 31, 1999 were as follows:

FUND                                              FEE REDUCTION
----                                              -------------
V.A. Financial Industries Fund                       $    --
V.A. 500 Index Fund                                   48,517
V.A. International Fund                              100,697
V.A. Large Cap Growth Fund                             3,265
V.A. Mid Cap Growth Fund                              37,793
V.A. Regional Bank Fund                                   --
V.A. Small Cap Growth Fund                            41,006
V.A. Core Equity Fund                                     --
V.A. Large Cap Value Fund                                 --
V.A. Sovereign Investors Fund                             --
V.A. Bond Fund                                        30,015
V.A. High Yield Bond Fund                             16,324
V.A. Money Market Fund                                    --
V.A. Strategic Income Fund                             3,603

The Adviser reserves the right to terminate this limitation in the future.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

The Adviser and other subsidiaries of John Hancock Mutual Life
Insurance Company owned the following shares of beneficial interest of the Funds as of December 31, 1999:

FUND                                       SHARES OF BENEFICIAL INTEREST
----                                       -----------------------------
V.A. Financial Industries Fund                            --
V.A. 500 Index Fund                                       --
V.A. International Fund                              222,987
V.A. Large Cap Growth Fund                           102,341
V.A. Mid Cap Growth Fund                              50,071
V.A. Regional Bank Fund                               51,995
V.A. Small Cap Growth Fund                           102,547
V.A. Core Equity Fund                                     --
V.A. Large Cap Value Fund                             52,730
V.A. Sovereign Investors Fund                             --
V.A. Bond Fund                                       125,908
V.A. High Yield Bond Fund                            244,286
V.A. Money Market Fund                               115,864
V.A. Strategic Income Fund                           494,232

NOTE D -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, excluding short-term securities, during the year ended December 31, 1999, were as follows:

FUND                                    PURCHASES         SALES
----                                   -----------     -----------
V.A. Financial Industries Fund         $35,055,103     $39,313,221
V.A. 500 Index Fund                      8,639,187       1,557,032
V.A. International Fund                  8,290,079       8,550,835
V.A. Large Cap Growth Fund              35,732,659      27,006,559
V.A. Mid Cap Growth Fund                 5,846,137       3,571,941
V.A. Regional Bank Fund                 11,681,004      10,112,018
V.A. Small Cap Growth Fund              17,337,802      12,353,728
V.A. Core Equity Fund                   39,763,490      27,129,812
V.A. Large Cap Value Fund               50,070,303      40,564,005
V.A. Sovereign Investors Fund
     U.S. Government Securities          1,028,614              --
     Other Investments                  23,049,771      10,011,211
V.A. Bond Fund
     U.S. Government Securities         13,663,565      15,822,068
     Other Investments                  20,375,274      17,054,453
V.A. High Yield Bond Fund
     U.S. Government Securities                 --             --
     Other Investments                  11,454,414      10,379,553
V.A. Strategic Income Fund
     U.S. Government Securities          2,313,135         564,387
     Other Investments                  14,112,484       9,328,560

At December 31, 1999, the cost (excluding the corporate savings accounts) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                           GROSS           GROSS        NET UNREALIZED
                                         AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION/
FUND                                       COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                                    -----------     ------------    ------------      ----------
V.A. Financial Industries Fund          $42,186,487     $ 7,910,868        $1,265,709    $ 6,645,159
V.A. 500 Index Fund                      26,844,616      13,178,435         2,077,270     11,101,165
V.A. International Fund                   6,912,226       2,497,690           227,249      2,270,441
V.A. Large Cap Growth Fund               18,022,997       4,863,409           892,093      3,971,316
V.A. Mid Cap Growth Fund                  4,546,110       1,964,459           138,994      1,825,465
V.A. Regional Bank Fund                  22,491,056         719,489         2,765,775     (2,046,286)
V.A. Small Cap Growth Fund               13,982,774       7,380,878           474,594      6,906,284
V.A. Core Equity Fund                    37,305,600       9,392,353         1,866,215      7,526,138
V.A. Large Cap Value Fund                28,700,532      12,135,379         2,572,477      9,562,902
V.A. Sovereign Investors Fund            45,162,849       7,889,523         2,203,048      5,686,475
V.A. Bond Fund                           13,033,378          17,079           625,388       (608,309)
V.A  High Yield Bond Fund                10,214,169         309,385         1,492,925     (1,183,540)
V.A. Money Market Fund                   32,453,203              --                --             --
V.A. Strategic Income Fund               22,715,781         456,741         1,364,821       (908,080)


NOTE E -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1999, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to differences in the treatment of net operating losses, foreign currency gains and losses and return of capital under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                              UNDISTRIBUTED NET   ACCUMULATED NET
                                   CAPITAL       INVESTMENT          REALIZED
FUND                               PAID-IN      INCOME/(LOSS)       GAIN/(LOSS)
----                              ---------   --------------      ------------
V.A. Financial Industries Fund    ($24,815)         ($885)            $25,700
V.A. 500 Index Fund                    (38)           (12)                 50
V.A. International Fund                (11)         1,407              (1,396)
V.A. Large Cap Growth Fund             (15)        40,855             (40,840)
V.A. Mid Cap Growth Fund                (2)         6,426              (6,424)
V.A. Regional Bank Fund                (29)           (22)                 51
V.A. Small Cap Growth Fund             (11)        82,268             (82,257)
V.A. Core Equity Fund                  (40)         2,492              (2,452)
V.A. Large Cap Value Fund              (82)        10,442             (10,360)
V.A. Sovereign Investors Fund       (2,348)         2,314                  34
V.A. Bond Fund                         (17)        21,484             (21,467)
V.A. High Yield Bond Fund            8,782         (1,000)             (7,782)
V.A. Money Market Fund                 (30)            49                 (19)
V.A. Strategic Income Fund          (7,246)       (38,225)             45,471


NOTE F -
REORGANIZATION

On March 18, 1999, the shareholders of John Hancock V.A. World Bond Fund (VAWBF) approved a plan of reorganization between VAWBF and V.A. Strategic Income Fund, providing for the transfer of substantially all of the assets and liabilities of VAWBF to V.A. Strategic Income Fund in exchange solely for shares of V.A. Strategic Income Fund. The acquisition of VAWBF was accounted for as a tax free exchange of 253,313 shares of V.A. Strategic Income for the net assets of VAWBF, which amounted to $2,569,836, including $17,012 of unrealized depreciation, after the close of business on March 26, 1999.

NOTE G -
SHAREHOLDER MEETING (UNAUDITED)

On December 1, 1999, the shareholders of John Hancock V.A. International Fund approved a subadvisory contract between the Adviser and Indocam International Investment Services (465,986 FOR, 81,973 AGAINST and 25,945 ABSTAINING).



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Contract Owners and Trustees of
John Hancock Declaration Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Declaration Trust (the Trust) (comprising, respectively, V.A. Financial Industries Fund, V.A. 500 Index Fund, V.A. International Fund, V.A. Large Cap Growth Fund (formerly, V.A. Growth Fund), V.A. Mid Cap Growth Fund (formerly, V.A. Special Opportunities Fund), V.A. Regional Bank Fund, V.A. Small Cap Growth Fund (formerly, V.A. Emerging Growth Fund), V.A. Core Equity Fund (formerly, V.A. Independence Equity Fund), V.A. Large Cap Value Fund (formerly, V.A. Growth and Income Fund), V.A. Sovereign Investors Fund, V.A. Bond Fund, V.A. High Yield Bond Fund, V.A. Money Market Fund and V.A. Strategic Income Fund) as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the John Hancock Declaration Trust at December 31, 1999, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                       /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000


TAX INFORMATION (UNAUDITED)

The Funds designated the following as long-term capital gain dividends during the fiscal year ended December 31, 1999.

Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

FUND                                    PURCHASES       SALES
----                                   -----------     -------
V.A. Financial Industries Fund            $ 25,360      99.96%
V.A. 500 Index Fund                        126,055      85.42
V.A. International Fund                    259,599         --
V.A. Large Cap Growth Fund                 222,670      12.13
V.A. Mid Cap Growth Fund                     5,407         --
V.A. Regional Bank Fund                         --      84.35
V.A. Small Cap Growth Fund                 441,478         --
V.A. Core Equity Fund                      166,196      36.40
V.A. Large Cap Value Fund                  494,597       2.78
V.A. Sovereign Investors Fund                   --      89.11
V.A. Bond Fund                                  --         --
V.A. High Yield Bond Fund                       --       4.14
V.A. Money Market Fund                          --         --
V.A. Strategic Income Fund                      --       1.54



Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of December 31, 1999.
-------------------------------------------------------------------------

                                                   PERCENT OF
COMPANY                                         DIVIDEND INCREASE
-------                                         -----------------
Abbott Laboratories                                   13.3%
AFLAC, Inc.                                           14.6
ALLTEL Corp.                                           5.1
American General Corp.                                 6.7
American Home Products Corp.                           4.6
American International Group, Inc.                    13.1
Automatic Data Processing, Inc.                       24.5
Avery Dennison Corp.                                  13.8
Bank of America Corp.                                 16.4
Baxter International, Inc.                             1.8
Bemis Co., Inc.                                        4.5
Bestfoods, Inc.                                        8.5
Bristol-Myers Squibb Co.                              14.1
CenturyTel, Inc.                                       4.0
Chevron Corp.                                          1.6
Citigroup, Inc.                                       44.8
Dayton Hudson Corp.                                   21.2
Dover Corp.                                           10.0
DuPont (E.I.) De Nemours & Co.                         2.2
Emerson Electric Co.                                  12.7
Exxon Mobil Corp.                                      1.8
Fannie Mae                                            12.5
First Tennessee National Corp.                        15.3
Gannett Co., Inc.                                      5.1
General Electric Co.                                  16.8
Grainger (W.W.), Inc.                                  6.8
Hasbro, Inc.                                          14.3
Hewlett-Packard Co.                                    6.7
Home Depot, Inc.                                      37.5
Honeywell International, Inc.                         13.3
Illinois Tool Works, Inc.                             29.4
Interpublic Group of Companies, Inc. (The)            17.2
Johnson & Johnson                                     12.4
Johnson Controls, Inc.                                12.0
Kimberly-Clark Corp.                                   4.0
Leggett & Platt, Inc.                                 12.5
Lowe's Cos., Inc.                                      8.3
Masco Corp.                                            4.5
McDonald's Corp.                                      11.1
McGraw-Hill Cos., Inc.                                10.3
Merck & Co., Inc.                                     17.9
Minnesota Mining & Manufacturing Co.                   1.8
Nucor Corp.                                            8.3
Pentair, Inc.                                          6.7
PepsiCo, Inc.                                          4.9
Philip Morris Cos., Inc.                               9.5
Pitney Bowes, Inc.                                    13.3
Questar Corp.                                          3.1
ReliaStar Financial Corp.                             12.7
RPM, Inc.                                              9.1
SBC Communications, Inc.                               3.2
Schering-Plough Corp.                                 14.0
SunTrust Banks, Inc.                                  38.0
SYSCO Corp.                                           27.3
Warner-Lambert Co.                                     0.3
Wells Fargo Co.                                       12.9
                                                      ----
The average dividend increase for this group was      12.4%
                                                      ====



Historical Data (Unaudited)

The table below shows the record for the V.A. Sovereign Investors
Fund during the past periods.
-----------------------------------------------------------------

                                 PER SHARE
YEAR        -----------------------------------------------------
ENDED          SHARES      DIVIDENDS    NET ASSET   CAPITAL GAINS
DEC. 31     OUTSTANDING   FROM INCOME     VALUE     DISTRIBUTION
-------     -----------   -----------     ------    -------------
1996(1)        103,482       $0.07        $10.74       $0.02
1997           896,718        0.18         13.59        0.01
1998         2,188,296        0.25         15.61          --
1999         3,149,115        0.24         15.96          --

(1) For the period from commencement of operations on August 29, 1996 to December 31, 1996.



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-824-0335

This report is for the information of shareholders of the John Hancock Declaration Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."

DEC0A  12/99
        2/00